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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03826

AIM Sector Funds
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas			77046
(Address of principal executive offices)			(Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 626-1919

Date of fiscal year end:	3/31

Date of reporting period:	3/31/07

ITEM 1.  Reports to Stockholders

AIM Energy Fund

Annual Report to Shareholders • March 31, 2007

[COVER GLOBE IMAGE]

SECTOR EQUITY

Sectors

Supplemental Information	2

Letters to Shareholders	3

Performance Summary	5

Management Discussion	5

Fund Expenses	7

Long-term Fund Performance	8

Schedule of Investments	F-1

Financial Statements	F-3

Notes to Financial Statements	F-6

Financial Highlights	F-13

Auditor’s Report	F-17

Tax Information	F-18

Trustees and Officers	F-19

[AIM investment solutions]

	[Graphic]		[Graphic]

	[Domestic		[Fixed
	Equity]		Income]

[Graphic]		[Graphic]		[Graphic]

[Target		[Target		[Diversified
Risk]		Maturity]		Portfolios]

	[Graphic]		[Graphic]

	[Sector		[International/
	Equity]		Global Equity]

[AIM Investments Logo]

– registered trademark –

AIM Energy Fund

AIM ENERGY FUND’s investment objective is capital growth.

•  Unless otherwise stated, information presented in this report is as of March 31, 2007, and is based on total net assets.

•  Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•  Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

•  The prices of and the income generated by securities held by the Fund may decline in response to certain events, including some directly involving the companies whose securities are owned by the Fund. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

•  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•  There is no guarantee that the investment techniques and risk analyses used by the Fund’s managers will produce the desired results.

•  Because a large percentage of the Fund’s assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the Fund.

•  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may be more volatile than other mutual funds, and the value of the Fund’s investments may rise and fall more rapidly.

•  The businesses in which the Fund invests may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Short term fluctuations in commodity prices may affect Fund returns and increase price fluctuations in the Fund’s shares.

About indexes used in this report

•  The Dow Jones U.S. Oil & Gas Index measures the performance of energy companies within the United States. The index maintains an approximate weighting of 95% in U.S. coal, oil and drilling and pipeline companies.

•  The unmanaged Lipper Natural Resource Funds Index represents an average of the largest natural resources funds tracked by Lipper Inc., an independent mutual fund performance monitor.

•  The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

•  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•  The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

Continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbols

Class A Shares	IENAX
Class B Shares	IENBX
Class C Shares	IEFCX
Investor Class Shares	FSTEX

Not FDIC Insured   May lose value   No bank guarantee

AIMinvestments.com

2

AIM Energy Fund

[TAYLOR
PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds —registered trademark—:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Most major stock market indexes, in the U.S. and overseas, performed well for the 12 months ended March 31, 2007, as did major fixed-income indexes.(1) Reasons for their positive performance included continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve Board, among other factors.(2)

As the period covered by this report drew to a close, however, stock market volatility returned. In late February, Asian markets sold off, triggering a global decline. Additional volatility followed in March, partly due to uncertainty about the health of the U.S. housing market and rising concern about the ability of sub-prime borrowers to repay their mortgages. By mid-April, after the close of the period covered by this report, U.S. and foreign markets had largely resumed their upward trend, helped by good economic growth and a rash of corporate buyouts.

At AIM Investments —registered trademark—, we know that market conditions change—often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

•      Domestic, global and international equity funds

•      Taxable and tax-exempt fixed-income funds

•      Allocation portfolios, with risk/return characteristics to match your needs

•      AIM Independence Funds—target-maturity funds that combine retail mutual funds and PowerShares —registered trademark— exchange-traded funds—with risk/return characteristics that change as your target retirement date nears

We believe in the value of working with a trusted financial advisor. Your financial advisor can recommend various AIM funds that, together, can create a portfolio that’s appropriate for your investment goals, time horizon and risk tolerance. Market volatility can be disconcerting—but your financial advisor can help you keep on track with your investment program, making periodic adjustments as market conditions and your changing investment goals warrant.

In conclusion

Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

Of course, you can access your account information, review your Fund’s performance, learn more about your Fund’s investment strategies and obtain general investing information when it’s convenient for you by visiting our Web site, AIMinvestments.com.

All of us at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we’re grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

May 17, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Sources: (1)Lipper Inc.; (2)U.S. Federal Reserve Board

3

AIM Energy Fund

[CROCKETT
PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the money market, equity and fixed-income AIM Funds improved for the one-year period ended December 31, 2006, as compared to the one-year period ended December 31, 2005, and the one-year period ended December 31, 2004.(1)▲

In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds’ performance, attract new assets and reduce costs. The asset class subcommittees of your Board’s Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I’ll report more on these steps once they’re completed.

Another major Board initiative for early 2007 is the revision of the AIM Funds’ proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar, Inc. is a leading provider of independent mutual fund investment research) included a review of AIM’s progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I’m looking forward to a return visit to Morningstar this year to review AIM Funds’ performance and governance ratings.

Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

I’d like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

May 17, 2007

Sources: ▲A I M Management Group Inc. and Lipper Inc.

(1)Past performance is no guarantee of future results. Please visit AIMinvestments.com for the most recent month-end performance for all AIM funds.

4

AIM Energy Fund

Management’s discussion of Fund performance

Performance Summary

For the 12 months ended March 31, 2007, Class A shares of AIM Energy Fund, excluding applicable sales charges, underperformed the Fund’s broad market index and style-specific index, the S&P 500 Index and the Dow Jones U.S. Oil & Gas Index, respectively. Although the energy sector outperformed the broad market, as measured by the S&P 500 Index, its outperformance was largely attributable to the strong performance of major integrated oil companies such as Chevron and ExxonMobil. Integrated oil and gas companies, which account for approximately 50% of the Dow Jones U.S. Oil & Gas Index, are generally not as dependent on commodity prices as other industries in the energy sector.(1) The Fund’s underweight position in these more defensive and less leveraged companies hurt the Fund’s relative performance.

The Fund’s long-term performance can be found on pages 8 and 9.

Fund vs. Indexes

Total returns, 3/31/06–3/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	10.48%
Class B Shares	9.64
Class C Shares	9.63
Investor Class Shares	10.48
S&P 500 Index(2) (Broad Market Index)	11.82
Dow Jones U.S. Oil & Gas Index(2) (Style-Specific Index)	16.32
Lipper Natural Resource Funds Index(2) (Peer Group Index)	10.84

Sources: (1)Dow Jones; (2)Lipper Inc.

How we invest

Your Fund invests in companies involved in the four main sub-sectors of the energy sector: major oil companies, energy services, oil and gas exploration and production, and natural gas pipelines. We seek to own firms that have the potential to increase production through exploration or innovation. We believe companies with an increasing production profile that can control costs may earn a high rate of return, enabling them to grow earnings independent of oil and natural gas prices.

We select stocks based on quantitative and fundamental analysis of individual companies. Quantitative analysis focuses on free cash flow, return on capital and output. Fundamental analysis focuses on reviewing the management team and the competitive environment.

Typically, we strive to limit the number of stocks held in the Fund to allow us to get to know company management, the business structure and how the company’s products and services fit into the energy value change. This is the process that moves oil and natural gas from the ground to the consumer.

We seek to manage risk by:

•  Diversifying across most industries and sub-industries within the energy sector.

•  Maintaining a small cash cushion so that we are not forced to sell holdings in a market downturn.

We may sell or reduce our position in a stock when:

•  Its valuation, in our opinion, becomes excessive in comparison to similar investment opportunities.

•  A company reports disappointing earnings or its fundamentals deteriorate.

•  We identify a more attractive opportunity.

Market conditions and your Fund

The economy has enjoyed several years of growth fueled by low interest rates, a strong real estate market and resilient consumer spending, among other factors. Gross domestic product, a broad measure of economic growth, remained positive but moderated somewhat during the fiscal year.(1) Additionally, the consumer price index, a measure of inflation, was at an annualized rate of 2.8% for March 2007.(2) Overall, we believed the economic out-

(continued)

Portfolio Composition

By industry
Oil & Gas Equipment & Services	26.9%
Oil & Gas Exploration & Production	24.8
Integrated Oil & Gas	23.1
Oil & Gas Drilling	8.3
Oil & Gas Storage & Transportation	4.0
Oil & Gas Refining & Marketing	3.9
Gas Utilities	3.2
Construction & Engineering	1.0
Money Market Funds Plus Other Assets Less Liabilities	4.8

Top 10 Equity Holdings*

1. Occidental Petroleum Corp.	4.5%
2. National-Oilwell Varco Inc.	4.2
3. Southwestern Energy Co.	4.1
4. Cameron International Corp.	4.0
5. Williams Cos., Inc. (The)	4.0
6. Valero Energy Corp.	3.9
7. Hess Corp.	3.9
8. Total S.A.-ADR (France)	3.8
9. Grant Prideco, Inc.	3.8
10. Bill Barrett Corp.	3.6

Total Net Assets and Holdings

Total Net Assets	$1.32 billion

Total Number of Holdings*	34

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

5

AIM Energy Fund

look remained positive although growth has slowed to a more subdued level than what we saw in the past several years.

Oil prices were volatile during the fiscal year ended March 31, 2007. The price of West Texas Intermediate Crude began and ended the fiscal year at around $65 per barrel.(3) However, during the fiscal year, prices peaked at a record high of $77 per barrel in July 2006 and fell as low as $50 per barrel in January 2007.(3)

The fall in oil prices was attributable to an unusually warm 2006-2007 winter in the United States and an unusually mild 2006 hurricane season which saw no hurricanes make U.S. landfall.(4) Continued tensions with Iran and, more important, a decrease in petroleum inventories caused oil prices to rise toward the end of the fiscal year.

Against this backdrop, utilities, telecommunication services, materials and energy were the best performing sectors of the S&P 500 Index. Information technology, industrials, health care and financials were the weakest sectors of the broad market. The Fund benefited from holdings within our three main sub-industries:

•  Integrated oil and gas

•  Oil and gas exploration and production

•  Oil and gas equipment and services

Conversely, our holdings in coal and oil and gas drilling were net detractors from Fund performance.

Houston-based oil and gas explorer Southwestern Energy was a top contributor to Fund performance. Southwestern Energy has the largest land position in the Fayetteville Shale in northwest Arkansas and has been particularly successful at increasing production in the unconventional gas shale. The company also announced plans to increase drilling in the region later this year.

Also contributing to performance was National Oilwell Varco, the Fund’s largest holding within the oilfield services industry. National Oilwell Varco, the world’s largest supplier of oilfield rigs and rig equipment, experienced a steep rise in its fourth quarter profits, fueled by strong demand for its products.

Peabody Energy, the world’s largest coal company, was the largest detractor from Fund performance. Generally, coal stocks were down due to concerns regarding carbon dioxide emissions. We positioned the Fund with more natural gas exposure, which has one-third the carbon dioxide emissions of coal. We sold Peabody before the close of the fiscal year.

Offshore drilling stock Hercules Offshore also detracted from performance. Hercules recently announced plans to acquire TODCO at a price that we consider to be fairly cheap, thereby expanding its drilling capabilities in the Gulf of Mexico. We continued to own Hercules at the close of the fiscal year as we feel it is poised for potential future growth.

During the fiscal year, we reduced our exposure to integrated and international oil companies by selling positions in Chevron and Canadian Natural Resources. We used the proceeds to purchase energy services stocks, including Anadarko Petroleum, Devon Energy and Schlumberger, where we are finding greater growth potential.

As always, thank you for your continued investment in AIM Energy Fund.

Sources: (1)Bureau of Economic Analysis; (2)Bureau of Labor Statistics; (3)Bloomberg L.P.; (4)National Hurricane Center

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures on the inside front cover.

[SEGNER

PHOTO]

John S. Segner

Senior portfolio manager, lead manager of AIM Energy Fund. He has more than 20 years of experience in the energy and investment industries. Before joining the Fund’s advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner earned a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by the Energy/Gold/Utilities Team

In February 2007, lead portfolio manager John Segner celebrated his 10-year anniversary managing AIM Energy Fund. The energy sector has experienced “booms” and “busts” during those 10 years, but we invite you to examine AIM Energy Fund’s Investor Class share’s average annual total returns under Mr. Segner’s leadership. The Fund’s long-term performance appears on pages 8 and 9.

For a presentation of your Fund’s long-term performance, please see pages 8 and 9.

6

AIM Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
A	$1,000.00	$1,147.30	$6.32	$1,019.05	$5.94	1.18%
B	1,000.00	1,143.00	10.31	1,015.31	9.70	1.93
C	1,000.00	1,142.90	10.31	1,015.31	9.70	1.93
Investor	1,000.00	1,147.40	6.32	1,019.05	5.94	1.18

(1)       The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006, through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

(2)       Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

7

AIM Energy Fund

Your Fund’s long-term performance

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its broad market index. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

8

[MOUNTAIN CHART]

Results of a $10,000 Investment

Fund data from 1/19/84, index data from 1/31/84

Date	AIM Energy Fund -Investor Class Shares	S&P 500 Index(1)
1/19/84	$10000
1/84	10000	$10000
2/84	9975	9648
3/84	10013	9815
4/84	10125	9908
5/84	9737	9360
6/84	9324	9563
7/84	8337	9444
8/84	9412	10488
9/84	9686	10490
10/84	9449	10531
11/84	9551	10413
12/84	9487	10687
1/85	9767	11520
2/85	10162	11661
3/85	10429	11668
4/85	10429	11658
5/85	10289	12331
6/85	10175	12524
7/85	10633	12506
8/85	10658	12385
9/85	10264	12011
10/85	10741	12566
11/85	11117	13428
12/85	10780	14078
1/86	10145	14157
2/86	9977	15214
3/86	9912	16063
4/86	10029	15883
5/86	10638	16727
6/86	10573	17010
7/86	9808	16059
8/86	11221	17250
9/86	11091	15823
10/86	11186	16736
11/86	11186	17143
12/86	11549	16705
1/87	12851	18955
2/87	13026	19704
3/87	14731	20272
4/87	14624	20092
5/87	15523	20266
6/87	16369	21290
7/87	17376	22369
8/87	16879	23203
9/87	16033	22694
10/87	11898	17807
11/87	10971	16340
12/87	12117	17582
1/88	12985	18321
2/88	13383	19172
3/88	13942	18580
4/88	14266	18786
5/88	13928	18946
6/88	13618	19815
7/88	13854	19739
8/88	14105	19070
9/88	13737	19882
10/88	13884	20435
11/88	13614	20143
12/88	13927	20494
1/89	14720	21994
2/89	14885	21447
3/89	15617	21947
4/89	16274	23085
5/89	16872	24016
6/89	16946	23881
7/89	18022	26035
8/89	18516	26542
9/89	18410	26434
10/89	17821	25821
11/89	19072	26345
12/89	19988	26977
1/90	18736	25167
2/90	18905	25491
3/90	18950	26166
4/90	17730	25514
5/90	19668	27996
6/90	18814	27808
7/90	20385	27719
8/90	20018	25216
9/90	20203	23991
10/90	18570	23890
11/90	17924	25431
12/90	16693	26139
1/91	15891	27274
2/91	17523	29222
3/91	16768	29929
4/91	16584	30000
5/91	16552	31290
6/91	15490	29858
7/91	16721	31248
8/91	17507	31986
9/91	17183	31451
10/91	17537	31873
11/91	16153	30592
12/91	16106	34085
1/92	15328	33450
2/92	15157	33883
3/92	14317	33225
4/92	14349	34200
5/92	14940	34367
6/92	13385	33856
7/92	14287	35238
8/92	14675	34518
9/92	14753	34924
10/92	14240	35043
11/92	14022	36233
12/92	13975	36678
1/93	14412	36984
2/93	15564	37488
3/93	16609	38279
4/93	17295	37353
5/93	18011	38350
6/93	18292	38462
7/93	17981	38307
8/93	19119	39757
9/93	18620	39453
10/93	18121	40268
11/93	16329	39884
12/93	16311	40366
1/94	16924	41738
2/94	16469	40605
3/94	15792	38838
4/94	16547	39336
5/94	16547	39979
6/94	16721	39001
7/94	16642	40280
8/94	16501	41928
9/94	16626	40904
10/94	17025	41821
11/94	15792	40300
12/94	15129	40897
1/95	14528	41957
2/95	14892	43590
3/95	15556	44874
4/95	16172	46195
5/95	16741	48038
6/95	16236	49152
7/95	16520	50781
8/95	16551	50908
9/95	16851	53055
10/95	16097	52866
11/95	16896	55184

Source: (1)Lipper Inc.

[MOUNTAIN CHART]

12/95	18124	56247
1/96	17773	58159
2/96	18187	58700
3/96	19143	59265
4/96	20899	60138
5/96	20803	61686
6/96	21042	61922
7/96	20147	59187
8/96	21487	60438
9/96	22555	63836
10/96	24035	65596
11/96	25378	70550
12/96	25160	69153
1/97	25925	73471
2/97	23262	74047
3/97	24447	71011
4/97	24185	75246
5/97	26935	79847
6/97	27110	83396
7/97	30032	90030
8/97	32225	84990
9/97	34764	89642
10/97	33805	86652
11/97	30492	90660
12/97	29964	92216
1/98	26842	93235
2/98	28018	99955
3/98	30113	105070
4/98	31161	106146
5/98	29195	104324
6/98	28681	108558
7/98	24425	107411
8/98	19655	91893
9/98	23419	97784
10/98	24168	105726
11/98	22114	112131
12/98	21625	118588
1/99	20040	123546
2/99	19162	119706
3/99	24322	124495
4/99	28326	129316
5/99	28326	126265
6/99	29847	133254
7/99	30617	129111
8/99	32264	128472
9/99	31109	124954
10/99	29289	132858
11/99	29096	135558
12/99	30682	143531
1/00	30768	136321
2/00	31152	133743
3/00	37255	146819
4/00	37449	142403
5/00	42718	139484
6/00	41774	142919
7/00	40445	140687
8/00	47127	149420
9/00	48069	141534
10/00	43210	140933
11/00	38958	129831
12/00	48534	130468
1/01	46699	135094
2/01	46559	122783
3/01	45860	115009
4/01	50882	123940
5/01	50882	124771
6/01	43189	121735
7/01	42075	120537
8/01	40169	112998
9/01	35891	103874
10/01	38564	105856
11/01	37381	113974
12/01	40378	114973
1/02	38101	113296
2/02	39518	111111
3/02	44774	115290
4/02	46055	108303
5/02	45056	107508
6/02	41915	99853
7/02	37267	92071
8/02	37941	92674
9/02	35919	82612
10/02	36709	89876
11/02	37686	95160
12/02	38639	89573
1/03	37824	87231
2/03	39337	85920
3/03	39081	86752
4/03	38546	93894
5/03	43638	98837
6/03	42521	100099
7/03	39872	101865
8/03	42475	103848
9/03	41337	102748
10/03	41734	108558
11/03	42522	109512
12/03	47357	115251
1/04	47963	117366
2/04	50846	118997
3/04	51588	117202
4/04	52125	115364
5/04	51661	116944
6/04	56011	119217
7/04	57893	115272
8/04	56127	115734
9/04	62054	116988
10/04	62004	118775
11/04	66791	123579
12/04	64701	127783
1/05	67580	124669
2/05	77318	127291
3/05	76205	125039
4/05	70878	122669
5/05	74386	126568
6/05	80732	126750
7/05	88772	131461
8/05	96140	130263
9/05	100438	131317
10/05	92795	129127
11/05	96098	134006
12/05	99606	134054
1/06	113939	137603
2/06	101577	137976
3/06	105873	139693
4/06	112416	141567
5/06	109932	137498
6/06	111801	137680
7/06	113030	138529
8/06	108114	141820
9/06	101940	145472
10/06	105090	150210
11/06	114359	153062
12/06	109225	155209
1/07	109596	157554
2/07	109738	154482
3/07	116977	156206

AIM Energy Fund

Average Annual Total Returns

As of 3/31/07, including applicable sales charges

Class A Shares
Inception (3/28/02)	19.83%
5 Years	19.86
1 Year	4.41

Class B Shares
Inception (3/28/02)	20.23%
5 Years	20.17
1 Year	4.95

Class C Shares
Inception (2/14/00)	19.81%
5 Years	20.34
1 Year	8.69

Investor Class Shares
Inception (1/19/84)	11.18%
10 Years	16.94
5 Years	21.17
1 Year	10.48

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Cumulative Total Returns

Six months ended 3/31/07, excluding applicable sales charges

Class A Shares	14.73%
Class B Shares	14.30
Class C Shares	14.29
Investor Class Shares	14.74

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.18%, 1.93%, 1.93% and 1.18%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses on Class B and Class C shares in the past, performance would have been lower.

Continued from inside front cover

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

9

Supplement to Annual Report dated 3/31/07

AIM Energy Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns

For periods ended 3/31/07

Inception (1/31/06)	2.72%
1 Year	10.95
6 Months*	15.00

*Cumulative total return that has not been annualized

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

NASDAQ Symbol	IENIX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[AIM Investments Logo]

– registered trademark –

AIMinvestments.com	I-ENE-INS-1	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total return after expenses for the six months ended March 31, 2007, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
Institutional	$1,000.00	$1,150.00	$3.97	$1,021.24	$3.73	0.74%

(1)   The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006, through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total return after expenses for the six months ended March 31, 2007, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

AIMinvestments.com	I-ENE-INS-1	A I M Distributors, Inc.

AIM Energy Fund

Schedule of Investments

March 31, 2007

	Shares	Value
Domestic Common Stocks & Other Equity Interests–81.27%
Construction & Engineering–0.97%
Chicago Bridge & Iron Co. N.V.–New York Shares	420,000	$12,915,000
Gas Utilities–3.17%
Questar Corp.(a)	470,000	41,928,700
Integrated Oil & Gas–14.34%
Exxon Mobil Corp.(a)	530,000	39,988,500
Hess Corp.(a)	925,000	51,309,750
Murphy Oil Corp.(a)	725,000	38,715,000
Occidental Petroleum Corp.	1,210,000	59,665,100
		189,678,350
Oil & Gas Drilling–8.26%
GlobalSantaFe Corp.	450,000	27,756,000
Hercules Offshore, Inc.(a)(b)	970,000	25,472,200
Nabors Industries Ltd.(a)(b)	650,000	19,285,500
Transocean Inc.(a)(b)	450,000	36,765,000
		109,278,700
Oil & Gas Equipment & Services–26.96%
Baker Hughes Inc.(a)	600,000	39,678,000
BJ Services Co.	800,000	22,320,000
Cameron International Corp.(b)	850,000	53,371,500
FMC Technologies, Inc.(a)(b)	260,000	18,137,600
Grant Prideco, Inc.(a)(b)	1,000,000	49,840,000
Halliburton Co.(a)	400,000	12,696,000
National-Oilwell Varco Inc.(a)(b)	715,000	55,619,850
Schlumberger Ltd.(a)	500,000	34,550,000
Smith International, Inc.(a)	550,000	26,427,500
Weatherford International Ltd.(a)(b)	975,000	43,972,500
		356,612,950
Oil & Gas Exploration & Production–19.67%
Anadarko Petroleum Corp.(a)	685,000	29,441,300
Apache Corp.	460,000	32,522,000
Bill Barrett Corp.(a)(b)	1,475,000	47,804,750
Cheniere Energy, Inc.(a)(b)	675,000	21,026,250
Devon Energy Corp.(a)	580,000	40,147,600
Plains Exploration & Production Co.(a)(b)	775,000	34,983,500
Southwestern Energy Co.(a)(b)	1,325,000	54,298,500
		260,223,900

	Shares	Value
Oil & Gas Refining & Marketing—3.92%
Valero Energy Corp.(a)	805,000	$51,914,450
Oil & Gas Storage & Transportation–3.98%
Williams Cos., Inc. (The)(a)	1,850,000	52,651,000
Total Domestic Common Stocks & Other Equity Interests (Cost $802,889,506)		1,075,203,050
Foreign Common Stocks & Other Equity Interests–13.89%
Brazil–2.78%
Petroleo Brasileiro S.A.–ADR (Integrated Oil & Gas)(a)	370,000	36,818,700
Canada–5.11%
Nexen Inc. (Oil & Gas Exploration & Production)	500,000	30,650,000
Talisman Energy Inc. (Oil & Gas Exploration & Production)	2,100,000	36,876,000
		67,526,000
France–3.80%
Total S.A.–ADR (Integrated Oil & Gas)	720,000	50,241,600
United Kingdom–2.20%
BP PLC–ADR (Integrated Oil & Gas)	450,000	29,137,500
Total Foreign Common Stocks & Other Equity Interests (Cost $126,406,199)		183,723,800
Money Market Funds–3.06%
Liquid Assets Portfolio–Institutional Class(c)	20,239,843	20,239,843
Premier Portfolio–Institutional Class(c)	20,239,842	20,239,842
Total Money Market Funds (Cost $40,479,685)		40,479,685
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities loaned)–98.22% (Cost $969,775,390)		1,299,406,535
Investments Purchased with Cash Collateral from Securities Loaned
Money Market Funds–20.83%
Premier Portfolio–Institutional Class(c)(d)	275,543,072	275,543,072
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $275,543,072)		275,543,072
TOTAL INVESTMENTS–119.05% (Cost $1,245,318,462)		1,574,949,607
OTHER ASSETS LESS LIABILITIES–(19.05)%		(252,048,195)
NET ASSETS–100.00%		$1,322,901,412

F-1

AIM Energy Fund

Investment Abbreviations:

ADR	–	American Depositary Receipt

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at March 31, 2007.

(b)  Non-income producing security.

(c)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(d)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-2

AIM Energy Fund

Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost $929,295,705)*	$1,258,926,850
Investments in affiliated money market funds (cost $316,022,757)	316,022,757
Total investments (cost $1,245,318,462)	1,574,949,607
Foreign currencies, at value (cost $380)	415
Receivables for:
Investments sold	21,872,546
Fund shares sold	4,785,710
Dividends	1,003,373
Investment for trustee deferred compensation and retirement plans	55,159
Other assets	41,285
Total assets	1,602,708,095
Liabilities:
Payables for:
Fund shares reacquired	3,082,708
Trustee deferred compensation and retirement plans	100,013
Collateral upon return of securities loaned	275,543,072
Accrued distribution fees	447,644
Accrued trustees' and officer's fees and benefits	7,608
Accrued transfer agent fees	544,003
Accrued operating expenses	81,635
Total liabilities	279,806,683
Net assets applicable to shares outstanding	$1,322,901,412
Net assets consist of:
Shares of beneficial interest	$960,257,398
Undistributed net investment income (loss)	(76,621)
Undistributed net realized gain	33,089,455
Unrealized appreciation	329,631,180
$1,322,901,412

Net Assets:
Class A	$538,155,112
Class B	$136,404,283
Class C	$156,393,902
Investor Class	$491,847,198
Institutional Class	$100,917
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	13,119,799
Class B	3,472,915
Class C	4,059,167
Investor Class	12,023,832
Institutional Class	2,446.7
Class A:
Net asset value per share	$41.02
Offering price per share (Net asset value of $41.02 ÷ 94.50%)	$43.41
Class B:
Net asset value and offering price per share	$39.28
Class C:
Net asset value and offering price per share	$38.53
Investor Class:
Net asset value and offering price per share	$40.91
Institutional Class:
Net asset value and offering price per share	$41.25

*  At March 31, 2007, securities with an aggregate value of $266,840,059 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-3

AIM Energy Fund

Statement of Operations

For the year ended March 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $485,255)	$13,179,993
Dividends from affiliated money market funds (includes securities lending income of $212,090)	2,015,367
Total investment income	15,195,360
Expenses:
Advisory fees	8,726,924
Administrative services fees	361,035
Custodian fees	77,846
Distribution fees:
Class A	1,376,590
Class B	1,429,458
Class C	1,696,875
Investor Class	1,331,127
Transfer agent fees — A, B, C and Investor	3,125,435
Transfer agent fees — Institutional	17
Trustees' and officer's fees and benefits	58,869
Other	554,780
Total expenses	18,738,956
Less: Fees waived, expenses reimbursed and expense offset arrangements	(105,486)
Net expenses	18,633,470
Net investment income (loss)	(3,438,110)
Realized and unrealized gain:
Net realized gain from:
Investment securities	107,052,420
Change in net unrealized appreciation of:
Investment securities	9,961,849
Foreign currencies	49
9,961,898
Net realized and unrealized gain	117,014,318
Net increase in net assets resulting from operations	$113,576,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-4

AIM Energy Fund

Statement of Changes In Net Assets

For the years ended March 31, 2007 and 2006

	2007	2006
Operations:
Net investment income (loss)	$(3,438,110)	$(3,260,358)
Net realized gain	107,052,420	194,697,947
Change in net unrealized appreciation	9,961,898	123,957,553
Net increase in net assets resulting from operations	113,576,208	315,395,142
Distributions to shareholders from net realized gains:
Class A	(77,496,244)	(24,689,490)
Class B	(21,033,488)	(7,145,820)
Class C	(25,182,648)	(8,319,692)
Investor Class	(72,566,655)	(28,931,461)
Institutional Class	(15,064)	—
Decrease in net assets resulting from distributions	(196,294,099)	(69,086,463)
Share transactions—net:
Class A	42,778,823	287,836,340
Class B	(1,078,947)	68,595,281
Class C	(2,239,340)	88,393,139
Class K	—	(3,496,411)
Investor Class	(46,915,816)	67,743,047
Institutional Class	39,458	67,000
Net increase (decrease) in net assets resulting from share transactions	(7,415,822)	509,138,396
Net increase (decrease) in net assets	(90,133,713)	755,447,075
Net assets:
Beginning of year	1,413,035,125	657,588,050
End of year (including undistributed net investment income (loss) of $(76,621) and $(50,914), respectively)	$1,322,901,412	$1,413,035,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-5

AIM Energy Fund

Notes to Financial Statements

March 31, 2007

NOTE 1—Significant Accounting Policies

AIM Energy Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized

F-6

AIM Energy Fund

net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F-7

AIM Energy Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended March 31, 2007, AIM waived advisory fees of $11,165.

At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2007, AMVESCAP reimbursed expenses of the Fund in the amount of $2,990.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2007, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2007, ADI advised the Fund that it retained $445,058 in front-end sales commissions from the sale of Class A shares and $12,958, $267,345 and $86,243 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2007.

F-8

AIM Energy Fund

Investments of Daily Available Cash Balances:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio–Institutional Class	$—	$236,493,096	$(216,253,253)	$—	$20,239,843	$608,991	$—
Premier Portfolio–Institutional Class	62,590,664	333,997,883	(376,348,705)	—	20,239,842	1,194,286	—
Subtotal	$62,590,664	$570,490,979	$(592,601,958)	$—	$40,479,685	$1,803,277	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income*	Realized Gain (Loss)
Premier Portfolio–Institutional Class	$24,025,815	$1,214,526,045	$(963,008,788)	$—	$275,543,072	$212,090	$—
Total Investments in Affiliates	$86,616,479	$1,785,017,024	$(1,555,610,746)	$—	$316,022,757	$2,015,367	$—

* Net of compensation to counterparties.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2007, the Fund engaged in securities purchases of $6,616,000.

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended March 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $91,331.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2007, the Fund paid legal fees of $8,887 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

F-9

AIM Energy Fund

The Fund participates in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the year ended March 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At March 31, 2007, securities with an aggregate value of $266,840,059 were on loan to brokers. The loans were secured by cash collateral of $275,543,072 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2007, the Fund received dividends on cash collateral investments of $212,090 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9—Distribution to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$46,291,276	$4,803,204
Long-term capital gain	150,002,823	64,283,259
Total distributions	$196,294,099	$69,086,463

Tax Components of Net Assets:

As of March 31, 2007, the components of net assets on a tax basis were as follows:

2007
Undistributed long-term gain	$37,512,637
Net unrealized appreciation–investments	328,022,221
Temporary book/tax differences	(76,621)
Capital loss carryover	(2,814,223)
Shares of beneficial interest	960,257,398
Total net assets	$1,322,901,412

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of corporate actions. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $35.

F-10

AIM Energy Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2007 to utilizing $1,577,866 of capital loss carryforward in the fiscal year ended March 31, 2008.

The Fund utilized $1,577,866 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2007 which expires as follows:

Expiration	Capital Loss Carryforward*
March 31, 2009	$2,814,223
Total capital loss carryforward	$2,814,223

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Global Energy Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2007 was $712,999,587 and $917,960,465, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$330,677,774
Aggregate unrealized (depreciation) of investment securities	(2,655,588)
Net unrealized appreciation of investment securities	$328,022,186

Cost of investments for tax purposes is $1,246,927,421.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on March 31, 2007, undistributed net investment income (loss) was increased by $3,412,403 and shares of beneficial interest decreased by $3,412,403. This reclassification had no effect on the net assets of the Fund.

F-11

AIM Energy Fund

NOTE 12—Share Information

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Investor Class and Institutional Class. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2007(a)		2006
	Shares	Amount	Shares	Amount
Sold:
Class A	5,649,979	$241,289,320	10,675,411	$420,923,874
Class B	993,610	41,356,208	2,808,969	106,378,368
Class C	1,397,514	56,984,857	3,253,143	123,432,977
Class K(b)	—	—	205,037	6,909,826
Investor Class	3,290,947	141,432,666	6,101,345	238,432,579
Institutional Class(c)	821	35,609	1,553	67,000
Issued as reinvestment of dividends:
Class A	1,777,964	71,545,287	551,786	22,761,178
Class B	502,776	19,417,215	166,321	6,672,814
Class C	624,397	23,652,174	197,609	7,799,607
Investor Class	1,767,611	70,934,224	686,106	28,240,142
Institutional Class(c)	334	13,518	—	—
Conversion of Class K shares to Class A shares:(d)
Class A	—	—	209,627	7,810,718
Class K	—	—	(227,851)	(7,810,718)
Automatic conversion of Class B shares to Class A shares:
Class A	161,990	6,876,481	118,767	4,630,254
Class B	(167,934)	(6,876,481)	(121,850)	(4,630,254)
Reacquired:
Class A	(6,644,373)	(276,932,265)	(4,296,793)	(168,289,684)
Class B	(1,370,399)	(54,975,889)	(1,065,740)	(39,825,647)
Class C	(2,123,552)	(82,876,371)	(1,140,790)	(42,839,445)
Class K(b)	—	—	(74,961)	(2,595,519)
Investor Class	(6,234,705)	(259,282,706)	(5,145,565)	(198,929,674)
Institutional Class(c)	(261)	(9,669)	—	—
	(373,281)	$(7,415,822)	12,902,124	$509,138,396

(a)  There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 18% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)  Class K shares activity for the period April 1, 2005 through October 21, 2005 (date of conversion).

(c)  Institutional Class shares commenced sales on January 31, 2006.

(d)  Effective as of close of business October 21, 2005, all outstanding Class K shares were converted to Class A shares of the Fund.

NOTE 13—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending March 31, 2008.

F-12

AIM Energy Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2007		2006	2005	2004	2003(a)
Net asset value, beginning of period	$43.17		$32.86	$22.27	$16.85	$19.26
Income from investment operations:
Net investment income (loss)(b)	(0.04)		(0.06)	(0.09)	(0.05)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	4.44		12.73	10.68	5.47	(2.36)
Total from investment operations	4.40		12.67	10.59	5.42	(2.41)
Less distributions from net realized gains	(6.55)		(2.36)	—	—	—
Net asset value, end of period	$41.02		$43.17	$32.86	$22.27	$16.85
Total return(c)	10.48%		38.90%	47.55%	32.17%	(12.51)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$538,155		$525,619	$161,529	$40,847	$9,131
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.17	%(d)	1.19%	1.47%	1.66%	1.46%
Without fee waivers and/or expense reimbursements	1.17	%(d)	1.19%	1.48%	1.74%	1.46%
Ratio of net investment income (loss) to average net assets	(0.08	)%(d)	(0.16)%	(0.32)%	(0.25)%	(0.33)%
Portfolio turnover rate	52%		72%	45%	123%	144%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $550,635,915.

	Class B
	Year ended March 31,
	2007		2006	2005	2004	2003(a)
Net asset value, beginning of period	$41.90		$32.17	$21.94	$16.71	$19.26
Income from investment operations:
Net investment income (loss)(b)	(0.34)		(0.35)	(0.25)	(0.18)	(0.17)
Net gains (losses) on securities (both realized and unrealized)	4.27		12.44	10.48	5.41	(2.38)
Total from investment operations	3.93		12.09	10.23	5.23	(2.55)
Less distributions from net realized gains	(6.55)		(2.36)	—	—	—
Net asset value, end of period	$39.28		$41.90	$32.17	$21.94	$16.71
Total return(c)	9.64%		37.92%	46.63%	31.30%	(13.24)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$136,404		$147,270	$55,559	$20,164	$1,502
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.92	%(d)	1.93%	2.12%	2.31%	2.33%
Without fee waivers and/or expense reimbursements	1.92	%(d)	1.93%	2.13%	2.59%	2.41%
Ratio of net investment income (loss) to average net assets	(0.83	)%(d)	(0.90)%	(0.97)%	(0.90)%	(1.16)%
Portfolio turnover rate	52%		72%	45%	123%	144%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $142,945,806.

F-13

AIM Energy Fund

Note 14—Financial Highlights—(continued)

	Class C
	Year ended March 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$41.22		$31.68	$21.60	$16.45	$18.98
Income from investment operations:
Net investment income (loss)(a)	(0.34)		(0.35)	(0.25)	(0.17)	(0.11)
Net gains (losses) on securities (both realized and unrealized)	4.20		12.25	10.33	5.32	(2.42)
Total from investment operations	3.86		11.90	10.08	5.15	(2.53)
Less distributions from net realized gains	(6.55)		(2.36)	—	—	—
Net asset value, end of period	$38.53		$41.22	$31.68	$21.60	$16.45
Total return(b)	9.63%		37.91%	46.67%	31.31%	(13.33)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$156,394		$171,500	$58,626	$16,383	$9,566
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.92	%(c)	1.93%	2.12%	2.31%	2.33%
Without fee waivers and/or expense reimbursements	1.92	%(c)	1.93%	2.13%	2.59%	2.53%
Ratio of net investment income (loss) to average net assets	(0.83	)%(c)	(0.90)%	(0.97)%	(0.90)%	(1.22)%
Portfolio turnover rate	52%		72%	45%	123%	144%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $169,687,518.

	Investor Class
	Year ended March 31,
	2007		2006	2005		2004	2003
Net asset value, beginning of period	$43.07		$32.78	$22.19		$16.81	$19.26
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.06)	(0.06)		(0.07)	(0.10)
Net gains (losses) on securities (both realized and unrealized)	4.43		12.71	10.65		5.45	(2.35)
Total from investment operations	4.39		12.65	10.59		5.38	(2.45)
Less distributions from net realized gains	(6.55)		(2.36)	—		—	—
Net asset value, end of period	$40.91		$43.07	$32.78		$22.19	$16.81
Total return(b)	10.48%		38.94%	47.72%		32.00%	(12.72)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$491,847		$568,579	$378,915		$230,148	$231,023
Ratio of expenses to average net assets	1.17	%(c)	1.18%	1.37	%(d)	1.76%	1.69%
Ratio of net investment income (loss) to average net assets	(0.08	)%(c)	(0.15)%	(0.22)%		(0.35)%	(0.57)%
Portfolio turnover rate	52%		72%	45%		123%	144%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $532,450,862.

(d)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.38% for the year ended March 31, 2005.

F-14

AIM Energy Fund

Note 14—Financial Highlights—(continued)

	Institutional Class
	Year ended March 31, 2007		January 31, 2006 (Date sales commenced) to March 31, 2006
Net asset value, beginning of period	$43.20		$46.46
Income from investment operations:
Net investment income(a)	0.16		0.02
Net gains (losses) on securities (both realized and unrealized)	4.44		(3.28)
Total from investment operations	4.60		(3.26)
Less distributions from net realized gains	(6.55)		—
Net asset value, end of period	$41.25		$43.20
Total return(b)	10.95%		(7.02)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$101		$67
Ratio of expenses to average net assets	0.72	%(c)	0.80	%(d)
Ratio of net investment income to average net assets	0.37	%(c)	0.23	%(d)
Portfolio turnover rate(e)	52%		72%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $84,180.

(d)  Annualized.

(e)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an

F-15

AIM Energy Fund

NOTE 15—Legal Proceedings—(continued)

"administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

F-16

AIM Energy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Energy Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 18, 2007
Houston, Texas

F-17

AIM Energy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2007:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$150,002,823
Qualified Dividend Income*	15.95%
Corporate Dividends Received Deduction*	9.89%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Non-Resident Alien Shareholders

Qualified Short-Term Gains	$46,291,276

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007 were 16.54%, 17.62%, 16.33%, and 16.95%, respectively.

F-18

AIM Energy Fund

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Director, Chief Executive Officer and President, AMVESCAP PLC (parent of AIM and a global investment management firm); Chairman, A I M Advisors, Inc. (registered investment advisor); and Director, Chairman, Chief Executive Officer and President, AVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman and President, AMVESCAP Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Robert H. Graham[2] — 1946 Trustee and Vice Chair	2003	Trustee and Vice Chair of The AIM Family of Funds®.
		Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products; and President and Principal Executive Officer of The AIM Family of Funds®; Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC; and Chairman, AMVESCAP PLC — AIM Division.	None

Philip A. Taylor[3] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer), A I M Advisors, Inc., AIM Funds Management Inc. d/b/a AMVESCAP Enterprise Services (registered investment advisor and registered transfer agent) and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, A I M Capital Management, Inc.; Director and President, A I M Advisors, Inc., INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, A I M Distributors, Inc.; Director and Chairman, AIM Investment Services, Inc., Fund Management Company and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, AVZ Callco Inc. (holding company), AMVESCAP Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Director and Chief Executive Officer, AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Powershares Capital Management LLC
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company (2 portfolios))

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company (7 portfolios)); Annuity and Life Re (Holdings), Ltd. (insurance company); CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner, Dos Angelos Ranch, L.P.
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (registered investment company (7 portfolios))

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche	Director, Mainstay VP Series Funds, Inc. (21 portfolios)

1   Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.

2  Mr. Graham is considered an interested person of the Trust because of his previous positions with AMVESCAP PLC, parent of the advisor to the Trust.

3  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

F-19

AIM Energy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc., A I M Advisors, Inc. and A I M Capital Management, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®
		Formerly: Vice President, A I M Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, AMVESCAP PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; Senior Vice President and Chief Compliance Officer of The AIM Family of Funds® and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, AMVESCAP PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, General Counsel, and Vice President Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and General Counsel, Liberty Financial Companies, Inc. and Liberty Funds Group, LLC	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice President, Treasurer and Principal Officer of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management and Senior Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; Director and President, Fund Management Company; President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Chief Cash Management Officer and Managing Director, A I M Capital Management, Inc.; Vice President, A I M Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Patrick J.P. Farmer — 1962 Vice President	2007	Head of North American Retail Investments, Director, Chief Investment Officer and Executive Vice President, AIM Funds Management Inc. d/b/a AIM Trimark Investments; Senior Vice President and Head of Equity Investments, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Director, Trimark Trust	N/A

Stephen M. Johnson — 1961 Vice President	2007	Chief Investment Officer of INVESCO Fixed Income and Vice President, INVESCO Institutional (N.A.), Inc.; Senior Vice President and Fixed Income Chief Investment Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services, Inc., AIM Private Asset Management, Inc., Fund Management Company and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, AIM Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc.; and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Global Head of Product Development, AIG-Global Investment Group, Inc.; Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management; and Chief Compliance Officer, Chief Operating Officer and Deputy General Counsel, American General Investment Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

F-20

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This AIM service is provided by AIM Investment Services, Inc.

If used after July 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $471 billion in assets under management as of March 31, 2007.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

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AIM Financial Services Fund

Annual Report to Shareholders • March 31, 2007

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SECTOR EQUITY

Sectors

Supplemental Information	2

Letters to Shareholders	3

Performance Summary	5

Management Discussion	5

Fund Expenses	7

Long-term Fund Performance	8

Schedule of Investments	F-1

Financial Statements	F-2

Notes to Financial Statements	F-5

Financial Highlights	F-11

Auditor’s Report	F-15

Tax Information	F-16

Trustees and Officers	F-17

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	[Graphic]		[Graphic]

	[Sector		[International/
	Equity]		Global Equity]

[AIM Investments Logo]

– registered trademark –

AIM Financial Services Fund

AIM FINANCIAL SERVICES FUND’s investment objective is capital growth.

•  Unless otherwise stated, information presented in this report is as of March 31, 2007, and is based on total net assets.

•  Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•  The prices of and the income generated by securities held by the Fund may decline in response to certain factors, including some directly involving the companies whose securities are owned by the Fund. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

•  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may be more volatile than other mutual funds, and the value of the Fund’s investments may rise and fall more rapidly.

•  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

•  Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

•  There is no guarantee that the investment techniques and risk analyses used by the Fund’s managers will produce the desired results.

•  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•  The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.

•  Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in value of those securities could significantly affect the value of your investment in the Fund.

About indexes used in this report

•  The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

•  The S&P 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.

•  The unmanaged Lipper Financial Services Funds Index represents an average of the largest financial-services funds tracked by Lipper Inc., an independent mutual fund performance monitor.

•  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

•  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•  The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

•  The Chartered Financial Analyst —registered trademark— (CFA —registered trademark—) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

Continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbols

Class A Shares	IFSAX
Class B Shares	IFSBX
Class C Shares	IFSCX
Investor Class Shares	FSFSX

Not FDIC Insured  May lose value  No bank guarantee

AIMinvestments.com

2

AIM Financial Services Fund

[TAYLOR

PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds —registered trademark—:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Most major stock market indexes, in the U.S. and overseas, performed well for the 12 months ended March 31, 2007, as did major fixed-income indexes.(1) Reasons for their positive performance included continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve Board, among other factors.(2)

As the period covered by this report drew to a close, however, stock market volatility returned. In late February, Asian markets sold off, triggering a global decline. Additional volatility followed in March, partly due to uncertainty about the health of the U.S. housing market and rising concern about the ability of sub-prime borrowers to repay their mortgages. By mid-April, after the close of the period covered by this report, U.S. and foreign markets had largely resumed their upward trend, helped by good economic growth and a rash of corporate buyouts.

At AIM Investments —registered trademark—, we know that market conditions change—often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

•              Domestic, global and international equity funds

•              Taxable and tax-exempt fixed-income funds

•              Allocation portfolios, with risk/return characteristics to match your needs

•              AIM Independence Funds—target-maturity funds that combine retail mutual funds and PowerShares —registered trademark— exchange-traded funds—with risk/return characteristics that change as your target retirement date nears

We believe in the value of working with a trusted financial advisor. Your financial advisor can recommend various AIM funds that, together, can create a portfolio that’s appropriate for your investment goals, time horizon and risk tolerance. Market volatility can be disconcerting—but your financial advisor can help you keep on track with your investment program, making periodic adjustments as market conditions and your changing investment goals warrant.

In conclusion

Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

Of course, you can access your account information, review your Fund’s performance, learn more about your Fund’s investment strategies and obtain general investing information when it’s convenient for you by visiting our Web site, AIMinvestments.com.

All of us at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we’re grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

May 17, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Sources: (1) Lipper Inc.; (2) U.S. Federal Reserve Board

3

AIM Financial Services Fund

[CROCKETT

PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the money market, equity and fixed-income AIM Funds improved for the one-year period ended December 31, 2006, as compared to the one-year period ended December 31, 2005, and the one-year period ended December 31, 2004.(1)▲

In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds’ performance, attract new assets and reduce costs. The asset class subcommittees of your Board’s Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I’ll report more on these steps once they’re completed.

Another major Board initiative for early 2007 is the revision of the AIM Funds’ proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar, Inc. is a leading provider of independent mutual fund investment research) included a review of AIM’s progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I’m looking forward to a return visit to Morningstar this year to review AIM Funds’ performance and governance ratings.

Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

I’d like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

May 17, 2007

Sources: ▲ A I M Management Group Inc. and Lipper Inc.

(1) Past performance is no guarantee of future results. Please visit AIMinvestments.com for the most recent month-end performance for all AIM funds.

4

AIM Financial Services Fund

Management’s discussion of Fund performance

Performance Summary

For the fiscal year ended March 31, 2007, all shares of AIM Financial Services Fund, excluding applicable sales charges, produced positive returns and slightly outperformed the Lipper Financial Services Funds Index, its peer group index.(1) The Fund underperformed its style-specific index, the S&P 500 Financials Index, and its broad market index, the S&P 500 Index.(1)

Given the mandate of the Fund—to invest in the financials sector—the Fund’s performance relative to its broad market index was heavily influenced by the performance of the financials sector versus the overall market. For the year, the financials sector performed generally in line with the broad market. The Fund underperformed its style-specific index and broad market index primarily because it did not own any real estate investment trusts (REITs), which were strong performers during the year.

Your Fund’s long-term performance can be found on pages 8 and 9.

Fund vs. Indexes

Total returns, 3/31/06–3/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	9.24%
Class B Shares	8.45
Class C Shares	8.44
Investor Class Shares	9.27
S&P 500 Index(1) (Broad Market Index)	11.82
S&P 500 Financials Index(1) (Style-Specific Index)	12.16
Lipper Financial Services Funds Index(1) (Peer Group Index)	8.23

Source: (1)Lipper Inc.

How we invest

Our goal is to create wealth for shareholders. We maintain a long-term investment horizon and invest in two primary opportunities we believe have historically resulted in superior investment returns within the financials sector:

•  Financial companies trading at a significant discount to our estimate of intrinsic value because of excessive short-term investor pessimism. Estimated intrinsic value is a measure based primarily on the estimated future cash flows generated by the businesses.

•  Reasonably valued financial companies that are expected to demonstrate superior capital discipline by returning excess capital to shareholders in the form of dividends and share repurchases.

We maintain a proprietary database of intrinsic value estimates and screen financial companies for those of acceptable quality. Purchase candidates are subject to extensive fundamental analysis. We focus on the drivers of estimated intrinsic value such as normalized earnings power, marginal returns on economic equity (which adjusts for distortions present in accounting numbers) and sustainable growth. Additionally, we strive to understand a company’s ability and willingness to grow capital returned to shareholders in the future. Finally, we focus on quality, including competitive position, management and financial strength.

The result is normally a 35- to 50-stock portfolio, with investments that we believe are attractive from both a valuation and capital discipline perspective representing top holdings. In constructing a portfolio, we attempt to mitigate risk in multiple ways, including by diversifying holdings across industries and businesses that react in different ways to changes in interest rates and economic cycles.

We believe a portfolio of undervalued and capital-disciplined quality financial companies that profitably grow cash flows over time provides the best opportunity for superior long-term investment results.

Market conditions and your Fund

The investment backdrop for the financials sector is heavily affected by several factors, including U.S. Federal Reserve Board (the Fed) policy, capital markets activity and the health of the economy—which drives credit losses. For the year ended March 31, 2007, the economy grew at a moderate pace. The Fed, having methodically raised interest rates since June 2004, decided to hold rates steady beginning in August 2006.(1) Investor expectations regarding the end of interest rate increases by the Fed was an important consideration for the performance of financial stocks. The Fed’s pause in interest rate hikes, coupled with minimal credit losses and robust capital markets activity, allowed

(continued)

Portfolio Composition

By industry
Other Diversified Financial Services	21.7%
Thrifts & Mortgage Finance	11.6
Property & Casualty Insurance	9.2
Asset Management & Custody Banks	8.3
Investment Banking & Brokerage	8.1
Diversified Banks	8.0
Insurance Brokers	7.9
Regional Banks	7.6
Multi-Line Insurance	6.7
Consumer Finance	5.3
Three Other Industries, Each Less than 3% of Total Net Assets	4.1
Money Market Funds Plus Other Assets Less Liabilities	1.5

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	9.0%
2. Citigroup Inc.	8.6
3. Fannie Mae	6.8
4. Capital One Financial Corp.	5.3
5. Merrill Lynch & Co., Inc.	5.0
6. Hartford Financial Services Group, Inc. (The)	4.3
7. Bank of America Corp.	4.2
8. Marsh & McLennan Cos., Inc.	4.1
9. Bank of New York Co., Inc. (The)	4.0
10. Fifth Third Bancorp	3.8

Total Net Assets	$637.00 million
Total Number of Holdings*	33

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

5

AIM Financial Services Fund

financial stocks to post gains during the first part of the year as measured by the S&P 500 Financials Index. However, financial stocks declined during the first quarter of 2007 when several large mortgage lenders specializing in subprime loans declared bankruptcy, leading many investors to believe that a broader economic slowdown could be on the horizon.

The largest contributors to Fund performance during the year were JP Morgan Chase, Bank of America, Morgan Stanley and Citigroup. All benefited from a robust capital markets environment and rotation to large-cap financial stocks, as investors anticipated an end to Fed tightening. More importantly, JP Morgan Chase and Morgan Stanley, under the leadership of new CEOs, showed signs of improved operating and financial performance.

The Fund did not have any investments in REITs during the year. REITs performed strongly for a fourth straight year, so the absence of REIT investments hurt the Fund’s performance relative to the S&P 500 Financials Index. During the fiscal year, we did not believe REITs, with dividend yields at historic lows relative to interest rates, represented attractive investments.

Performance was broad-based during the year with only a few Fund holdings declining by more than 5%. Capital One Financial and Aon were the largest detractors. We believed that Capital One, a well-run credit card company that expanded further into regional banking with its acquisition of North Fork Bancorporation, was attractively valued. Aon is one of the world’s largest insurance brokerage firms. We believed that continued business restructuring under a new CEO could potentially lead to improved financial performance over time. After Aon’s stock rose 50% in 2005, the company’s first quarter 2006 earnings report disappointed investors, and the stock fell 10%.(2) In our view, improved performance rarely comes in a straight line, therefore we continued to believe Aon’s prospects were underappreciated.

Consistent with our relatively low turnover approach, the composition of the portfolio changed only modestly during the year. Based mostly on valuation and other portfolio considerations, we eliminated our positions in Lehman Brothers, Cullen/Frost Bankers and PMI Group, and we meaningfully reduced our holdings in Wells Fargo.

We initiated positions in Security Capital Assurance, National Financial Partners (NFP) and Popular during the year. The opportunity for us to buy established bond insurer Security Capital at an attractive price arose from the need of its former parent firm, XL Capital (not a Fund holding), to sell part of the company in an initial public offering as part of a plan to fortify its balance sheet after 2005’s devastating hurricanes.

NFP was down about 40% from its high at the time of purchase, amid what we considered to be investor overreaction to margin pressure that we believed could prove transitory.(2) At the close of the year, we believed NFP, a distributor of insurance products to high net worth individuals, was trading at a substantial discount to its estimated intrinsic value.

Popular is the premier banking franchise in Puerto Rico. The stock was down substantially from its peak in 2004, as earnings have been pressured by twin cyclical issues of a flat yield curve and rising credit costs in Puerto Rico.(2) Investors also became concerned about some subprime mortgage lending exposure. We believed all of these issues would prove transitory and that the stock may have been materially undervalued as a consequence.

At the close of the year, the portfolio continued to have significant holdings in the largest diversified U.S. financial companies which we believed to be among the most attractive investment opportunities in the sector. Given recent strong performance by financial stocks and rising risks in the financials sector (an inverted yield curve, the sharp slowdown in residential housing activity and, more recently, a step up in corporate leveraging), we believed valuation levels demanded heightened selectivity when investing within the sector.

Regardless of the macroeconomic environment, we remained focused on identifying financial companies that we believed were undervalued and exhibited capital discipline. Thank you for your investment in AIM Financial Services Fund.

Source: (1)U.S. Federal Reserve Board; (2)Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index

disclosures on the inside front cover.

[SIMON

PHOTO]

Michael J. Simon

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Financial Services Fund. He started his investment career in 1989 and joined AIM in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. with high honors from the Graduate School of Business at the University of Chicago.

[WALSH

PHOTO]

Meggan M. Walsh

Chartered Financial Analyst, senior portfolio manager, is manager of AIM Financial Services Fund. She began her investment career in 1987 and joined AIM in 1991. Ms. Walsh earned a bachelor’s degree in finance from the University of Maryland and an M.B.A. from Loyola College.

Assisted by the Financial Services Team

For a presentation of your Fund’s long-term performance, please see pages 8 and 9.

6

AIM Financial Services Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and  held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
A	$1,000.00	$1,039.70	$6.41	$1,018.65	$6.34	1.26%
B	1,000.00	1,036.20	10.20	1,014.91	10.10	2.01
C	1,000.00	1,036.10	10.20	1,014.91	10.10	2.01
Investor	1,000.00	1,039.90	6.41	1,018.65	6.34	1.26

(1)  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006, through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

(2)  Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

7

AIM Financial Services Fund

Your Fund’s long-term performance

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

8

[MOUNTAIN CHART]

Results of a $10,000 Investment

Index data from 5/31/86, Fund data from 6/2/86

Date	AIM Financial Services Fund -Investor Class Shares	S&P 500 Index(1)
5/31/86		$10000
6/86	$10163	10169
7/86	9913	9601
8/86	10401	10312
9/86	9313	9460
10/86	9707	10006
11/86	9355	10249
12/86	9293	9987
1/87	9794	11332
2/87	10346	11779
3/87	10082	12119
4/87	9618	12012
5/87	9468	12116
6/87	9769	12728
7/87	9807	13373
8/87	10133	13871
9/87	9807	13567
10/87	8217	10646
11/87	7843	9768
12/87	8269	10511
1/88	8979	10953
2/88	9186	11461
3/88	9186	11108
4/88	9173	11231
5/88	9432	11326
6/88	9935	11846
7/88	9871	11801
8/88	9703	11401
9/88	9910	11886
10/88	9910	12217
11/88	9700	12042
12/88	9686	12252
1/89	10316	13149
2/89	10237	12822
3/89	10670	13120
4/89	11248	13801
5/89	11785	14357
6/89	11877	14276
7/89	12823	15564
8/89	13203	15868
9/89	13532	15803
10/89	13045	15437
11/89	13464	15750
12/89	13262	16128
1/90	12035	15046
2/90	12439	15239
3/90	12483	15643
4/90	12382	15253
5/90	13349	16737
6/90	13349	16624
7/90	12569	16571
8/90	11415	15075
9/90	10607	14343
10/90	10416	14282
11/90	11444	15203
12/90	12313	15626
1/91	13313	16305
2/91	14719	17470
3/91	15718	17892
4/91	16399	17935
5/91	17847	18706
6/91	16485	17850
7/91	18470	18681
8/91	19803	19122
9/91	20572	18802
10/91	21516	19054
11/91	19713	18289
12/91	21428	20377
1/92	22662	19998
2/92	22852	20256
3/92	22455	19863
4/92	22720	20445
5/92	23381	20545
6/92	23248	20240
7/92	23527	21066
8/92	22350	20636
9/92	22893	20878
10/92	24036	20950
11/92	25718	21661
12/92	27161	21927
1/93	28848	22110
2/93	29935	22411
3/93	31103	22884
4/93	29653	22331
5/93	29449	22927
6/93	30315	22994
7/93	31148	22901
8/93	32441	23768
9/93	33197	23586
10/93	32284	24073
11/93	31328	23844
12/93	32187	24132
1/94	33278	24952
2/94	32266	24275
3/94	30366	23219
4/94	30812	23516
5/94	31561	23901
6/94	30914	23316
7/94	31662	24081
8/94	32390	25066
9/94	31380	24453
10/94	31562	25002
11/94	29974	24093
12/94	30295	24449
1/95	31082	25083
2/95	32385	26059
3/95	32550	26827
4/95	32963	27617
5/95	35096	28719
6/95	35303	29385
7/95	37146	30359
8/95	38947	30434
9/95	40229	31718
10/95	39706	31605
11/95	42116	32991
12/95	42356	33626
1/96	44338	34769
2/96	46032	35093
3/96	46253	35431
4/96	45564	35952
5/96	45855	36878
6/96	45475	37019
7/96	44474	35384
8/96	46213	36132
9/96	48954	38163
10/96	52214	39215
11/96	56177	42177
12/96	55194	41342
1/97	58622	43923
2/97	61054	44268
3/97	56310	42452
4/97	59937	44984
5/97	62994	47735
6/97	66893	49857
7/97	73201	53823
8/97	68831	50810
9/97	74420	53591
10/97	72998	51803
11/97	75575	54199
12/97	79913	55129
1/98	77812	55739
2/98	84153	59756
3/98	88731	62814
4/98	90745	63457

Source: (1)Lipper Inc.

[MOUNTAIN CHART]

5/98	89321	62368
6/98	92474	64899
7/98	92418	64213
8/98	74027	54936
9/98	75648	58458
10/98	81587	63206
11/98	86718	67035
12/98	90664	70896
1/99	90537	73859
2/99	89695	71564
3/99	93956	74427
4/99	100298	77309
5/99	92254	75485
6/99	95169	79663
7/99	88774	77186
8/99	82559	76804
9/99	80727	74701
10/99	92626	79426
11/99	89754	81041
12/99	91334	85807
1/00	88932	81497
2/00	79567	79956
3/00	93181	87773
4/00	90162	85133
5/00	94247	83388
6/00	91598	85441
7/00	99806	84107
8/00	107670	89328
9/00	112440	84613
10/00	112856	84254
11/00	105001	77617
12/00	115711	77997
1/01	112483	80763
2/01	106713	73404
3/01	103661	68756
4/01	106460	74095
5/01	111453	74592
6/01	110773	72777
7/01	108546	72060
8/01	102446	67554
9/01	96781	62099
10/01	94516	63284
11/01	101917	68137
12/01	103955	68734
1/02	102770	67732
2/02	101475	66425
3/02	107624	68924
4/02	104266	64747
5/02	104266	64272
6/02	99574	59695
7/02	91867	55043
8/02	93282	55403
9/02	83898	49388
10/02	89771	53730
11/02	92060	56890
12/02	87770	53549
1/03	86322	52149
2/03	83499	51366
3/03	83524	51863
4/03	92160	56133
5/03	97073	59088
6/03	97461	59842
7/03	102490	60898
8/03	101260	62083
9/03	101564	61426
10/03	108582	64899
11/03	108017	65469
12/03	113677	68900
1/04	117758	70165
2/04	120914	71140
3/04	119221	70067
4/04	113403	68968
5/04	114708	69913
6/04	115442	71272
7/04	112175	68913
8/04	115338	69189
9/04	115027	69939
10/04	114486	71007
11/04	118104	73879
12/04	123383	76393
1/05	119842	74531
2/05	119590	76098
3/05	115118	74752
4/05	114530	73335
5/05	117909	75666
6/05	119513	75775
7/05	121580	78592
8/05	118541	77875
9/05	118884	78505
10/05	123783	77196
11/05	129563	80113
12/05	129913	80141
1/06	132459	82263
2/06	134300	82486
3/06	133965	83512
4/06	139203	84633
5/06	133259	82200
6/06	131553	82309
7/06	133960	82817
8/06	136278	84784
9/06	140762	86968
10/06	144351	89800
11/06	144640	91505
12/06	151076	92789
1/07	151560	94191
2/07	147452	92354
3/07	146276	93385

AIM Financial Services Fund

Average Annual Total Returns

As of 3/31/07, including applicable sales charges

Class A Shares
Inception (3/28/02)	5.12%
5 Years	5.13
1 Year	3.25

Class B Shares
Inception (3/28/02)	5.54%
5 Years	5.39
1 Year	3.61

Class C Shares
Inception (2/14/00)	7.78%
5 Years	5.42
1 Year	7.47

Investor Class Shares
Inception (6/2/86)	13.75%
10 Years	10.02
5 Years	6.34
1 Year	9.27

Cumulative Total Returns

Six months ended 3/31/07, excluding applicable sales charges

Class A Shares	3.97%
Class B Shares	3.62
Class C Shares	3.61
Investor Class Shares	3.99

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.29%, 2.04%, 2.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses for the Fund’s Class A and Class B shares in the past, performance would have been lower.

Continued from inside front cover

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

9

AIM Financial Services Fund

Schedule of Investments

March 31, 2007

	Shares	Value
Common Stocks–98.47%
Asset Management & Custody Banks–8.26%
Bank of New York Co., Inc. (The)	628,280	$25,476,754
Federated Investors, Inc. -Class B	460,340	16,903,685
State Street Corp.	158,500	10,262,875
		52,643,314
Consumer Finance–5.29%
Capital One Financial Corp.	446,294	33,677,345
Diversified Banks–8.02%
Anglo Irish Bank Corp. PLC (Ireland)(a)	468,600	9,991,458
U.S. Bancorp	506,700	17,719,299
Wachovia Corp.	371,200	20,434,560
Wells Fargo & Co.	84,902	2,923,176
		51,068,493
Diversified Capital Markets–2.22%
UBS A.G. - (Switzerland)	238,000	14,144,340
Insurance Brokers–7.87%
Aon Corp.	367,800	13,961,688
Marsh & McLennan Cos., Inc.	881,300	25,813,277
National Financial Partners Corp.	221,160	10,374,616
		50,149,581
Investment Banking & Brokerage–8.13%
Merrill Lynch & Co., Inc.	387,390	31,638,141
Morgan Stanley	256,200	20,178,312
		51,816,453
Life & Health Insurance–0.52%
Prudential Financial, Inc.	36,657	3,308,661
Multi-Line Insurance–6.74%
American International Group, Inc.	112,352	7,552,301
Genworth Financial Inc. -Class A	237,000	8,280,780
Hartford Financial Services Group, Inc. (The)	283,400	27,087,372
		42,920,453
Other Diversified Financial Services–21.72%
Bank of America Corp.	521,692	26,616,726
Citigroup Inc.	1,064,301	54,641,213
JPMorgan Chase & Co.	1,180,772	57,125,749
		138,383,688

	Shares	Value
Property & Casualty Insurance–9.19%
ACE Ltd.	427,500	$24,393,150
MBIA Inc.	252,000	16,503,480
Security Capital Assurance Ltd.	360,000	10,162,800
Travelers Cos., Inc. (The)	144,067	7,458,349
		58,517,779
Regional Banks–7.62%
Fifth Third Bancorp	633,300	24,502,377
Popular, Inc.	440,000	7,286,400
SunTrust Banks, Inc.	120,500	10,006,320
Zions Bancorp.	80,200	6,778,504
		48,573,601
Specialized Consumer Services–1.30%
H&R Block, Inc.	392,400	8,256,096
Thrifts & Mortgage Finance–11.59%
Fannie Mae	797,400	43,522,092
Freddie Mac	372,000	22,130,280
Hudson City Bancorp, Inc.	596,700	8,162,856
		73,815,228
Total Common Stocks (Cost $441,542,234)		627,275,032
Money Market Funds–1.66%
Liquid Assets Portfolio -Institutional Class (b)	5,288,995	5,288,995
Premier Portfolio -Institutional Class (b)	5,288,995	5,288,995
Total Money Market Funds (Cost $10,577,990)		10,577,990
TOTAL INVESTMENTS–100.13% (Cost $452,120,224)		637,853,022
OTHER ASSETS LESS LIABILITIES–(0.13)%		(853,813)
NET ASSETS–100.00%		$636,999,209

Notes to Schedule of Investments:

(a)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at March 31, 2007 represented 1.57% of the Fund's Net Assets. See Note 1A.

(b)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-1

AIM Financial Services Fund

Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost $441,542,234)	$627,275,032
Investments in affiliated money market funds (cost $10,577,990)	10,577,990
Total investments (cost $452,120,224)	637,853,022
Cash	37,453
Foreign currencies, at value (cost $66,688)	67,854
Receivables for:
Fund shares sold	146,373
Dividends	999,404
Investment for trustee deferred compensation and retirement plans	152,515
Other assets	20,225
Total assets	639,276,846
Liabilities:
Payables for:
Fund shares reacquired	1,536,007
Trustee deferred compensation and retirement plans	207,141
Accrued distribution fees	175,228
Accrued trustees' and officer's fees and benefits	5,883
Accrued transfer agent fees	248,760
Accrued operating expenses	104,618
Total liabilities	2,277,637
Net assets applicable to shares outstanding	$636,999,209
Net assets consist of:
Shares of beneficial interest	$431,773,352
Undistributed net investment income	2,173,838
Undistributed net realized gain	17,318,055
Unrealized appreciation	185,733,964
$636,999,209

Net Assets:
Class A	$69,846,051
Class B	$43,638,844
Class C	$15,727,139
Investor Class	$507,787,175
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,558,242
Class B	1,602,903
Class C	593,815
Investor Class	18,487,938
Class A:
Net asset value per share	$27.30
Offering price per share (Net asset value of $27.30 ÷ 94.50%)	$28.89
Class B:
Net asset value and offering price per share	$27.22
Class C:
Net asset value and offering price per share	$26.48
Investor Class:
Net asset value and offering price per share	$27.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-2

AIM Financial Services Fund

Statement of Operations

For the year ended March 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $44,437)	$16,529,977
Dividends from affiliated money market funds	1,082,831
Total investment income	17,612,808
Expenses:
Advisory fees	4,741,195
Administrative services fees	185,381
Custodian fees	50,800
Distribution fees:
Class A	178,231
Class B	487,520
Class C	180,068
Investor Class	1,343,793
Transfer agent fees	1,648,031
Trustees' and officer's fees and benefits	36,463
Other	309,803
Total expenses	9,161,285
Less: Fees waived, expenses reimbursed and expense offset arrangements	(57,459)
Net expenses	9,103,826
Net investment income	8,508,982
Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $349,952)	53,674,515
Foreign currencies	(1,718)
53,672,797
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,251,594)
Foreign currencies	1,166
(2,250,428)
Net realized and unrealized gain	51,422,369
Net increase in net assets resulting from operations	$59,931,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-3

AIM Financial Services Fund

Statement of Changes In Net Assets

For the years ended March 31, 2007 and 2006

	2007	2006
Operations:
Net investment income	$8,508,982	$8,015,084
Net realized gain	53,672,797	56,565,230
Change in net unrealized appreciation (depreciation)	(2,250,428)	48,823,021
Net increase in net assets resulting from operations	59,931,351	113,403,335
Distributions to shareholders from net investment income:
Class A	(966,047)	(1,022,752)
Class B	(259,505)	(319,663)
Class C	(100,458)	(124,637)
Investor Class	(6,895,681)	(7,756,438)
Total distributions from net investment income	(8,221,691)	(9,223,490)
Distributions to shareholders from net realized gains:
Class A	(7,881,491)	(7,683,669)
Class B	(5,094,599)	(5,527,000)
Class C	(1,972,186)	(2,154,934)
Investor Class	(56,258,383)	(56,498,589)
Total distributions from net realized gains	(71,206,659)	(71,864,192)
Decrease in net assets resulting from distributions	(79,428,350)	(81,087,682)
Share transactions—net:
Class A	1,041,349	(13,572,042)
Class B	(7,802,758)	(15,144,190)
Class C	(2,522,176)	(5,844,666)
Class K	—	(1,167,127)
Investor Class	(40,456,752)	(95,012,942)
Net increase (decrease) in net assets resulting from share transactions	(49,740,337)	(130,740,967)
Net increase (decrease) in net assets	(69,237,336)	(98,425,314)
Net assets:
Beginning of year	706,236,545	804,661,859
End of year (including undistributed net investment income of $2,173,838 and $1,888,265, respectively)	$636,999,209	$706,236,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-4

AIM Financial Services Fund

Notes to Financial Statements

March 31, 2007

NOTE 1—Significant Accounting Policies

AIM Financial Services Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain

F-5

AIM Financial Services Fund

(loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F-6

AIM Financial Services Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended March 31, 2007, AIM waived advisory fees of $6,333.

At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2007, AMVESCAP reimbursed expenses of the Fund in the amount of $4,640.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2007, ADI advised the Fund that it retained $13,903 in front-end sales commissions from the sale of Class A shares and $1, $22,458 and $1,227 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

F-7

AIM Financial Services Fund

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2007.

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio-Institutional Class	$—	$57,049,112	$(51,760,117)	$—	$5,288,995	$455,705	$—
Premier Portfolio-Institutional Class	15,636,790	83,692,377	(94,040,172)	—	5,288,995	627,126	—
Total Investments in Affiliates	$15,636,790	$140,741,489	$(145,800,289)	$—	$10,577,990	$1,082,831	$—

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2007, the Fund engaged in securities sales of $2,028,911, which resulted in net realized gains of $349,952.

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended March 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $46,486.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2007, the Fund paid legal fees of $6,302 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund participates in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

F-8

AIM Financial Services Fund

During the year ended March 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$8,431,318	$9,223,490
Long-term capital gain	70,997,032	71,864,192
Total distributions	$79,428,350	$81,087,682

Tax Components of Net Assets:

As of March 31, 2007, the components of net assets on a tax basis were as follows:

2007
Undistributed ordinary income	$2,359,862
Undistributed long-term gain	17,815,743
Net unrealized appreciation–investments	185,182,939
Temporary book/tax differences	(131,910)
Post-October currency loss deferral	(777)
Shares of beneficial interest	431,773,352
Total net assets	$636,999,209

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,166.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Fund does not have a capital loss carryforward as of March 31, 2007.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2007 was $33,765,637 and $148,982,610, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$209,101,548
Aggregate unrealized (depreciation) of investment securities	(23,919,775)
Net unrealized appreciation of investment securities	$185,181,773

Cost of investments for tax purposes is $452,671,249.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on March 31, 2007, undistributed net investment income was decreased by $1,718 and undistributed net realized gain was increased by $1,718. This reclassification had no effect on the net assets of the Fund.

F-9

AIM Financial Services Fund

NOTE 11—Share Information

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Investor Class. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2007(a)		2006
	Shares	Amount	Shares	Amount
Sold:
Class A	513,134	$14,984,632	716,557	$20,378,029
Class B	132,863	3,822,420	115,738	3,288,138
Class C	116,742	3,274,731	135,095	3,802,796
Class K(b)	—	—	4,938	134,706
Investor Class	922,710	26,808,233	1,347,245	38,588,249
Issued as reinvestment of dividends:
Class A	298,424	8,364,834	293,912	8,111,992
Class B	179,041	5,014,940	199,024	5,491,059
Class C	71,651	1,952,501	79,642	2,143,962
Investor Class	2,172,607	61,267,534	2,249,021	62,410,343
Conversion of Class K shares to Class A shares:(c)
Class A	—	—	35,449	994,706
Class K	—	—	(36,250)	(994,706)
Automatic conversion of Class B shares to Class A shares:
Class A	72,865	2,081,734	114,476	3,199,620
Class B	(73,171)	(2,081,734)	(114,907)	(3,199,620)
Reacquired:
Class A	(852,498)	(24,389,851)	(1,644,381)	(46,256,389)
Class B	(510,623)	(14,558,384)	(738,274)	(20,723,767)
Class C	(281,675)	(7,749,408)	(430,546)	(11,791,424)
Class K(b)	—	—	(11,150)	(307,127)
Investor Class	(4,461,313)	(128,532,519)	(6,912,773)	(196,011,534)
	(1,699,243)	$(49,740,337)	(4,597,184)	$(130,740,967)

(a)  There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 19% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)  Class K shares activity for the period April 1, 2005 through October 21, 2005 (date of conversion).

(c)  Effective as of close of business October 21, 2005, all outstanding Class K shares were converted to Class A shares of the Fund.

NOTE 12—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending March 31, 2008.

F-10

AIM Financial Services Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2007		2006	2005	2004	2003(a)
Net asset value, beginning of period	$28.22		$27.16	$30.83	$21.68	$28.22
Income from investment operations:
Net investment income	0.38	(b)	0.32 (b)	0.23 (b)	0.16 (b)	0.06
Net gains (losses) on securities (both realized and unrealized)	2.32		4.05	(1.19)	9.10	(6.37)
Total from investment operations	2.70		4.37	(0.96)	9.26	(6.31)
Less distributions:
Dividends from net investment income	(0.39)		(0.39)	(0.20)	(0.11)	(0.20)
Distributions from net realized gains	(3.23)		(2.92)	(2.51)	—	(0.03)
Total distributions	(3.62)		(3.31)	(2.71)	(0.11)	(0.23)
Net asset value, end of period	$27.30		$28.22	$27.16	$30.83	$21.68
Total return(c)	9.24%		16.36%	(3.57)%	42.78%	(22.36)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$69,846		$71,297	$81,761	$111,766	$5,311
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.28	%(d)	1.32%	1.38%	1.41%	1.38%
Without fee waivers and/or expense reimbursements	1.28	%(d)	1.32%	1.39%	1.66%	1.51%
Ratio of net investment income to average net assets	1.33	%(d)	1.12%	0.79%	0.55%	0.49%
Portfolio turnover rate	5%		3%	53%	57%	60%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $71,292,203.

F-11

AIM Financial Services Fund

NOTE 13—Financial Highlights—(continued)

	Class B
	Year ended March 31,
	2007		2006	2005	2004		2003(a)
Net asset value, beginning of period	$28.15		$27.10	$30.82	$21.74		$28.22
Income from investment operations:
Net investment income (loss)	0.16	(b)	0.11 (b)	0.04 (b)	(0.03	)(b)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	2.30		4.03	(1.19)	9.11		(6.30)
Total from investment operations	2.46		4.14	(1.15)	9.08		(6.33)
Less distributions:
Dividends from net investment income	(0.16)		(0.17)	(0.06)	(0.00)		(0.11)
Distributions from net realized gains	(3.23)		(2.92)	(2.51)	—		(0.04)
Total distributions	(3.39)		(3.09)	(2.57)	(0.00)		(0.15)
Net asset value, end of period	$27.22		$28.15	$27.10	$30.82		$21.74
Total return(c)	8.41%		15.51%	(4.19)%	41.78%		(22.48)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$43,639		$52,773	$65,390	$92,137		$990
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.03	%(d)	2.04%	2.03%	2.06%		2.09%
Without fee waivers and/or expense reimbursements	2.03	%(d)	2.04%	2.04%	2.34%		2.40%
Ratio of net investment income (loss) to average net assets	0.58	%(d)	0.40%	0.14%	(0.10)%		(0.20)%
Portfolio turnover rate	5%		3%	53%	57%		60%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $48,752,044.

	Class C
	Year ended March 31,
	2007		2006	2005		2004		2003
Net asset value, beginning of period	$27.47		$26.51	$30.20		$21.38		$27.89
Income from investment operations:
Net investment income (loss)	0.16	(a)	0.11 (a)	0.04	(a)	(0.12	)(a)	(0.25)
Net gains (losses) on securities (both realized and unrealized)	2.24		3.94	(1.16)		8.94		(6.22)
Total from investment operations	2.40		4.05	(1.12)		8.82		(6.47)
Less distributions:
Dividends from net investment income	(0.16)		(0.17)	(0.06)		(0.00)		—
Distributions from net realized gains	(3.23)		(2.92)	(2.51)		—		(0.04)
Total distributions	(3.39)		(3.09)	(2.57)		(0.00)		(0.04)
Net asset value, end of period	$26.48		$27.47	$26.51		$30.20		$21.38
Total return(b)	8.39%		15.51%	(4.18)%		41.27%		(23.22)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$15,727		$18,872	$23,932		$38,696		$10,026
Ratio of expenses to average net assets	2.03	%(c)	2.04%	2.03	%(d)	2.38%		2.45%
Ratio of net investment income (loss) to average net assets	0.58	%(c)	0.40%	0.14%		(0.42)%		(0.68)%
Portfolio turnover rate	5%		3%	53%		57%		60%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $18,006,841.

(d)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.04% for the year ended March 31, 2005.

F-12

AIM Financial Services Fund

NOTE 13—Financial Highlights—(continued)

	Investor Class
	Year ended March 31,
	2007		2006	2005		2004	2003
Net asset value, beginning of period	$28.37		$27.30	$30.96		$21.77	$28.22
Income from investment operations:
Net investment income	0.38	(a)	0.33 (a)	0.27	(a)	0.15 (a)	0.10
Net gains (losses) on securities (both realized and unrealized)	2.34		4.06	(1.19)		9.14	(6.42)
Total from investment operations	2.72		4.39	(0.92)		9.29	(6.32)
Less distributions:
Dividends from net investment income	(0.39)		(0.40)	(0.23)		(0.10)	(0.10)
Distributions from net realized gains	(3.23)		(2.92)	(2.51)		—	(0.03)
Total distributions	(3.62)		(3.32)	(2.74)		(0.10)	(0.13)
Net asset value, end of period	$27.47		$28.37	$27.30		$30.96	$21.77
Total return(b)	9.27%		16.36%	(3.44)%		42.73%	(22.39)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$507,787		$563,294	$632,450		$846,933	$734,440
Ratio of expenses to average net assets	1.28	%(c)	1.30%	1.28	%(d)	1.42%	1.40%
Ratio of net investment income to average net assets	1.33	%(c)	1.14%	0.89%		0.54%	0.38%
Portfolio turnover rate	5%		3%	53%		57%	60%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $537,517,340.

(d)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29% for the year ended March 31, 2005.

F-13

AIM Financial Services Fund

NOTE 14—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor—Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

F-14

AIM Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Financial Services Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 18, 2007
Houston, Texas

F-15

AIM Financial Services Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2007

Federal and State Income Tax

Long-Term Capital Gain Dividends	$70,997,032
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Non-Resident Alien Shareholders

Qualified Short-Term Gains	$209,627
Qualified Interest Income**	4.95%

**  The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007 were 6.35%, 5.89%, 7.31%, and 5.43%, respectively.

F-16

AIM Financial Services Fund

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Director, Chief Executive Officer and President, AMVESCAP PLC (parent of AIM and a global investment management firm); Chairman, A I M Advisors, Inc. (registered investment advisor); and Director, Chairman, Chief Executive Officer and President, AVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman and President, AMVESCAP Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Robert H. Graham[2] — 1946 Trustee and Vice Chair	2003	Trustee and Vice Chair of The AIM Family of Funds®.
		Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products; and President and Principal Executive Officer of The AIM Family of Funds®; Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC; and Chairman, AMVESCAP PLC — AIM Division.	None

Philip A. Taylor[3] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer), A I M Advisors, Inc., AIM Funds Management Inc. d/b/a AMVESCAP Enterprise Services (registered investment advisor and registered transfer agent) and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, A I M Capital Management, Inc.; Director and President, A I M Advisors, Inc., INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, A I M Distributors, Inc.; Director and Chairman, AIM Investment Services, Inc., Fund Management Company and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, AVZ Callco Inc. (holding company), AMVESCAP Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Director and Chief Executive Officer, AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Powershares Capital Management LLC
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company (2 portfolios))

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company (7 portfolios)); Annuity and Life Re (Holdings), Ltd. (insurance company); CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner, Dos Angelos Ranch, L.P.
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (registered investment company (7 portfolios))

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche	Director, Mainstay VP Series Funds, Inc. (21 portfolios)

1   Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.

2  Mr. Graham is considered an interested person of the Trust because of his previous positions with AMVESCAP PLC, parent of the advisor to the Trust.

3  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

F-17

AIM Financial Services Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc., A I M Advisors, Inc. and A I M Capital Management, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®
		Formerly: Vice President, A I M Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, AMVESCAP PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; Senior Vice President and Chief Compliance Officer of The AIM Family of Funds® and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, AMVESCAP PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, General Counsel, and Vice President Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and General Counsel, Liberty Financial Companies, Inc. and Liberty Funds Group, LLC	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice President, Treasurer and Principal Officer of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management and Senior Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; Director and President, Fund Management Company; President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Chief Cash Management Officer and Managing Director, A I M Capital Management, Inc.; Vice President, A I M Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Patrick J.P. Farmer — 1962 Vice President	2007	Head of North American Retail Investments, Director, Chief Investment Officer and Executive Vice President, AIM Funds Management Inc. d/b/a AIM Trimark Investments; Senior Vice President and Head of Equity Investments, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Director, Trimark Trust	N/A

Stephen M. Johnson — 1961 Vice President	2007	Chief Investment Officer of INVESCO Fixed Income and Vice President, INVESCO Institutional (N.A.), Inc.; Senior Vice President and Fixed Income Chief Investment Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services, Inc., AIM Private Asset Management, Inc., Fund Management Company and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, AIM Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc.; and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Global Head of Product Development, AIG-Global Investment Group, Inc.; Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management; and Chief Compliance Officer, Chief Operating Officer and Deputy General Counsel, American General Investment Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

F-18

[eDelivery
GO PAPERLESS
AIMinvestments.com/edelivery

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Register for eDelivery

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

•  save your Fund the cost of printing and postage.

•  reduce the amount of paper you receive.

•  gain access to your documents faster by not waiting for the mail.

•  view your documents online anytime at your convenience.

•  save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after July 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $471 billion in assets under management as of March 31, 2007.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

AIMinvestments.com	I-FSE-AR-1	A I M Distributors, Inc.

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Funds	Traded	Products		Savings	Managed	Products	Management
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– registered trademark –

AIM Gold & Precious Metals Fund

Annual Report to Shareholders • March 31, 2007

[COVER GLOBE IMAGE]

SECTOR EQUITY

Sectors

Supplemental Information	2

Letters to Shareholders	3

Performance Summary	5

Management Discussion	5

Fund Expenses	7

Long-term Fund Performance	8

Schedule of Investments	F-1

Financial Statements	F-3

Notes to Financial Statements	F-5

Financial Highlights	F-12

Auditor’s Report	F-15

Tax Information	F-16

Trustees and Officers	F-17

[AIM investment solutions]

	[Graphic]		[Graphic]

	[Domestic		[Fixed
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[Target		[Target		[Diversified
Risk]		Maturity]		Portfolios]

	[Graphic]		[Graphic]

	[Sector		[International/
	Equity]		Global Equity]

[AIM Investments Logo]

– registered trademark –

AIM Gold & Precious Metals Fund

AIM GOLD & PRECIOUS METALS FUND’s investment objective is long-term capital growth.

•  Unless otherwise stated, information presented in this report is as of March 31, 2007, and is based on total net assets.

•  Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

•  The prices of and the income generated by securities held by the Fund may decline in response to certain events, including some directly involving the companies whose securities are owned by the Fund. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

•  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•  Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

•  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may be more volatile than other mutual funds, and the value of the Fund’s investments may rise and fall more rapidly.

•  Fluctuations in the price of gold and precious metals often dramatically affect the profitability of the companies in the gold and precious metals sector.

•  The Fund’s direct investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion. The Fund may have higher storage costs and custody costs in connection with its ownership of gold bullion.

•  There is no guarantee that the investment techniques and risk analyses used by the Fund’s managers will produce the desired results.

•  Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in value of those securities could significantly affect the value of your investment in the Fund.

•  The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

About indexes used in this report

•  The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

•  The Philadelphia Gold & Silver Index is a capitalization-weighted index on the Philadelphia Stock Exchange that includes the leading companies involved in the mining of gold and silver. Returns for this index are price only.

•  The unmanaged Lipper Gold Funds Index represents an average of the largest gold funds tracked by Lipper Inc., an independent mutual fund performance monitor.

•  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•  The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbols

Class A Shares	IGDAX
Class B Shares	IGDBX
Class C Shares	IGDCX
Investor Class Shares	FGLDX

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

2

AIM Gold & Precious Metals Fund

[TAYLOR

PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds —registered trademark—:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Most major stock market indexes, in the U.S. and overseas, performed well for the 12 months ended March 31, 2007, as did major fixed-income indexes.(1) Reasons for their positive performance included continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve Board, among other factors.(2)

As the period covered by this report drew to a close, however, stock market volatility returned. In late February, Asian markets sold off, triggering a global decline. Additional volatility followed in March, partly due to uncertainty about the health of the U.S. housing market and rising concern about the ability of sub-prime borrowers to repay their mortgages. By mid-April, after the close of the period covered by this report, U.S. and foreign markets had largely resumed their upward trend, helped by good economic growth and a rash of corporate buyouts.

At AIM Investments —registered trademark—, we know that market conditions change—often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

•     Domestic, global and international equity funds

•     Taxable and tax-exempt fixed-income funds

•     Allocation portfolios, with risk/return characteristics to match your needs

•     AIM Independence Funds—target-maturity funds that combine retail mutual funds and PowerShares —registered trademark— exchange-traded funds—with risk/return characteristics that change as your target retirement date nears

We believe in the value of working with a trusted financial advisor. Your financial advisor can recommend various AIM funds that, together, can create a portfolio that’s appropriate for your investment goals, time horizon and risk tolerance. Market volatility can be disconcerting—but your financial advisor can help you keep on track with your investment program, making periodic adjustments as market conditions and your changing investment goals warrant.

In conclusion

Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

Of course, you can access your account information, review your Fund’s performance, learn more about your Fund’s investment strategies and obtain general investing information when it’s convenient for you by visiting our Web site, AIMinvestments.com.

All of us at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we’re grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

May 17, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Sources: (1)Lipper Inc.; (2)U.S. Federal Reserve Board

3

AIM Gold & Precious Metals Fund

[CROCKETT

PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the money market, equity and fixed-income AIM Funds improved for the one-year period ended December 31, 2006, as compared to the one-year period ended December 31, 2005, and the one-year period ended December 31, 2004.(1)▲

In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds’ performance, attract new assets and reduce costs. The asset class subcommittees of your Board’s Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I’ll report more on these steps once they’re completed.

Another major Board initiative for early 2007 is the revision of the AIM Funds’ proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar, Inc. is a leading provider of independent mutual fund investment research) included a review of AIM’s progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I’m looking forward to a return visit to Morningstar this year to review AIM Funds’ performance and governance ratings.

Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

I’d like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

May 17, 2007

Sources: ▲A I M Management Group Inc. and Lipper Inc.

(1)Past performance is no guarantee of future results. Please visit AIMinvestments.com for the most recent month-end performance for all AIM funds.

4

AIM Gold & Precious Metals Fund

Management’s discussion of Fund performance

Performance Summary

The price of gold and gold stocks fluctuated, as concerns about the economy, inflation and political tensions in the Middle East fluctuated during the fiscal year ended March 31, 2007. The Fund’s focus on gold stocks caused it to underperform the market in general, as represented by the S&P 500 Index, for the year.(1) However, the Fund did outperform its style-specific index, the Philadelphia Gold & Silver Index, as this benchmark is more heavily concentrated in a few gold stocks, which detracted from its performance.(2)

Your Fund’s long-term performance appears on pages 8 and 9.

Fund vs. Indexes

Total returns, 3/31/06–3/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	10.24%
Class B Shares	9.45
Class C Shares	9.59
Investor Class Shares	10.36
S&P 500 Index(1) (Broad Market Index)	11.82
Philadelphia Gold & Silver Index(2) (Style-Specific Index)	–3.26
Lipper Gold Funds Index(1) (Peer Group Index)	13.15

Source: (1)Lipper Inc.; (2)A I M Management Group Inc., Bloomberg L.P.

How we invest

We invest in companies involved in the discovery, mining, processing and exchange of gold and other precious metals. We select stocks based on analysis of individual companies, focusing on companies we believe have the ability to:

•  Increase production capacity at a low cost.

•  Make major gold discoveries on a global basis.

The portfolio will typically include “core companies,” which are major gold and precious metal firms with proven production reserves, and “emerging companies”—mid- to small-sized exploration companies we believe can make significant precious metal discoveries.

We control risk by diversifying among large and small companies in the industry.

We may sell a stock when we believe any of the following has occurred:

•  A better investment option becomes available.

•  Valuation becomes too high.

•  Corporate management changes the company’s strategic direction to the detriment of shareholders.

•  A company is adversely affected by a geopolitical or economic event.

Market conditions and your Fund

During the fiscal year ended March 31, 2007, we began to see a moderation of economic growth. Gross domestic product, a measure of economic growth, declined from an annualized rate of 2.5% in the fourth quarter of 2006 to 1.3% in the first quarter of 2007.(1) Additionally, inflation, as measured by the consumer price index, was at an annualized rate of 2.8% for March 2007.(2) Overall, we believed the economic outlook remained positive although growth has slowed to a more subdued level than what we have seen in the past several years.

Against this backdrop, utilities, telecommunications and materials were the best performing sectors of the S&P 500 Index.(3) Information technology, industrials and health care, however, were the weakest sectors of the broad market.(3)

Uncertainty regarding the direction of the domestic economy, potential inflation and foreign political tensions caused the price of gold and gold stocks to rise and fall during the period. Investors tend to view gold and gold stocks as a “store of value” for their assets during periods of a weakening U.S. dollar, rising inflation and geopolitical uncertainty. The price of gold fluctuated but ultimately ended $80 higher, closing the fiscal year at $664 per ounce.(4)

(continued)

Portfolio Composition

By industry

Gold	55.9%
Precious Metals & Minerals	18.2
Diversified Metals & Mining	14.7
Investment Companies–Exchange Traded Funds	5.7
Coal & Consumable Fuel	0.5
Money Market Funds Plus Other Assets Less Liabilities	5.0
Total Net Assets	$252.42 million
Total Number of Holdings*	30

Top 10 Equity Holdings*

1.	Freeport-McMoRan Copper & Gold, Inc.	8.0%
2.	Goldcorp., Inc. (Canada)	7.5
3.	Yamana Gold Inc. (Canada)	5.4
4.	Kinross Gold Corp. (Canada)	5.2
5.	Agnico-Eagle Mines Ltd. (Canada)	4.8
6.	Eldorado Gold Corp. (Canada)	4.7
7.	Pan American Silver Corp. (Canada)	4.6
8	Meridian Gold Inc. (Canada)	4.6
9.	Barrick Gold Corp. (Canada)	4.5
10.	Gold Fields Ltd.-ADR (South Africa)	4.4

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

5

AIM Gold & Precious Metals Fund

Within this market environment, your Fund fared better than the Philadelphia Gold & Silver Index due to stock selection and by avoiding concentration in a small number of stocks. Keep in mind that the Fund’s style-specific benchmark is market-cap weighted and has only 16 holdings.(4) Three of those 16 holdings, Barrick Gold, Newmont Mining and Freeport-McMoRan Copper & Gold (also Fund holdings), accounted for almost 50% of the index.(4) One of the stocks, Newmont Mining, posted double-digit losses during the fiscal year.(4) In contrast, your Fund had twice the holdings and the top 10 holdings accounted for more than 50% of assets. Relative to the Philadelphia Gold & Silver Index, strong stock selection with an underweight in gold stocks and an over-weight in diversified metals and mining stocks enhanced Fund performance.

Merger and acquisition activity was prevalent in the mining industry. Some of our holdings benefited from these transactions, especially in cases where we owned both the stocks of the acquiring company and the takeover target during the year. Top contributors to Fund performance included Freeport-McMoRan Copper & Gold, which acquired Phelps Dodge to create the world’s largest publicly traded copper company. We view the transaction as favorable to shareholders from a financial and competitive prospective. Kinross Gold, a Canada-based gold mining firm, also acquired Bema Gold during the year and contributed to Fund performance.

Detractors from performance included Goldcorp and Tahera Diamond. During the year, Goldcorp experienced construction delays at its Los Filos mine in Mexico as a result of landowner groups requesting contract renegotiations. The issue was resolved shortly after the close of the fiscal year, and Goldcorp expected to begin extracting gold from the mine during the second quarter of 2007. In our view, Goldcorp embodied the kind of company we like to hold in the Fund: a well managed mid-cap company with solid discoveries and new production. We continued to own the stock.

Tahera Diamond underperformed due to production problems associated with its only diamond mine, Jericho, and poor exploration results from recent prospecting efforts. Tahera was forced to seek financing as a result of over-spending on exploration and high operation costs. We continued to hold the stock, although it represents a relatively small position in the Fund.

As always, thank you for your continued investment in AIM Gold & Precious Metals Fund.

Sources: (1)Bureau of Economic Analysis; (2)Bureau of Labor Statistics; (3)Lipper Inc.; (4)Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures on the inside front cover.

[SEGNER

PHOTO]

John S. Segner

Senior portfolio manager, is lead manager of AIM Gold & Precious Metals Fund. He has more than 20 years of experience in the energy and investment industries. Before joining the Fund’s advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by the Energy/Gold/Utilities Team

For a presentation of your Fund’s long-term performance, please see pages 8 and 9.

6

AIM Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
A	$1,000.00	$1,153.30	$7.84	$1,017.65	$7.34	1.46%
B	1,000.00	1,150.00	11.85	1,013.91	11.10	2.21
C	1,000.00	1,150.10	11.85	1,013.91	11.10	2.21
Investor	1,000.00	1,154.20	7.84	1,017.65	7.34	1.46

(1)     The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006, through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

(2)     Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

7

AIM Gold & Precious Metals Fund

Your Fund’s long-term performance

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $2,000 and $4,000 is the same size as the space between $4,000 and $8,000 and so on.

8

[MOUNTAIN CHART]

Results of a $10,000 Investment

Fund data from 1/19/84, Index data from 1/31/84

	AIM Gold & Precious
	Metals Fund
Date	-Investor Class Shares	S&P 500 Index(1)	Lipper Gold Funds Index(1)
1/19/84	$10000
1/84	10000	$10000	$10000
2/84	10075	9648	11795
3/84	9475	9815	11523
4/84	9250	9908	11232
5/84	9275	9360	11100
6/84	8525	9563	10320
7/84	6324	9444	8179
8/84	7199	10488	9365
9/84	6837	10490	8952
10/84	6212	10531	8251
11/84	6415	10413	8563
12/84	5517	10687	7558
1/85	5466	11520	7640
2/85	5264	11661	7309
3/85	6567	11668	8802
4/85	6314	11658	8531
5/85	6289	12331	8405
6/85	6074	12524	8084
7/85	5959	12506	7698
8/85	5846	12385	7577
9/85	5580	12011	7300
10/85	5181	12566	6717
11/85	5701	13428	7445
12/85	5272	14078	6982
1/86	6194	14157	8394
2/86	5974	15214	8419
3/86	5883	16063	7898
4/86	5519	15883	7510
5/86	5117	16727	6845
6/86	5286	17010	6970
7/86	5234	16059	6910
8/86	5949	17250	8168
9/86	6910	15823	9378
10/86	6763	16736	8712
11/86	7122	17143	9513
12/86	7308	16705	9543
1/87	8120	18955	10676
2/87	8972	19704	11427
3/87	11581	20272	14865
4/87	12327	20092	16023
5/87	11235	20266	14503
6/87	10743	21290	14152
7/87	12740	22369	16993
8/87	12341	23203	16645
9/87	12820	22694	16998
10/87	7593	17807	12021
11/87	8800	16340	13854
12/87	8474	17582	13054
1/88	6820	18321	10810
2/88	6698	19172	10683
3/88	7539	18580	11860
4/88	7525	18786	11623
5/88	7877	18946	11806
6/88	7687	19815	11576
7/88	7877	19739	11650
8/88	7308	19070	10996
9/88	6644	19882	10288
10/88	6847	20435	10733
11/88	6969	20143	11059
12/88	6779	20494	10603
1/89	7054	21994	11061
2/89	7150	21447	11350
3/89	6930	21947	11329
4/89	6518	23085	11050
5/89	6106	24016	10482
6/89	6546	23881	11154
7/89	6792	26035	11498
8/89	6929	26542	11794
9/89	7218	26434	12142
10/89	7276	25821	12221
11/89	8210	26345	13837
12/89	8224	26977	14153
1/90	8582	25167	15036
2/90	8265	25491	13706
3/90	7866	26166	12950
4/90	6999	25514	11636
5/90	7481	27996	12318
6/90	6833	27808	11508
7/90	7233	27719	12332
8/90	6971	25216	12133
9/90	6916	23991	11902
10/90	5917	23890	10510
11/90	5779	25431	10226
12/90	6331	26139	10718
1/91	5380	27274	9520
2/91	5904	29222	10384
3/91	5835	29929	10181
4/91	5669	30000	10166
5/91	5821	31290	10626
6/91	6290	29858	11201
7/91	6193	31248	11267
8/91	5421	31986	10130
9/91	5517	31451	10373
10/91	5876	31873	10992
11/91	6042	30592	11221
12/91	5876	34085	10653
1/92	6083	33450	10890
2/92	5793	33883	10440
3/92	5449	33225	9972
4/92	5062	34200	9533
5/92	5449	34367	10151
6/92	5752	33856	10336
7/92	6056	35238	10483
8/92	5849	34518	10018
9/92	5766	34924	9681
10/92	5503	35043	9022
11/92	5117	36233	8361
12/92	5393	36678	8618
1/93	5489	36984	8629
2/93	5861	37488	9400
3/93	6647	38279	10685
4/93	7530	37353	12140
5/93	8289	38350	13853
6/93	8440	38462	14148
7/93	9130	38307	15651
8/93	8371	39757	14026
9/93	7240	39453	12702
10/93	8592	40268	14403
11/93	8758	39884	14257
12/93	9309	40366	16117
1/94	9599	41738	15601
2/94	9213	40605	14765
3/94	9420	38838	14766
4/94	8359	39336	14388
5/94	8538	39979	14571
6/94	7904	39001	14441
7/94	7449	40280	14969
8/94	7779	41928	16014
9/94	8538	40904	17463
10/94	7834	41821	16643
11/94	6662	40300	14648
12/94	6718	40897	15155
1/95	5821	41957	12565
2/95	6028	43590	13084
3/95	6662	44874	14287
4/95	7117	46195	14365
5/95	7462	48038	14273
6/95	7530	49152	14437
7/95	7847	50781	15102
8/95	7806	50908	15213
9/95	7875	53055	15292
10/95	7197	52866	13537
11/95	7294	55184	14297
12/95	7570	56247	14563

Source: (1)Lipper Inc.

9

1/96	9159	58159	17344
2/96	10361	58700	17723
3/96	11065	59265	17780
4/96	11853	60138	18154
5/96	13317	61686	19304
6/96	10900	61922	16567
7/96	10790	59187	16224
8/96	11923	60438	17126
9/96	11411	63836	16237
10/96	11052	65596	16074
11/96	10734	70550	15544
12/96	10647	69153	15250
1/97	10110	73471	14382
2/97	11432	74047	16212
3/97	9268	71011	13941
4/97	8788	75246	12985
5/97	8980	79847	13482
6/97	8004	83396	12283
7/97	7315	90030	11800
8/97	7296	84990	11852
9/97	7583	89642	12416
10/97	6147	86652	10378
11/97	4519	90660	8180
12/97	4738	92216	8549
1/98	4894	93235	9045
2/98	4719	99955	8769
3/98	5010	105070	9278
4/98	5166	106146	9925
5/98	4370	104324	8458
6/98	3826	108558	7566
7/98	3554	107411	7109
8/98	2641	91893	5462
9/98	3884	97784	7870
10/98	3690	105726	7753
11/98	3515	112131	7494
12/98	3671	118588	7455
1/99	3573	123546	7282
2/99	3612	119706	7101
3/99	3593	124495	7136
4/99	4001	129316	8163
5/99	3534	126265	6989
6/99	3612	133254	7275
7/99	3282	129111	6905
8/99	3379	128472	7155
9/99	4078	124954	8736
10/99	3554	132858	7873
11/99	3379	135558	7657
12/99	3340	143531	7782
1/00	3126	136321	7013
2/00	3204	133743	7002
3/00	3107	146819	6613
4/00	3068	142403	6258
5/00	3068	139484	6339
6/00	3243	142919	6693
7/00	3010	140687	6229
8/00	3126	149420	6640
9/00	2874	141534	6190
10/00	2583	140933	5640
11/00	2602	129831	5884
12/00	2906	130468	6432
1/01	2886	135094	6424
2/01	2966	122783	6688
3/01	2846	115009	6077
4/01	3185	123940	6977
5/01	3264	124771	7299
6/01	3245	121735	7347
7/01	3125	120537	6956
8/01	3285	112998	7351
9/01	3424	103874	7592
10/01	3344	105856	7433
11/01	3284	113974	7436
12/01	3404	114973	7799
1/02	3802	113296	8681
2/02	4160	111111	9558
3/02	4558	115290	10482
4/02	4857	108303	11111
5/02	5772	107508	13171
6/02	5016	99853	11560
7/02	4280	92071	9583
8/02	4937	92674	11129
9/02	4956	82612	11219
10/02	4498	89876	10284
11/02	4498	95160	10301
12/02	5434	89573	12535
1/03	5494	87231	12656
2/03	5175	85920	11887
3/03	4777	86752	11012
4/03	4738	93894	10980
5/03	5295	98837	12237
6/03	5454	100099	12600
7/03	5693	101865	13301
8/03	6350	103848	15206
9/03	6450	102748	15748
10/03	7166	108558	17623
11/03	8062	109512	19107
12/03	8010	115251	19350
1/04	7308	117366	17540
2/04	7618	118997	17881
3/04	7928	117202	18951
4/04	6359	115364	15001
5/04	6875	116944	16131
6/04	6793	119217	15633
7/04	6690	115272	15350
8/04	7144	115734	16353
9/04	7742	116988	17874
10/04	7742	118775	18228
11/04	8155	123579	19213
12/04	7619	127783	18158
1/05	7244	124669	17207
2/05	7870	127291	18547
3/05	7452	125039	17573
4/05	6722	122669	15897
5/05	6889	126568	16121
6/05	7473	126750	17470
7/05	7473	131461	17475
8/05	7870	130263	18285
9/05	8976	131317	21195
10/05	8392	129127	19822
11/05	9164	134006	21837
12/05	10103	134054	24228
1/06	11794	137603	28782
2/06	10918	137976	26893
3/06	11900	139693	29555
4/06	13236	141567	33127
5/06	12130	137498	30266
6/06	11921	137680	30086
7/06	11899	138529	30100
8/06	12630	141820	31116
9/06	11377	145472	28304
10/06	12170	150210	30416
11/06	13443	153062	33408
12/06	12982	155209	32691
1/07	13025	157554	32485
2/07	13175	154482	33122
3/07	13131	156206	33442

10

Average Annual Total Returns

As of 3/31/07, including applicable sales charges

Class A Shares
Inception (3/28/02)	21.94%
5 Years	21.98
1 year	4.18

Class B Shares
Inception (3/28/02)	22.67%
5 Years	22.63
1 Year	4.45

Class C Shares
Inception (2/14/00)	21.23%
5 Years	22.70
1 Year	8.59

Investor Class Shares
Inception (1/19/84)	1.18%
10 Years	3.54
5 Years	23.56
1 Year	10.36

Cumulative Total Returns

Six months ended 3/31/07, excluding applicable sales charges

Class A Shares	15.33%
Class B Shares	15.00
Class C Shares	15.01
Investor Class Shares	15.42

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class Shares was 1.44%, 2.19%, 2.19% and 1.44%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 30 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

Continued from inside front cover

•  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

9

AIM Gold & Precious Metals Fund

Schedule of Investments

March 31, 2007

	Shares	Value
Foreign Common Stocks & Other Equity Interests–71.95%
Australia–6.59%
BHP Billiton Ltd.–ADR (Diversified Metals & Mining)(a)	165,000	$7,994,250
Newcrest Mining Ltd. (Gold)(a)(b)	450,000	8,638,915
		16,633,165
Canada–51.35%
Aber Diamond Corp. (Precious Metals & Minerals)	200,000	7,457,451
Agnico-Eagle Mines Ltd. (Gold)	340,000	12,042,800
Alamos Gold Inc. (Gold)(c)	500,000	3,200,381
Barrick Gold Corp. (Gold)	400,000	11,420,000
Cameco Corp. (Coal & Consumable Fuels)(a)	30,000	1,228,200
Eldorado Gold Corp. (Gold)(c)	2,050,000	11,985,189
Goldcorp, Inc. (Gold)	783,500	18,819,670
IAMGOLD Corp. (Gold)	1,000,000	7,717,292
Kinross Gold Corp. (Gold)(c)	950,000	13,115,933
Meridian Gold Inc. (Gold)(c)	450,000	11,488,500
Pacific Rim Mining Corp. (Precious Metals & Minerals)(a)(c)	1,254,900	1,347,777
Pan American Silver Corp. (Precious Metals & Minerals)(a)(c)	390,000	11,540,100
Rio Narcea Gold Mines Ltd. (Gold)(c)	515,900	2,010,783
SouthernEra Diamonds, Inc. (Precious Metals & Minerals)(c)	1,025,000	350,678
Tahera Diamond Corp. (Precious Metals & Minerals)(a)(c)	1,700,000	1,546,057
Western Copper Corp. (Diversified Metals & Mining)(c)	350,000	718,462
Yamana Gold Inc. (Gold)(a)	950,000	13,642,000
		129,631,273
South Africa–10.84%
AngloGold Ashanti Ltd.–ADR (Gold)(a)	140,000	6,242,600
Gold Fields Ltd.–ADR (Gold)(a)	600,000	11,088,000
Impala Platinum Holdings Ltd. (Precious Metals & Minerals)(b)	320,000	10,020,272
		27,350,872
United Kingdom–3.17%
Rio Tinto PLC (Diversified Metals & Mining)	140,000	7,994,900
Total Foreign Common Stocks & Other Equity Interests (Cost $185,746,947)		181,610,210

	Shares	Value
Domestic Common Stocks–23.04%
Diversified Metals & Mining–8.04%
Freeport-McMoRan Copper & Gold, Inc.–Class B(a)	306,540	$20,289,883
Gold–3.88%
Newmont Mining Corp.(a)	233,000	9,783,670
Investment Companies–Exchange Traded Funds–5.73%
Ishares COMEX Gold Trust(c)	100,000	6,585,000
streetTRACKS Gold Trust(c)	120,000	7,891,200
		14,476,200
Precious Metals & Minerals–5.39%
Coeur d'Alene Mines Corp.(a)(c)	1,900,000	7,809,000
Hecla Mining Co.(c)	300,000	2,718,000
Solitario Resources Corp. (Canada)(c)	761,000	3,084,734
		13,611,734
Total Domestic Common Stocks (Cost $55,475,609)		58,161,487
Money Market Funds–5.03%
Liquid Assets Portfolio–Institutional Class(d)	6,350,961	6,350,961
Premier Portfolio–Institutional Class(d)	6,350,961	6,350,961
Total Money Market Funds (Cost $12,701,922)		12,701,922
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities loaned)–100.02% (Cost $253,924,478)		252,473,619
Investments Purchased with Cash Collateral from Securities Loaned–12.55%
Money Market Funds–12.55%
Premier Portfolio–Institutional Class(d)(e)	31,671,251	31,671,251
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $31,671,251)		31,671,251
TOTAL INVESTMENTS–112.57% (Cost $285,595,729)		284,144,870
OTHER ASSETS LESS LIABILITIES–(12.57)%		(31,721,674)
NET ASSETS–100.00%		$252,423,196

F-1

AIM Gold & Precious Metals Fund

Investment Abbreviations:

ADR	–	American Depositary Receipt

Notes to Schedule of Investments:

(a)  All or a portion of this security was out on loan at March 31, 2007.

(b)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2007 was $18,659,187, which represented 7.39% of the Fund's Net Assets. See Note 1A.

(c)  Non-income producing security.

(d)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(e)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-2

AIM Gold & Precious Metals Fund

Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost $241,222,556)*	$239,771,697
Investments in affiliated money market funds (cost $44,373,173)	44,373,173
Total investments (cost $285,595,729)	284,144,870
Foreign currencies, at value (cost $4,547)	4,675
Cash	9,990
Receivables for:
Fund shares sold	909,182
Dividends	151,003
Investment for trustee deferred compensation and retirement plans	32,314
Other assets	25,448
Total assets	285,277,482
Liabilities:
Payables for:
Investments purchased	704,224
Fund shares reacquired	193,609
Trustee deferred compensation and retirement plans	42,342
Collateral upon return of securities loaned	31,671,251
Accrued distribution fees	81,012
Accrued trustees' and officer's fees and benefits	4,329
Accrued transfer agent fees	87,102
Accrued operating expenses	70,417
Total liabilities	32,854,286
Net assets applicable to shares outstanding	$252,423,196
Net assets consist of:
Shares of beneficial interest	$290,999,556
Undistributed net investment income	1,155,335
Undistributed net realized gain (loss)	(38,282,621)
Unrealized appreciation (depreciation)	(1,449,074)
$252,423,196

Net Assets:
Class A	$58,701,845
Class B	$25,598,706
Class C	$21,188,396
Investor Class	$146,934,249
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	9,609,236
Class B	4,256,436
Class C	3,317,888
Investor Class	23,905,152
Class A:
Net asset value per share	$6.11
Offering price per share (Net asset value of $6.11 ÷ 94.50%)	$6.47
Class B:
Net asset value and offering price per share	$6.01
Class C:
Net asset value and offering price per share	$6.39
Investor Class:
Net asset value and offering price per share	$6.15

*  At March 31, 2007, securities with an aggregate value of $31,188,974 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-3

AIM Gold & Precious Metals Fund

Statement of Operations

For the year ended March 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $68,583)	$2,816,637
Dividends from affiliated money market funds (includes securities lending income of $68,030)	500,400
Interest	2,860
Total investment income	3,319,897
Expenses:
Advisory fees	1,809,486
Administrative services fees	85,491
Custodian fees	56,548
Distribution fees:
Class A	131,952
Class B	230,234
Class C	187,155
Investor Class	366,863
Transfer agent fees	632,709
Trustees' and officer's fees and benefits	22,704
Other	200,911
Total expenses	3,724,053
Less: Fees waived, expenses reimbursed and expense offset arrangements	(26,581)
Net expenses	3,697,472
Net investment income (loss)	(377,575)
Realized and unrealized gain (loss):
Net realized gain from:
Investment securities	36,701,090
Foreign currencies	18,129
36,719,219
Change in net unrealized appreciation (depreciation) of: Investment securities	(15,983,138)
Foreign currencies	1,605
(15,981,533)
Net realized and unrealized gain	20,737,686
Net increase in net assets resulting from operations	$20,360,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-4

AIM Gold & Precious Metals Fund

Statement of Changes In Net Assets

For the years ended March 31, 2007 and 2006

	2007	2006
Operations:
Net investment income (loss)	$(377,575)	$(282,347)
Net realized gain	36,719,219	70,556,711
Change in net unrealized appreciation (depreciation)	(15,981,533)	5,642,301
Net increase in net assets resulting from operations	20,360,111	75,916,665
Distributions to shareholders from net investment income:
Class A	(1,268,378)	—
Class B	(486,140)	—
Class C	(363,617)	—
Investor Class	(3,386,775)	—
Decrease in net assets resulting from distributions	(5,504,910)	—
Share transactions—net:
Class A	14,901,458	19,718,830
Class B	5,102,570	4,681,909
Class C	5,477,510	3,815,917
Investor Class	(12,134,950)	(6,945,056)
Net increase in net assets resulting from share transactions	13,346,588	21,271,600
Net increase in net assets	28,201,789	97,188,265
Net assets:
Beginning of year	224,221,407	127,033,142
End of year (including undistributed net investment income (loss) of $1,155,335 and $(654,484), respectively)	$252,423,196	$224,221,407

Notes to Financial Statements

March 31, 2007

NOTE 1—Significant Accounting Policies

AIM Gold & Precious Metals Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is long-term capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securites traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

F-5

AIM Gold & Precious Metals Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F-6

AIM Gold & Precious Metals Fund

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K.  Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

F-7

AIM Gold & Precious Metals Fund

For the year ended March 31, 2007, AIM waived advisory fees of $2,371.

At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2007, AMVESCAP reimbursed expenses of the Fund in the amount of $2,711.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2007, ADI advised the Fund that it retained $114,617 in front-end sales commissions from the sale of Class A shares and $21,391, $35,342 and $14,731 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2007.

Investments of Daily Available Cash Balances:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio–Institutional Class	$—	$64,798,888	$(58,447,927)	$—	$6,350,961	$185,910	$—
Premier Portfolio–Institutional Class	1,801,215	104,058,048	(99,508,302)	—	6,350,961	246,460	—
Subtotal	$1,801,215	$168,856,936	$(157,956,229)	$—	$12,701,922	$432,370	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income*	Realized Gain (Loss)
Premier Portfolio–Institutional Class	$33,241,072	$234,575,446	$(236,145,267)	$—	$31,671,251	$68,030	$—
Total Investments in Affiliates	$35,042,287	$403,432,382	$(394,101,496)	$—	$44,373,173	$500,400	$—

*  Net of compensation to counterparties.

F-8

AIM Gold & Precious Metals Fund

NOTE 4—Security Transactions with Affiliates

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2007, the Fund engaged in securities purchases of $3,446,435.

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended March 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $21,499.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2007, the Fund paid legal fees of $4,651 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund participates in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the year ended March 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and

F-9

AIM Gold & Precious Metals Fund

costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At March 31, 2007, securities with an aggregate value of $31,188,974 were on loan to brokers. The loans were secured by cash collateral of $31,671,251 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2007, the Fund received dividends on cash collateral investments of $68,030 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from ordinary income	$5,504,910	$—

Tax Components of Net Assets:

As of March 31, 2007, the components of net assets on a tax basis were as follows:

2007
Undistributed ordinary income	$1,578,636
Net unrealized appreciation (depreciation)–investments	(2,150,502)
Temporary book/tax differences	(28,748)
Capital loss carryover	(37,975,746)
Shares of beneficial interest	290,999,556
Total net assets	$252,423,196

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition of unrealized gains on passive foreign investment companies. The tax-basis net unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $1,785.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $29,264,298 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2007 which expires as follows:

Expiration	Capital Loss Carryforward*
March 31, 2009	$36,882,837
March 31, 2010	1,092,909
Total capital loss carryforward	$37,975,746

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2007 was $201,396,490 and $204,257,288, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$21,086,877
Aggregate unrealized (depreciation) of investment securities	(23,239,164)
Net unrealized appreciation (depreciation) of investment securities	$(2,152,287)

Cost of investments for tax purposes is $286,297,157.

F-10

AIM Gold & Precious Metals Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on March 31, 2007, undistributed net investment income (loss) was increased by $7,692,304, undistributed net realized gain (loss) was decreased by $7,692,302 and shares of beneficial interest decreased by $2. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  Changes in Shares Outstanding

	Year ended March 31,
	2007(a)		2006
	Shares	Amount	Shares	Amount
Sold:
Class A	8,156,329	$47,553,212	7,531,059	$34,273,073
Class B	2,434,979	14,068,686	2,233,171	9,831,499
Class C	2,468,685	15,254,513	2,254,429	11,248,429
Investor Class	8,091,035	47,618,402	8,301,400	37,940,685
Issued as reinvestment of dividends:
Class A	182,388	1,096,155	—	—
Class B	70,776	419,698	—	—
Class C	54,733	344,270	—	—
Investor Class	533,333	3,226,664	—	—
Automatic conversion of Class B shares to Class A shares:
Class A	196,836	1,159,382	67,062	286,923
Class B	(199,633)	(1,159,382)	(67,562)	(286,923)
Reacquired:(b)
Class A	(6,197,039)	(34,907,291)	(3,315,412)	(14,841,166)
Class B	(1,458,496)	(8,226,432)	(1,185,128)	(4,862,667)
Class C	(1,688,547)	(10,121,273)	(1,635,980)	(7,432,512)
Investor Class	(10,882,218)	(62,980,016)	(10,370,494)	(44,885,741)
	1,763,161	$13,346,588	3,812,545	$21,271,600

(a)  There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 23% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)  Amount is net of redemption fees of $3,859, $1,700, $1,388 and $9,863 for Class A, Class B, Class C and Investor Class shares, respectively, for the year ended March 31, 2007.

NOTE 13—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending March 31, 2008.

F-11

AIM Gold & Precious Metals Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2007		2006		2005		2004	2003(a)
Net asset value, beginning of period	$5.67		$3.55		$3.81		$2.39	$2.29
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.00	)(b)	(0.03	)(b)	(0.01)	(0.02	)(b)
Net gains (losses) on securities (both realized and unrealized)	0.58		2.12		(0.20)		1.56	0.12
Total from investment operations	0.58		2.12		(0.23)		1.55	0.10
Less dividends from net investment income	(0.14)		—		(0.03)		(0.13)	—
Redemption fees added to shares of beneficial interest	0.00		—		—		—	—
Net asset value, end of period	$6.11		$5.67		$3.55		$3.81	$2.39
Total return(c)	10.24%		59.72%		(5.89)%		65.02%	4.37%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$58,702		$41,200		$10,609		$8,844	$1,514
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.41	%(d)	1.45%		1.69%		2.13%	2.09%
Without fee waivers and/or expense reimbursements	1.41	%(d)	1.45%		1.71%		2.13%	2.11%
Ratio of net investment income (loss) to average net assets	(0.04	)%(d)	(0.10)%		(0.78)%		(1.29)%	(1.09)%
Portfolio turnover rate	85%		155%		51%		48%	84%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $52,780,643.

	Class B
	Year ended March 31,
	2007		2006		2005		2004	2003(a)
Net asset value, beginning of period	$5.60		$3.54		$3.82		$2.39	$2.29
Income from investment operations:
Net investment income (loss)	(0.05	)(b)	(0.04	)(b)	(0.05	)(b)	(0.01)	(0.02	)(b)
Net gains (losses) on securities (both realized and unrealized)	0.58		2.10		(0.20)		1.57	0.12
Total from investment operations	0.53		2.06		(0.25)		1.56	0.10
Less dividends from net investment income	(0.12)		—		(0.03)		(0.13)	—
Redemption fees added to shares of beneficial interest	0.00		—		—		—	—
Net asset value, end of period	$6.01		$5.60		$3.54		$3.82	$2.39
Total return(c)	9.45%		58.19%		(6.48)%		65.26%	4.37%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$25,599		$19,103		$8,593		$7,042	$2,315
Ratio of expenses to average net assets	2.16	%(d)	2.19%		2.34	%(e)	2.28%	2.18%
Ratio of net investment income (loss) to average net assets	(0.79	)%(d)	(0.84)%		(1.43)%		(1.44)%	(1.12)%
Portfolio turnover rate	85%		155%		51%		48%	84%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $23,023,433.

(e)  After fees waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36% for the year ended March 31, 2005.

F-12

AIM Gold & Precious Metals Fund

NOTE 14—Financial Highlights—(continued)

	Class C
	Year ended March 31,
	2007		2006		2005		2004	2003
Net asset value, beginning of period	$5.94		$3.75		$4.04		$2.52	$2.42
Income from investment operations:
Net investment income (loss)	(0.05	)(a)	(0.04	)(a)	(0.05	)(a)	(0.04)	(0.00	)(b)
Net gains (losses) on securities (both realized and unrealized)	0.62		2.23		(0.22)		1.67	0.10
Total from investment operations	0.57		2.19		(0.27)		1.63	0.10
Less dividends from net investment income	(0.12)		—		(0.02)		(0.11)	—
Redemption fees added to shares of beneficial interest	0.00		—		—		—	—
Net asset value, end of period	$6.39		$5.94		$3.75		$4.04	$2.52
Total return(c)	9.59%		58.40%		(6.58)%		64.70%	4.13%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$21,188		$14,758		$6,993		$5,208	$2,459
Ratio of expenses to average net assets	2.16	%(d)	2.19%		2.34	%(e)	2.69%	2.65%
Ratio of net investment income (loss) to average net assets	(0.79	)%(d)	(0.84)%		(1.43)%		(1.85)%	(1.60)%
Portfolio turnover rate	85%		155%		51%		48%	84%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.04) for the year ended March 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $18,715,527.

(e)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36% for the year ended March 31, 2005.

	Investor Class
	Year ended March 31,
	2007		2006		2005		2004	2003
Net asset value, beginning of period	$5.70		$3.57		$3.84		$2.40	$2.29
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	(0.00	)(a)	(0.02	)(a)	(0.05)	(0.02	)(a)
Net gains (losses) on securities (both realized and unrealized)	0.59		2.13		(0.21)		1.63	0.13
Total from investment operations	0.59		2.13		(0.23)		1.58	0.11
Less dividends from net investment income	(0.14)		—		(0.04)		(0.14)	—
Redemption fees added to shares of beneficial interest	0.00		—		—		—	—
Net asset value, end of period	$6.15		$5.70		$3.57		$3.84	$2.40
Total return(b)	10.36%		59.66%		(6.00)%		65.92%	4.80%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$146,934		$149,160		$100,838		$125,053	$98,388
Ratio of expenses to average net assets	1.41	%(c)	1.44%		1.59	%(d)	1.93%	1.88%
Ratio of net investment income (loss) to average net assets	(0.04	)%(c)	(0.09)%		(0.68)%		(1.09)%	(0.79)%
Portfolio turnover rate	85%		155%		51%		48%	84%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $146,745,210.

(d)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.61% for the year ended March 31, 2005.

F-13

AIM Gold & Precious Metals Fund

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor—Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

F-14

AIM Gold & Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 18, 2007
Houston, Texas

F-15

AIM Gold & Precious Metals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2007:

Federal Income Tax

Qualified Dividend Income*	25.34%
Corporate Dividends received Deduction *	11.34%

*  The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007 are 76.43%, 72.43%, 67.68%, and 68.62%, respectively.

F-16

AIM Gold & Precious Metals Fund

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Director, Chief Executive Officer and President, AMVESCAP PLC (parent of AIM and a global investment management firm); Chairman, A I M Advisors, Inc. (registered investment advisor); and Director, Chairman, Chief Executive Officer and President, AVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman and President, AMVESCAP Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Robert H. Graham[2] — 1946 Trustee and Vice Chair	2003	Trustee and Vice Chair of The AIM Family of Funds®.
		Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products; and President and Principal Executive Officer of The AIM Family of Funds®; Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC; and Chairman, AMVESCAP PLC — AIM Division.	None

Philip A. Taylor[3] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer), A I M Advisors, Inc., AIM Funds Management Inc. d/b/a AMVESCAP Enterprise Services (registered investment advisor and registered transfer agent) and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, A I M Capital Management, Inc.; Director and President, A I M Advisors, Inc., INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, A I M Distributors, Inc.; Director and Chairman, AIM Investment Services, Inc., Fund Management Company and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, AVZ Callco Inc. (holding company), AMVESCAP Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Director and Chief Executive Officer, AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Powershares Capital Management LLC
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company (2 portfolios))

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company (7 portfolios)); Annuity and Life Re (Holdings), Ltd. (insurance company); CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner, Dos Angelos Ranch, L.P.
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (registered investment company (7 portfolios))

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche	Director, Mainstay VP Series Funds, Inc. (21 portfolios)

1   Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.

2  Mr. Graham is considered an interested person of the Trust because of his previous positions with AMVESCAP PLC, parent of the advisor to the Trust.

3  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

F-17

AIM Gold & Precious Metals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc., A I M Advisors, Inc. and A I M Capital Management, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®
		Formerly: Vice President, A I M Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, AMVESCAP PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; Senior Vice President and Chief Compliance Officer of The AIM Family of Funds® and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, AMVESCAP PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, General Counsel, and Vice President Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and General Counsel, Liberty Financial Companies, Inc. and Liberty Funds Group, LLC	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice President, Treasurer and Principal Officer of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management and Senior Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; Director and President, Fund Management Company; President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Chief Cash Management Officer and Managing Director, A I M Capital Management, Inc.; Vice President, A I M Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Patrick J.P. Farmer — 1962 Vice President	2007	Head of North American Retail Investments, Director, Chief Investment Officer and Executive Vice President, AIM Funds Management Inc. d/b/a AIM Trimark Investments; Senior Vice President and Head of Equity Investments, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Director, Trimark Trust	N/A

Stephen M. Johnson — 1961 Vice President	2007	Chief Investment Officer of INVESCO Fixed Income and Vice President, INVESCO Institutional (N.A.), Inc.; Senior Vice President and Fixed Income Chief Investment Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services, Inc., AIM Private Asset Management, Inc., Fund Management Company and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, AIM Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc.; and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Global Head of Product Development, AIG-Global Investment Group, Inc.; Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management; and Chief Compliance Officer, Chief Operating Officer and Deputy General Counsel, American General Investment Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

F-18

[eDelivery
GO PAPERLESS
AIMinvestments.com/edelivery
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Register for eDelivery

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

•  save your Fund the cost of printing and postage.

•  reduce the amount of paper you receive.

•       gain access to your documents faster by not waiting for the mail.

•  view your documents online anytime at your convenience.

•       save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after July 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $471 billion in assets under management as of March 31, 2007.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

AIMinvestments.com	I-GPM-AR-1	A I M Distributors, Inc.

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Mutual	Exchange-	Retirement	Annuities	College	Separately	Offshore	Cash
Funds	Traded	Products		Savings	Managed	Products	Management
	Funds			Plans	Accounts

[AIM Investments Logo]
– registered trademark –

AIM Leisure Fund

Annual Report to Shareholders • March 31, 2007

[COVER GLOBE IMAGE]

SECTOR EQUITY

Sectors

Supplemental Information	2

Letters to Shareholders	3

Performance Summary	5

Management Discussion	5

Fund Expenses	7

Long-term Fund Performance	8

Schedule of Investments	F-1

Financial Statements	F-4

Notes to Financial Statements	F-7

Financial Highlights	F-14

Auditor’s Report	F-18

Tax Information	F-19

Trustees and Officers	F-21

[AIM investment solutions]

[Graphic]		[Graphic]

[Domestic		[Fixed
Equity]		Income]

[Graphic]	[Graphic]	[Graphic]

[Target	[Target	[Diversified
Risk]	Maturity]	Portfolios]

[Graphic]		[Graphic]

[Sector		[International/
Equity]		Global Equity]

[AIM Investments Logo]

– registered trademark –

AIM Leisure Fund

AIM LEISURE FUND’s investment objective is capital growth.

•  Unless otherwise stated, information presented in this report is as of March 31, 2007, and is based on total net assets.

•  Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

•  Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

•  The prices of and the income generated by securities held by the Fund may decline in response to certain factors, including some directly involving the companies whose securities are owned by the Fund. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

•  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may be more volatile than other mutual funds and the value of the Fund’s investments may rise and fall more rapidly.

•  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

•  Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

•  The Fund may use leverage, which entails special risks such as magnifying changes in the value of the portfolio’s securities.

•  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•  The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.

•  The Fund may use enhanced investment techniques such as derivatives. The principal risk of investments in derivatives is that the fluctuation in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counter party risk—the risk that the other party will not complete the transaction with the Fund.

•  There is no guarantee that the investment techniques and risk analyses used by the Fund’s managers will produce the desired results.

•  The prices of initial public offering (IPO) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities

About indexes used in this report

•  The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

•  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

•  A direct investment cannot be made in an Index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•  The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

•  The Chartered Financial Analyst —registered trademark— (CFA —registered trademark—) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first

Continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbols

Class A Shares	ILSAX
Class B Shares	ILSBX
Class C Shares	IVLCX
Class R Shares	ILSRX
Investor Class Shares	FLISX

Not FDIC Insured  May lose value  No bank guarantee

AIMinvestments.com

2

AIM Leisure Fund

[TAYLOR
PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds —registered trademark—:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Most major stock market indexes, in the U.S. and overseas, performed well for the 12 months ended March 31, 2007, as did major fixed-income indexes.(1) Reasons for their positive performance included continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve Board, among other factors.(2)

As the period covered by this report drew to a close, however, stock market volatility returned. In late February, Asian markets sold off, triggering a global decline. Additional volatility followed in March, partly due to uncertainty about the health of the U.S. housing market and rising concern about the ability of sub-prime borrowers to repay their mortgages. By mid-April, after the close of the period covered by this report, U.S. and foreign markets had largely resumed their upward trend, helped by good economic growth and a rash of corporate buyouts.

At AIM Investments —registered trademark—, we know that market conditions change—often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

•    Domestic, global and international equity funds

•    Taxable and tax-exempt fixed-income funds

•    Allocation portfolios, with risk/return characteristics to match your needs

•    AIM Independence Funds—target-maturity funds that combine retail mutual funds and PowerShares —registered trademark— exchange-traded funds—with risk/return characteristics that change as your target retirement date nears

We believe in the value of working with a trusted financial advisor. Your financial advisor can recommend various AIM funds that, together, can create a portfolio that’s appropriate for your investment goals, time horizon and risk  tolerance. Market volatility can be disconcerting—but your financial advisor can help you keep on track with your investment program, making periodic adjustments as market conditions and your changing investment goals warrant.

In conclusion

Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

Of course, you can access your account information, review your Fund’s performance, learn more about your Fund’s investment strategies and obtain general investing information when it’s convenient for you by visiting our Web site, AIMinvestments.com.

All of us at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we’re grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

May 17, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Sources: (1) Lipper Inc.; (2) U.S. Federal Reserve Board

3

AIM Leisure Fund

[CROCKETT
PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the money market, equity and fixed-income AIM Funds improved for the one-year period ended December 31, 2006, as compared to the one-year period ended December 31, 2005, and the one-year period ended December 31, 2004. (1)▲

In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds’ performance, attract new assets and reduce costs. The asset class subcommittees of your Board’s Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I’ll report more on these steps once they’re completed.

Another major Board initiative for early 2007 is the revision of the AIM Funds’ proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar, Inc. is a leading provider of independent mutual fund investment research) included a review of AIM’s progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I’m looking forward to a return visit to Morningstar this year to review AIM Funds’ performance and governance ratings.

Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

I’d like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

May 17, 2007

Sources: ▲A I M Management Group Inc. and Lipper Inc.

(1)Past performance is no guarantee of future results. Please visit AIMinvestments.com for the most recent month-end performance for all AIM funds.

4

AIM Leisure Fund

Management's discussion of Fund performance

Performance Summary

We are pleased to report that for the fiscal year ended March 31, 2007, and excluding applicable sales charges, AIM Leisure Fund delivered positive returns to shareholders that exceeded those of the S&P 500 Index.(1) Relative to the S&P 500 Index, the Fund benefited from strong stock selection and overweight positions in media stocks as well as stocks in the hotels, restaurants and leisure industry.

Your Fund's long-term performance is shown on pages 8 and 9.

Fund vs. Indexes

Total returns, 3/31/06-3/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	21.86%
Class B Shares	20.95
Class C Shares	20.95
Class R Shares	21.56
Investor Class Shares	21.88
S&P 500 Index(1) (Broad Market Index / Style-Specific Index)	11.82

Source: (1)Lipper Inc.

How we invest

We focus on companies that profit from consumer spending on leisure activities (products and/or services purchased with consumers’ discretionary dollars) and that are growing their market share, cash flow and earnings at rates greater than the broad market.

We perform both fundamental and valuation analysis:

•  Fundamental research includes interviews with company managements, buyers, customers and competitors. We ask company management teams to detail their three- to five-year strategic plan and their corresponding financial goals. We then evaluate whether the company has the right management in place, appropriate competitive position and adequate resources to realize its vision.

•  Valuation analysis involves using financial models for each company in an effort to estimate its fair valuation over the next two to three years based primarily on our expectations for free cash flow growth. Free cash flow is the net cash left for shareholders after payment of all expenses and investment in capital to run the business.

Just as we look for managements with long-term visions, we strive to maintain a long-term investment horizon, resulting in relatively low portfolio turnover. We attempt to manage risk by diversifying the Fund’s holdings across a variety of leisure-related stocks, including those of cable television companies, satellite programming companies, publishers, cruise lines, advertising agencies, hotels, casinos, electronic game and toy manufacturers and entertainment companies.

We consider selling or trimming a stock when:

•  There is a negative change in the company’s fundamental business prospects.

•  A stock’s valuation rises so that it is no longer attractive relative to other investment opportunities.

Market conditions and your Fund

The economy has enjoyed several years of economic growth fueled by low interest rates, a strong real estate market and resilient consumer spending. Gross domestic product, a measure of economic growth, declined from an annualized rate of 2.5% in the fourth quarter of 2006 to 1.3% in the first quarter of 2007.(1) Additionally, the consumer price index, a measure of inflation, was at an annualized rate of 2.8% for March 2007.(2) Overall, we believed the economic outlook remained positive although growth has slowed to a more subdued level than what we have seen in the past several years.

Against this backdrop, utilities, telecommunication services and materials were the best performing sectors of the S&P 500 Index.(3) Information technology industrials, health care and financials were the weakest sectors of the broad market(3) Relative to the S&P 500 Index, the Fund benefited from strong stock selection and overweight positions in media, hotels, restaurants and leisure. Our holdings in the Internet and catalog retail industry and the Internet software and services industry detracted

(continued)

Portfolio Composition

By sector
Consumer Discretionary	79.3%
Consumer Staples	10.4
Financials	5.1
Information Technology	1.1
Money Market Funds Plus Other Assets Less Liabilities	4.1

Total Net Assets	$896.87 million

Total Number of Holdings*	78

Top 10 Equity Holdings*

Omnicom Group Inc.	5.3%
News Corp.-Class A	5.2
Harrah’s Entertainment, Inc.	4.7
Hilton Hotels Corp.	3.7
Starwood Hotels & Resorts Worldwide, Inc.	3.2
Polo Ralph Lauren Corp.	2.7
Comcast Corp.-Class A	2.5
Walt Disney Co. (The)	2.4
Groupe Bruxelles Lambert S.A. (Belgium)	2.3
Cablevision Systems Corp.-Class A	2.3

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

5

AIM Leisure Fund

from Fund performance. Additionally, the Fund's exposure to international markets was a positive relative contributor as foreign stocks generally outperformed U.S. stocks during the fiscal year.

For the fiscal year, the Fund’s media holdings were among the top contributors to performance. News Corp., Omnicom and Cablevision —all long-time Fund holdings—were strong contributors. As a group, media stocks were fairly flat for the first half of 2006 as investors worried that broadcast advertising revenues might weaken, given economic uncertainty and a continued shift from traditional advertising to online advertising. However, media stocks staged a rally in the second half of 2006, with many media stocks posting significant returns for the year.(4)

News Corp., in particular, was a standout performer. Its MySpace.com Web site and its motion pictures were well received and continued to generate solid revenue growth. Our largest holding, Omnicom, a diversified advertising, marketing and communications company, performed well during the fiscal year as the market recognized the company’s compelling valuation and management’s ability to increase earnings. Cablevision operates some of the most attractive cable assets in the country and the company issued a $10 per-share special dividend in April 2006.

Our positions in McClatchy and Home Depot detracted from performance. McClatchy, the third-largest U.S. newspaper publisher, was negatively affected by the trend toward Internet-based news. We continued to hold the stock. Shares of Home Depot were negatively affected by declines in new home construction. We continued to own Home Depot at the close of the fiscal year as we felt the trend in home improvements may potentially outweigh the effects of a cooling housing market.

Portfolio changes are usually the result of insight that comes from our bottom-up investment process and long-term investment horizon. This long-term investment horizon is one reason for the Fund’s low portfolio turnover rate relative to most other domestic equity funds. During the fiscal year, two of our travel and casino holdings, Aztar and Intrawest, were acquired by private-equity interests. Also during the fiscal year, Harrah’s agreed to be purchased in a private equity deal that is expected to close at the end of 2007. We continued to hold a significant number of shares in Harrah’s, although we trimmed our position before the close of the fiscal year. We used the proceeds to initiate positions in Abercrombie & Fitch and Crocs—two retail stocks in which we saw strong fundamentals and attractive valuations.

We are comfortable with the quality of the companies that we have selected for inclusion in AIM Leisure Fund. We remind shareholders that our time horizon for the stocks in the Fund is two to three years. We believe the Fund is positioned in line with its mandate; it has exposure to a variety of leisure-related industries based on our bottom-up, stock-by-stock approach to investing. While domestic spending in this segment of the market may ebb and flow over short-term periods, we maintain a long-term investment perspective and urge you to do the same.

As always, we thank you for your continued investment and we welcome any new shareholders to AIM Leisure Fund.

Sources: (1)Bureau of Economic Analysis; (2)Bureau of Labor Statistics; (3)Lipper Inc.; (4)Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index
disclosures on the inside front cover.

[GREENBERG
PHOTO]

Mark D. Greenberg Chartered Financial Analyst, senior portfolio manager, is manager of AIM Leisure Fund. He has been associated with AIM and/or its affiliates since 1996. Mr. Greenberg attended City University in London, England, and earned his B.S.B.A. in economics with a specialization in finance from Marquette University.

Assisted by the Leisure Team

For a presentation of your Fund’s long-term performance, please see pages 8 and 9.

6

AIM Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
A	$1,000.00	$1,166.50	$6.43	$1,019.00	$5.99	1.19%
B	1,000.00	1,162.20	10.46	1,015.26	9.75	1.94
C	1,000.00	1,162.00	10.46	1,015.26	9.75	1.94
R	1,000.00	1,165.20	7.77	1,017.75	7.24	1.44
Investor	1,000.00	1,166.60	6.43	1,019.00	5.99	1.19

(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006, through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

(2) Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

7

AIM Leisure Fund

Your Fund’s long-term performance

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

8

[MOUNTAIN CHART]

Results of a $10,000 Investment
Fund data from 1/19/84, index data from 1/31/84

Date	AIM Leisure Fund -Investor Class Shares	S&P 500 Index(1)
1/19/84	$10000
1/84	10000	$10000
2/84	9975	9648
3/84	9850	9815
4/84	9901	9908
5/84	9601	9360
6/84	10126	9563
7/84	9913	9444
8/84	10700	10488
9/84	10500	10490
10/84	10663	10531
11/84	10424	10413
12/84	10689	10687
1/85	11595	11520
2/85	12262	11661
3/85	12602	11668
4/85	12299	11658
5/85	12703	12331
6/85	12904	12524
7/85	12904	12506
8/85	12917	12385
9/85	12087	12011
10/85	12679	12566
11/85	13348	13428
12/85	14132	14078
1/86	14271	14157
2/86	16027	15214
3/86	17064	16063
4/86	17696	15883
5/86	18794	16727
6/86	19730	17010
7/86	17467	16059
8/86	17771	17250
9/86	16558	15823
10/86	17877	16736
11/86	17546	17143
12/86	16792	16705
1/87	18520	18955
2/87	20405	19704
3/87	20405	20272
4/87	19871	20092
5/87	19588	20266
6/87	20515	21290
7/87	22275	22369
8/87	22558	23203
9/87	22102	22694
10/87	16387	17807
11/87	15312	16340
12/87	16913	17582
1/88	17405	18321
2/88	18662	19172
3/88	19299	18580
4/88	19607	18786
5/88	19262	18946
6/88	20955	19815
7/88	20936	19739
8/88	19990	19070
9/88	21591	19882
10/88	21829	20435
11/88	20956	20143
12/88	21739	20494
1/89	23450	21994
2/89	23851	21447
3/89	24779	21947
4/89	26890	23085
5/89	28111	24016
6/89	27510	23881
7/89	29985	26035
8/89	31077	26542
9/89	31459	26434
10/89	30452	25821
11/89	30620	26345
12/89	30054	26977
1/90	26931	25167
2/90	27330	25491
3/90	28483	26166
4/90	28463	25514
5/90	31315	27996
6/90	31208	27808
7/90	29888	27719
8/90	25803	25216
9/90	23393	23991
10/90	22747	23890
11/90	25101	25431
12/90	26760	26139
1/91	28556	27274
2/91	30958	29222
3/91	33177	29929
4/91	33111	30000
5/91	35488	31290
6/91	33157	29858
7/91	34390	31248
8/91	36344	31986
9/91	36322	31451
10/91	38076	31873
11/91	37155	30592
12/91	40874	34085
1/92	41618	33450
2/92	43079	33883
3/92	43079	33225
4/92	41795	34200
5/92	41924	34367
6/92	41157	33856
7/92	42079	35238
8/92	41721	34518
9/92	42977	34924
10/92	44297	35043
11/92	48890	36233
12/92	50440	36678
1/93	52422	36984
2/93	51604	37488
3/93	54974	38279
4/93	53699	37353
5/93	56556	38350
6/93	55769	38462
7/93	56857	38307
8/93	62543	39757
9/93	66814	39453
10/93	69260	40268
11/93	67224	39884
12/93	68460	40366
1/94	67050	41738
2/94	67198	40605
3/94	64637	38838
4/94	64082	39336
5/94	62967	39979
6/94	61172	39001
7/94	63613	40280
8/94	65935	41928
9/94	65935	40904
10/94	66554	41821
11/94	65024	40300
12/94	65056	40897
1/95	64230	41957
2/95	67448	43590
3/95	69505	44874
4/95	68706	46195
5/95	69592	48038
6/95	72598	49152
7/95	76802	50781
8/95	77508	50908
9/95	75733	53055
10/95	73196	52866
11/95	75012	55184

[MOUNTAIN CHART]

12/95	75334	56247
1/96	77451	58159
2/96	79287	58700
3/96	80381	59265
4/96	83845	60138
5/96	84868	61686
6/96	84308	61922
7/96	77884	59187
8/96	79753	60438
9/96	82752	63836
10/96	80997	65596
11/96	83614	70550
12/96	82167	69153
1/97	83769	73471
2/97	83367	74047
3/97	81108	71011
4/97	82487	75246
5/97	86636	79847
6/97	91514	83396
7/97	95046	90030
8/97	93734	84990
9/97	99227	89642
10/97	99058	86652
11/97	100406	90660
12/97	103900	92216
1/98	103453	93235
2/98	110933	99955
3/98	119963	105070
4/98	120047	106146
5/98	117886	104324
6/98	123650	108558
7/98	122303	107411
8/98	102355	91893
9/98	108036	97784
10/98	114086	105726
11/98	121764	112131
12/98	134841	118588
1/99	145952	123546
2/99	142902	119706
3/99	152362	124495
4/99	164871	129316
5/99	164953	126265
6/99	175329	133254
7/99	174768	129111
8/99	169192	128472
9/99	177787	124954
10/99	188384	132858
11/99	198801	135558
12/99	223293	143531
1/00	208467	136321
2/00	207341	133743
3/00	221046	146819
4/00	207054	142403
5/00	198006	139484
6/00	209827	142919
7/00	210016	140687
8/00	220201	149420
9/00	213309	141534
10/00	213821	140933
11/00	196052	129831
12/00	205502	130468
1/01	226032	135094
2/01	219567	122783
3/01	208874	115009
4/01	224185	123940
5/01	231717	124771
6/01	229702	121735
7/01	216540	120537
8/01	209177	112998
9/01	174454	103874
10/01	183682	105856
11/01	203979	113974
12/01	213934	114973
1/02	211195	113296
2/02	214722	111111
3/02	221422	115290
4/02	217790	108303
5/02	217681	107508
6/02	192953	99853
7/02	179022	92071
8/02	183050	92674
9/02	172597	82612
10/02	176740	89876
11/02	190260	95160
12/02	180938	89573
1/03	177011	87231
2/03	170763	85920
3/03	175203	86752
4/03	190498	93894
5/03	201528	98837
6/03	202999	100099
7/03	206470	101865
8/03	211921	103848
9/03	207195	102748
10/03	219129	108558
11/03	224936	109512
12/03	235778	115251
1/04	237830	117366
2/04	242491	118997
3/04	242952	117202
4/04	239040	115364
5/04	238753	116944
6/04	239732	119217
7/04	225756	115272
8/04	224221	115734
9/04	234333	116988
10/04	242628	118775
11/04	254954	123579
12/04	267880	127783
1/05	259924	124669
2/05	263693	127291
3/05	260819	125039
4/05	251325	122669
5/05	258362	126568
6/05	262263	126750
7/05	267928	131461
8/05	262998	130263
9/05	259632	131317
10/05	249428	129127
11/05	259730	134006
12/05	264561	134054
1/06	269878	137603
2/06	270337	137976
3/06	278042	139693
4/06	287078	141567
5/06	281882	137498
6/06	280219	137680
7/06	270103	138529
8/06	279476	141820
9/06	290515	145472
10/06	307510	150210
11/06	317658	153062
12/06	328712	155209
1/07	339067	157554
2/07	334354	154482
3/07	338757	156206

Source: (1) Lipper Inc.

AIM Leisure Fund

Average Annual Total Returns

As of 3/31/07, including applicable sales charges

Class A Shares
Inception (3/28/02)	7.65%
5 Years	7.67
1 Year	15.16

Class B Shares
Inception (3/28/02)	7.96%
5 Years	7.83
1 Year	15.95

Class C Shares
Inception (2/14/00)	5.84%
5 Years	7.99
1 Year	19.95

Class R Shares
Inception (10/25/05)	22.97%
1 Year	21.56

Investor Class Shares
Inception (1/19/84)	16.40%
10 Years	15.37
5 Years	8.88
1 Year	21.88

Cumulative Total Returns

Six months ended 3/31/07, excluding applicable sales charges

Class A	16.65%
Class B	16.22
Class C	16.20
Class R	16.52
Investor Class Shares	16.66

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Investor Class shares was 1.27%, 2.02%, 2.02%, 1.52% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Continued from inside front cover

and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

9

AIM Leisure Fund

Schedule of Investments

March 31, 2007

	Shares	Value
Domestic Common Stocks–76.92%
Advertising–5.78%
Harte-Hanks, Inc.	161,050	$4,443,370
Omnicom Group Inc.	462,800	47,381,464
		51,824,834
Apparel Retail–1.57%
Abercrombie & Fitch Co.–Class A	185,659	14,050,673
Apparel, Accessories & Luxury Goods–4.58%
Carter's, Inc.(a)	472,467	11,972,314
Columbia Sportswear Co.	75,905	4,729,641
Polo Ralph Lauren Corp.	276,710	24,391,986
		41,093,941
Brewers–0.99%
Anheuser-Busch Cos., Inc.	176,933	8,928,039
Broadcasting & Cable TV–11.88%
Cablevision Systems Corp.–Class A	667,193	20,302,683
CBS Corp.–Class A	64,550	1,975,876
CBS Corp.–Class B	64,700	1,979,173
Clear Channel Communications, Inc.	359,649	12,602,101
Comcast Corp.–Class A(a)	880,191	22,840,956
EchoStar Communications Corp.–Class A(a)	296,085	12,858,972
Liberty Global, Inc.–Class A(a)	80,054	2,636,178
Liberty Global, Inc.–Series C(a)	125,025	3,830,766
Liberty Media Corp.–Series A(a)	93,088	10,294,602
Scripps Co. (E.W.) (The)–Class A	137,300	6,134,564
Sinclair Broadcast Group, Inc.–Class A	422,400	6,526,080
Spanish Broadcasting System, Inc.–Class A(a)	222,200	888,800
Virgin Media Inc.	146,250	3,692,812
		106,563,563
Casinos & Gaming–7.79%
Harrah's Entertainment, Inc.	502,954	42,474,465
International Game Technology	299,940	12,111,577
MGM Mirage(a)	220,032	15,296,625
		69,882,667
Catalog Retail–1.24%
Liberty Media Corp.–Interactive–Series A(a)	465,444	11,086,876
Computer & Electronics Retail–0.75%
Best Buy Co., Inc.	137,319	6,690,182

	Shares	Value
Department Stores–0.64%
Kohl's Corp.(a)	75,255	$5,765,286
Distillers & Vintners–0.50%
Brown-Forman Corp.–Class B	68,677	4,502,464
Footwear–2.51%
Crocs, Inc.(a)	300,518	14,199,476
NIKE, Inc.–Class B	78,066	8,295,293
		22,494,769
General Merchandise Stores–0.96%
Target Corp.	144,858	8,584,285
Home Entertainment Software–0.33%
Electronic Arts Inc.(a)	58,400	2,941,024
Home Improvement Retail–2.33%
Home Depot, Inc. (The)	398,141	14,627,700
Lowe's Cos., Inc.	200,700	6,320,043
		20,947,743
Hotels, Resorts & Cruise Lines–11.91%
Carnival Corp.(b)	382,686	17,932,666
Hilton Hotels Corp.	917,632	32,998,047
Marriott International, Inc.–Class A	368,685	18,050,818
Royal Caribbean Cruises Ltd.	212,384	8,954,109
Starwood Hotels & Resorts Worldwide, Inc.	445,568	28,895,085
		106,830,725
Hypermarkets & Super Centers–0.73%
Wal-Mart Stores, Inc.	138,951	6,523,749
Internet Retail–0.52%
Blue Nile, Inc.(a)(c)	114,615	4,660,246
Internet Software & Services–0.80%
Google Inc.–Class A(a)	15,590	7,142,714
Investment Companies - Exchange Traded Funds–1.28%
iShares Russell 3000 Index Fund	46,568	3,848,380
iShares S&P 500 Index Fund	26,936	3,831,915
S&P 500 Depositary Receipts Trust–Series 1	27,039	3,840,890
		11,521,185
Movies & Entertainment–10.74%
News Corp.–Class A	2,033,523	47,015,052

AIM Leisure Fund

	Shares	Value
Movies & Entertainment–(continued)
Time Warner Inc.	936,500	$18,467,780
Viacom Inc.–Class A(a)	131,424	5,396,269
Viacom Inc.–Class B(a)	95,100	3,909,561
Walt Disney Co. (The)	626,608	21,574,114
		96,362,776
Publishing–2.79%
Belo Corp.–Class A	304,800	5,690,616
Gannett Co., Inc.	95,205	5,359,089
McClatchy Co. (The)–Class A	129,300	4,087,173
McGraw-Hill Cos., Inc. (The)	157,000	9,872,160
		25,009,038
Restaurants–2.55%
Burger King Holdings Inc.	202,664	4,377,542
McDonald's Corp.	160,740	7,241,337
Ruth's Chris Steak House, Inc.(a)	284,661	5,795,698
Yum! Brands, Inc.	94,826	5,477,150
		22,891,727
Soft Drinks–1.39%
PepsiCo, Inc.	195,627	12,434,052
Specialized REIT's–0.72%
Felcor Lodging Inc.	247,228	6,420,511
Specialty Stores–1.64%
PetSmart, Inc.	445,266	14,675,967
Total Domestic Common Stocks (Cost $419,736,881)		689,829,036
Foreign Common Stocks & Other Equity Interests–18.98%
Belgium–3.58%
Compagnie Nationale a Portfeuille/Nationale Portefeuille Maatschappis (Multi-Sector Holdings)(c)(d)	25,200	1,602,309
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)(d)	174,400	20,422,966
InBev N.V. (Brewers)(d)	139,535	10,087,684
		32,112,959
Brazil–1.34%
Companhia de Bebidas das Americas–ADR (Brewers)	229,446	11,965,609
Denmark–1.00%
Carlsberg A.S.–Class B (Brewers)(c)(d)	82,550	8,966,225
France–3.73%
Accor S.A. (Hotels, Resorts & Cruise Lines)(d)	200,971	19,243,791
JC Decaux S.A. (Advertising)(d)	201,900	5,971,987
Pernod Ricard S.A. (Distillers & Vintners)(d)	40,560	8,236,407
		33,452,185

	Shares	Value
Hong Kong–0.19%
Television Broadcasts Ltd.–ADR (Broadcasting & Cable TV)(c)(e)	138,900	$1,736,639
Japan–0.36%
Sony Corp.–ADR (Consumer Electronics)	64,500	3,256,605
Mexico–0.59%
Coca-Cola Femsa S.A. B. de C.V. (Soft Drinks)	146,575	5,294,289
Netherlands–1.20%
Jetix Europe N.V. (Broadcasting & Cable TV)(a)(c)	428,515	10,761,314
Sweden–0.13%
Rezidor Hotel Group A.B. (Acquired 11/28/06; Cost $20,647) (Hotels, Resorts & Cruise Lines)(a)(f)	147,174	1,180,233
Switzerland–1.75%
Compagnie Financiere Richemont S.A.–Class A (Apparel, Accessories & Luxury Goods)(c)(d)(g)	179,500	10,049,714
Pargesa Holding S.A. (Multi-Sector Holdings)(c)	53,900	5,654,777
		15,704,491
United Kingdom–5.11%
Diageo PLC (Distillers & Vintners)(d)	797,446	16,170,929
InterContinental Hotels Group PLC (Hotels, Resorts & Cruise Lines)(d)	516,309	12,784,864
WPP Group PLC (Advertising)(d)	1,112,030	16,876,593
		45,832,386
Total Foreign Common Stocks & Other Equity Interests (Cost $86,156,623)		170,262,935
Money Market Funds–5.72%
Liquid Assets Portfolio–Institutional Class(h)	25,646,576	25,646,576
Premier Portfolio–Institutional Class(h)	25,646,577	25,646,577
Total Money Market Funds (Cost $51,293,153)		51,293,153
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities loaned)–101.62% (Cost $557,186,657)		911,385,124
Investments Purchased with Cash Collateral from Securities Loaned
Money Market Funds–1.98%
Premier Portfolio–Institutional Class (Money Market Funds)(h)(i)	17,770,695	17,770,695
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $17,770,695)		17,770,695
TOTAL INVESTMENTS–103.60% (Cost $574,957,352)		929,155,819
OTHER ASSETS LESS LIABILITIES–(3.60)%		(32,289,904)
NET ASSETS–100.00%		$896,865,951

AIM Leisure Fund

Investment Abbreviations:

ADR	–	American Depositary Receipt

REIT	–	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Each unit represents one common share with paired trust share.

(c)  All or a portion of this security was out on loan at March 31, 2007.

(d)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2007 was $130,413,469, which represented 14.54% of the Fund's Net Assets. See Note 1A.

(e)  In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at March 31, 2007 represented 0.19% of the Fund's Net Assets. See Note 1A.

(f)  Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at March 31, 2007 represented 0.13% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.

(g)  Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.

(h)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(i)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost $505,893,504)*	$860,091,971
Investments in affiliated money market funds (cost $69,063,848)	69,063,848
Total investments (cost $574,957,352)	929,155,819
Foreign currencies, at value (cost $34,946)	35,737
Receivables for:
Investments sold	5,344,571
Fund shares sold	1,507,510
Dividends	1,213,000
Investment for trustee deferred compensation and retirement plans	76,676
Other assets	24,890
Total assets	937,358,203
Liabilities:
Payables for:
Investments purchased	18,119,041
Fund shares reacquired	3,772,652
Trustee deferred compensation and retirement plans	121,790
Collateral upon return of securities loaned	17,770,695
Accrued distribution fees	240,800
Accrued trustees' and officer's fees and benefits	6,509
Accrued transfer agent fees	344,257
Accrued operating expenses	116,508
Total liabilities	40,492,252
Net assets applicable to shares outstanding	$896,865,951
Net assets consist of:
Shares of beneficial interest	$547,297,307
Undistributed net investment income	(16,247,174)
Undistributed net realized gain	11,608,360
Unrealized appreciation	354,207,458
$896,865,951

Net Assets:
Class A	$181,747,972
Class B	$37,552,735
Class C	$47,521,336
Class R	$203,424
Investor Class	$629,840,484
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	3,694,479
Class B	783,122
Class C	1,019,356
Class R	4,140
Investor Class	12,826,543
Class A:
Net asset value per share	$49.19
Offering price per share (Net asset value of $49.19 ÷ 94.50%)	$52.05
Class B:
Net asset value and offering price per share	$47.95
Class C:
Net asset value and offering price per share	$46.62
Class R:
Net asset value and offering price per share	$49.14
Investor Class:
Net asset value and offering price per share	$49.10

*  At March 31, 2007, securities with an aggregate value of $17,032,601 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

Statement of Operations

For the year ended March 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $268,531)	$10,462,720
Dividends from affiliated money market funds (includes securities lending income of $252,439)	1,727,519
Interest	4,589
Total investment income	12,194,828
Expenses:
Advisory fees	5,360,699
Administrative services fees	220,265
Custodian fees	158,821
Distribution fees:
Class A	357,948
Class B	337,729
Class C	350,501
Class R	315
Investor Class	1,429,246
Transfer agent fees	1,593,746
Trustees' and officer's fees and benefits	38,582
Other	321,785
Total expenses	10,169,637
Less: Fees waived, expenses reimbursed and expense offset arrangements	(81,592)
Net expenses	10,088,045
Net investment income	2,106,783
Realized and unrealized gain:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $646,399)	43,574,667
Foreign currencies	96,856
43,671,523
Change in net unrealized appreciation of:
Investment securities	107,963,026
Foreign currencies	15,576
107,978,602
Net realized and unrealized gain	151,650,125
Net increase in net assets resulting from operations	$153,756,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

Statement of Changes In Net Assets

For the years ended March 31, 2007 and 2006

	2007	2006
Operations:
Net investment income	$2,106,783	$2,380,758
Net realized gain	43,671,523	94,200,637
Change in net unrealized appreciation (depreciation)	107,978,602	(49,020,657)
Net increase in net assets resulting from operations	153,756,908	47,560,738
Distributions to shareholders from net investment income:
Class A	(3,164,930)	(1,478,318)
Class B	(510,702)	(275,141)
Class C	(517,823)	(273,567)
Class R	(1,141)	(104)
Investor Class	(12,405,646)	(6,284,550)
Total distributions from net investment income	(16,600,242)	(8,311,680)
Distributions to shareholders from net realized gains:
Class A	(7,769,732)	(13,787,712)
Class B	(1,835,881)	(3,646,606)
Class C	(1,861,652)	(3,625,742)
Class R	(3,131)	(1,007)
Investor Class	(30,455,191)	(57,249,907)
Total distributions from net realized gains	(41,925,587)	(78,310,974)
Decrease in net assets resulting from distributions	(58,525,829)	(86,622,654)
Share transactions—net:
Class A	32,469,432	51,259,710
Class B	(734,905)	7,419,440
Class C	10,060,236	5,751,247
Class K	—	(98,550,104)
Class R	176,861	21,525
Investor Class	(9,014,946)	(65,151,262)
Net increase (decrease) in net assets resulting from share transactions	32,956,678	(99,249,444)
Net increase (decrease) in net assets	128,187,757	(138,311,360)
Net assets:
Beginning of year	768,678,194	906,989,554
End of year (including undistributed net investment income of $(16,247,174) and $(12,984,441), respectively)	$896,865,951	$768,678,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

Notes to Financial Statements

March 31, 2007

NOTE 1—Significant Accounting Policies

AIM Leisure Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value

AIM Leisure Fund

and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM Leisure Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended March 31, 2007, AIM waived advisory fees of $8,012.

At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2007, AMVESCAP reimbursed expenses of the Fund in the amount of $4,540.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2007, ADI advised the Fund that it retained $51,250 in front-end sales commissions from the sale of Class A shares and $1,252, $37,210, $5,571 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM Leisure Fund

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2007.

Investments of Daily Available Cash Balances:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio–Institutional Class	$—	$84,942,637	$(59,296,061)	$—	$25,646,576	$668,964	$—
Premier Portfolio–Institutional Class	1,876,748	136,802,483	(113,032,654)	—	25,646,577	806,116	—
Subtotal	$1,876,748	$221,745,120	$(172,328,715)	$—	$51,293,153	$1,475,080	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income*	Realized Gain (Loss)
Premier Portfolio–Institutional Class	$24,296,094	$476,239,730	$(482,765,129)	$—	$17,770,695	$252,439	$—
Total Investments in Affiliates	$26,172,842	$697,984,850	$(655,093,844)	$—	$69,063,848	$1,727,519	$—

*  Net of compensation to counterparties.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2007, the Fund engaged in securities sales of $1,616,200, which resulted in net realized gains of $646,399.

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended March 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $69,040.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2007, the Fund paid legal fees of $6,569 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM Leisure Fund

NOTE 7—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund participates in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the year ended March 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At March 31, 2007, securities with an aggregate value of $17,032,601 were on loan to brokers. The loans were secured by cash collateral of $17,770,695 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2007, the Fund received dividends on cash collateral investments of $252,439 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$18,873,581	$8,311,680
Long-term capital gain	39,652,248	78,310,974
Total distributions	$58,525,829	$86,622,654

AIM Leisure Fund

Tax Components of Net Assets:

As of March 31, 2007, the components of net assets on a tax basis were as follows:

2007
Undistributed ordinary income	$207,444
Undistributed long-term gain	11,434,084
Net undistributed appreciation–investments	338,044,480
Temporary book/tax differences	(81,216)
Post-October Currency loss deferral	(36,148)
Shares of Beneficial Interest	547,297,307
Total net assets	$896,865,951

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $8,991.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Fund does not have a capital loss carryforward as of March 31, 2007.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2007 was $151,735,517 and $198,614,356, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$342,464,602
Aggregate unrealized (depreciation) of investment securities	(4,429,113)
Net unrealized appreciation of investment securities	$338,035,489

Cost of investments for tax purposes is $591,120,330.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, distributions, reclassifications, foreign currency transactions and partnership investments, on March 31, 2007, undistributed net investment income was increased by $11,230,726, undistributed net realized gain was decreased by $11,225,023 and shares of beneficial interest decreased by $5,703. This reclassification had no effect on the net assets of the Fund.

AIM Leisure Fund

NOTE 12—Share Information

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2007(a)		2006
	Shares	Amount	Shares	Amount
Sold:
Class A	1,494,071	$71,392,926	1,690,157	$76,342,165
Class B	143,163	6,633,511	303,966	13,527,410
Class C	382,210	17,487,929	335,088	14,484,186
Class K(b)	—	—	87,158	3,917,051
Class R(c)	3,823	185,389	469	20,414
Investor Class	1,622,354	76,328,821	1,086,533	48,574,296
Issued as reinvestment of dividends:
Class A	220,134	10,396,906	352,631	14,581,266
Class B	47,490	2,191,237	89,561	3,626,335
Class C	49,428	2,217,356	93,161	3,674,292
Class R(c)	90	4,272	27	1,111
Investor Class	884,063	41,683,592	1,495,835	61,748,054
Conversion of Class K shares to Class A shares:(d)
Class A	—	—	349,033	15,172,483
Class K	—	—	(353,342)	(15,172,483)
Automatic conversion of Class B shares to Class A shares:
Class A	21,604	996,081	14,950	660,308
Class B	(22,151)	(996,081)	(15,261)	(660,308)
Reacquired:
Class A	(1,091,354)	(50,316,481)	(1,265,646)	(55,496,512)
Class B	(192,586)	(8,563,572)	(212,534)	(9,073,997)
Class C	(223,561)	(9,645,049)	(294,933)	(12,407,231)
Class K(b)	—	—	(1,983,958)	(87,294,672)
Class R(c)	(269)	(12,800)	—	—
Investor Class	(2,782,870)	(127,027,359)	(3,970,756)	(175,473,612)
	555,639	$32,956,678	(2,197,861)	$(99,249,444)

(a)  There are two entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 26% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)  Class K shares activity for the period April 1, 2005 through October 21, 2005 (date of conversion).

(c)  Class R shares commenced sales on October 25, 2005.

(d)  Effective as of close of business October 21, 2005, all outstanding shares were converted to class A shares of the Fund.

AIM Leisure Fund

NOTE 13—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending March 31, 2008.

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2007		2006	2005		2004	2003(a)
Net asset value, beginning of period	$43.45		$45.61	$42.83		$30.88	$38.96
Income from investment operations:
Net investment income (loss)(b)	0.15		0.15	(0.05)		(0.14)	(0.17)
Net gains (losses) on securities (both realized and unrealized)	9.20	(c)	2.60	3.15		12.09	(7.91)
Total from investment operations	9.35		2.75	3.10		11.95	(8.08)
Less distributions:
Dividends from net investment income	(1.05)		(0.47)	(0.32)		—	—
Distributions from net realized gains	(2.56)		(4.44)	—		—	—
Total distributions	(3.61)		(4.91)	(0.32)		—	—
Net asset value, end of period	$49.19		$43.45	$45.61		$42.83	$30.88
Total return(d)	21.86	%(c)	6.58%	7.23%		38.70%	(20.74)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$181,748		$132,515	$87,068		$66,510	$27,175
Ratio of expenses to average net assets	1.23	%(e)	1.29%	1.42	%(f)	1.48%	1.42%
Ratio of net investment income (loss) to average net assets	0.33	%(e)	0.34%	(0.11)%		(0.37)%	(0.56)%
Portfolio turnover rate	20%		20%	8%		20%	20%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Net gains (losses) on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp.-Class A on April 24, 2006. Net gains (losses) on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.81 and 20.89%, respectively.

(d)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(e)  Ratios are based on average daily net assets of $143,179,185.

(f)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43%.

AIM Leisure Fund

NOTE 14—Financial Highlights—(continued)

	Class B
	Year ended March 31,
	2007		2006	2005	2004	2003(a)
Net asset value, beginning of period	$42.46		$44.86	$42.22	$30.65	$38.96
Income from investment operations:
Net investment income (loss)(b)	(0.19)		(0.17)	(0.32)	(0.40)	(0.38)
Net gains (losses) on securities (both realized and unrealized)	8.96	(c)	2.54	3.08	11.97	(7.93)
Total from investment operations	8.77		2.37	2.76	11.57	(8.31)
Less distributions:
Dividends from net investment income	(0.72)		(0.33)	(0.12)	—	—
Distributions from net realized gains	(2.56)		(4.44)	—	—	—
Total distributions	(3.28)		(4.77)	(0.12)	—	—
Net asset value, end of period	$47.95		$42.46	$44.86	$42.22	$30.65
Total return(d)	20.95	%(c)	5.81%	6.54%	37.75%	(21.33)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$37,553		$34,272	$28,776	$18,814	$8,268
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.98	%(e)	2.02%	2.07%	2.15%	2.14%
Without fee waivers and/or expense reimbursements	1.98	%(e)	2.02%	2.08%	2.26%	2.23%
Ratio of net investment income (loss) to average net assets	(0.42	)%(e)	(0.39)%	(0.76)%	(1.04)%	(1.29)%
Portfolio turnover rate	20%		20%	8%	20%	20%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Net gains (losses) on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp.-Class A on April 24, 2006. Net gains (losses) on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.57 and 19.97%, respectively.

(d)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(e)  Ratios are annualized and based on average daily net assets of $33,772,902.

	Class C
	Year ended March 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$41.35		$43.82		$41.24		$30.00		$38.29
Income from investment operations:
Net investment income (loss)	(0.19	)(a)	(0.17	)(a)	(0.31	)(a)	(0.46	)(a)	(0.18)
Net gains (losses) on securities (both realized and unrealized)	8.74	(b)	2.47		3.01		11.70		(8.11)
Total from investment operations	8.55		2.30		2.70		11.24		(8.29)
Less distributions:
Dividends from net investment income	(0.72)		(0.33)		(0.12)		—		—
Distributions from net realized gains	(2.56)		(4.44)		—		—		—
Total distributions	(3.28)		(4.77)		(0.12)		—		—
Net asset value, end of period	$46.62		$41.35		$43.82		$41.24		$30.00
Total return(c)	20.98	%(b)	5.78%		6.55%		37.47%		(21.65)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$47,521		$33,549		$29,706		$28,383		$17,768
Ratio of expenses to average net assets	1.98	%(d)	2.02%		2.07	%(e)	2.36%		2.44%
Ratio of net investment income (loss) to average net assets	(0.42	)%(d)	(0.39)%		(0.76)%		(1.25)%		(1.62)%
Portfolio turnover rate	20%		20%		8%		20%		20%

(a)  Calculated using average shares outstanding.

(b)  Net gains (losses) on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp.-Class A on April 24, 2006. Net gains (losses) on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.35 and 19.97%, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $35,050,060.

(e)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.08%.

AIM Leisure Fund

NOTE 14—Financial Highlights—(continued)

	Investor Class
	Year ended March 31,
	2007		2006	2005		2004		2003
Net asset value, beginning of period	$43.37		$45.54	$42.75		$30.83		$38.95
Income from investment operations:
Net investment income (loss)	0.15	(a)	0.16 (a)	(0.00	)(a)	(0.14	)(a)	(0.23)
Net gains (losses) on securities (both realized and unrealized)	9.19	(b)	2.59	3.14		12.06		(7.89)
Total from investment operations	9.34		2.75	3.14		11.92		(8.12)
Less distributions:
Dividends from net investment income	(1.05)		(0.48)	(0.35)		—		—
Distributions from net realized gains	(2.56)		(4.44)	—		—		—
Total distributions	(3.61)		(4.92)	(0.35)		—		—
Net asset value, end of period	$49.10		$43.37	$45.54		$42.75		$30.83
Total return(c)	21.88	%(b)	6.60%	7.35%		38.66%		(20.87)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$629,840		$568,321	$659,978		$702,969		$536,108
Ratio of expenses to average net assets	1.23	%(d)	1.27%	1.32	%(e)	1.49%		1.50%
Ratio of net investment income to average net assets	0.33	%(d)	0.36%	(0.01)%		(0.38)%		(0.69)%
Portfolio turnover rate	20%		20%	8%		20%		20%

(a)  Calculated using average shares outstanding.

(b)  Net gains (losses) on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp.-Class A on April 24, 2006. Net gains (losses) on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.80 and 20.90%, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)  Ratios are based on average daily net assets of $571,698,266.

(e)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.33%.

	Class R
	Year ended March 31, 2007		October 25, 2005 (Date sales commenced) to March 31, 2006
Net asset value, beginning of period	$43.41		$43.91
Income from investment operations:
Net investment income(a)	0.04		0.02
Net gains on securities (both realized and unrealized)	9.19	(b)	4.38
Total from investment operations	9.23		4.40
Less distributions:
Dividends from net investment income	(0.94)		(0.46)
Distributions from net realized gains	(2.56)		(4.44)
Total distributions	(3.50)		(4.90)
Net asset value, end of period	$49.14		$43.41
Total return(c)	21.59	%(b)	10.57%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$203		$22
Ratio of expenses to average net assets	1.48	%(d)	1.52	%(e)
Ratio of net investment income to average net assets	0.08	%(d)	0.11	%(e)
Portfolio turnover rate(f)	20%		20%

(a)  Calculated using average shares outstanding.

(b)  Net gains (losses) on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp.-Class A on April 24, 2006. Net gains (losses) on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.80 and 20.62%, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $63,013.

(e)  Annualized.

(f)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Leisure Fund

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Leisure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Leisure Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 18, 2007
Houston, Texas

AIM Leisure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the fiscal year ended March 31, 2007:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$39,652,248
Qualified Dividend Income*	89.28%
Corporate Dividends Received Deduction*	49.01%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Non-Resident Alien Shareholders

Qualified Short-Term Gains	$6,329,130
Qualified Interest Income**	2.25%

**  The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007 are 24.89%, 24.87%, 23.38% and 24.36%, respectively.

AIM Leisure Fund

Distribution Information

Shareholders were sent a notice from the Fund that set forth an estimate of the source or sources from which the distribution was paid in December of 2006. Subsequently, this estimate has been corrected in part. Listed below is a written statement of the sources of this distribution, as corrected, on a book basis.

	Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
12/15/06
Class A	$0.1391	$3.0088	$0.4601	$3.6080
Class B	$0.0000	$3.0088	$0.2680	$3.2768
Class C	$0.0000	$3.0088	$0.2680	$3.2768
Class R	$0.0766	$3.0088	$0.4125	$3.4979
Investor Class	$0.1391	$3.0088	$0.4601	$3.6080

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2006 calendar year. This information is being provided to comply with certain SEC requirements.

AIM Leisure Fund

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Director, Chief Executive Officer and President, AMVESCAP PLC (parent of AIM and a global investment management firm); Chairman, A I M Advisors, Inc. (registered investment advisor); and Director, Chairman, Chief Executive Officer and President, AVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman and President, AMVESCAP Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Robert H. Graham[2] — 1946 Trustee and Vice Chair	2003	Trustee and Vice Chair of The AIM Family of Funds®.
		Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products; and President and Principal Executive Officer of The AIM Family of Funds®; Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC; and Chairman, AMVESCAP PLC — AIM Division.	None

Philip A. Taylor[3] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer), A I M Advisors, Inc., AIM Funds Management Inc. d/b/a AMVESCAP Enterprise Services (registered investment advisor and registered transfer agent) and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, A I M Capital Management, Inc.; Director and President, A I M Advisors, Inc., INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, A I M Distributors, Inc.; Director and Chairman, AIM Investment Services, Inc., Fund Management Company and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, AVZ Callco Inc. (holding company), AMVESCAP Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Director and Chief Executive Officer, AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Powershares Capital Management LLC
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company (2 portfolios))

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company (7 portfolios)); Annuity and Life Re (Holdings), Ltd. (insurance company); CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner, Dos Angelos Ranch, L.P.
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (registered investment company (7 portfolios))

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche	Director, Mainstay VP Series Funds, Inc. (21 portfolios)

1   Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.

2  Mr. Graham is considered an interested person of the Trust because of his previous positions with AMVESCAP PLC, parent of the advisor to the Trust.

3  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Leisure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc., A I M Advisors, Inc. and A I M Capital Management, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®
		Formerly: Vice President, A I M Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, AMVESCAP PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; Senior Vice President and Chief Compliance Officer of The AIM Family of Funds® and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, AMVESCAP PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, General Counsel, and Vice President Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and General Counsel, Liberty Financial Companies, Inc. and Liberty Funds Group, LLC	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice President, Treasurer and Principal Officer of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management and Senior Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; Director and President, Fund Management Company; President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Chief Cash Management Officer and Managing Director, A I M Capital Management, Inc.; Vice President, A I M Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Patrick J.P. Farmer — 1962 Vice President	2007	Head of North American Retail Investments, Director, Chief Investment Officer and Executive Vice President, AIM Funds Management Inc. d/b/a AIM Trimark Investments; Senior Vice President and Head of Equity Investments, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Director, Trimark Trust	N/A

Stephen M. Johnson — 1961 Vice President	2007	Chief Investment Officer of INVESCO Fixed Income and Vice President, INVESCO Institutional (N.A.), Inc.; Senior Vice President and Fixed Income Chief Investment Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services, Inc., AIM Private Asset Management, Inc., Fund Management Company and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, AIM Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc.; and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Global Head of Product Development, AIG-Global Investment Group, Inc.; Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management; and Chief Compliance Officer, Chief Operating Officer and Deputy General Counsel, American General Investment Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

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If used after July 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $471 billion in assets under management as of March 31, 2007.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

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AIM Technology Fund

Annual Report to Shareholders • March 31, 2007

[COVER GLOBE IMAGE]

SECTOR EQUITY

Sectors

Supplemental Information	2

Letters to Shareholders	3

Performance Summary	5

Management Discussion	5

Fund Expenses	7

Long-term Fund Performance	8

Schedule of Investments	F-1

Financial Statements	F-3

Notes to Financial Statements	F-6

Financial Highlights	F-13

Auditor’s Report	F-17

Tax Information	F-18

Trustees and Officers	F-19

[AIM investment solutions]

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[Domestic	[Fixed
Equity]	Income]

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[Target	[Target	[Diversified
Risk]	Maturity]	Portfolios]

[Graphic]	[Graphic]

[Sector	[International/
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[AIM Investments Logo]
– registered trademark –

AIM Technology Fund

AIM TECHNOLOGY FUND’s investment objective is capital growth.

•  Unless otherwise stated, information presented in this report is as of March 31, 2007, and is based on total net assets.

•  Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•  The prices of and the income generated by securities held by the Fund may decline in response to certain factors, including some directly involving the companies whose securities are owned by the Fund. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

•  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may be more volatile than other mutual funds, and the value of the Fund’s investments may rise and fall more rapidly.

•  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

•  There is no guarantee that the investment techniques and risk analyses used by the Fund’s managers will produce the desired results.

•  Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

•  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•  Many of the products and services offered by information technology-related companies are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.

•  The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased cost, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

•  The Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the Fund will have favorable IPO investment opportunities in the future. Moreover, the prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. For additional information regarding the Fund’s performance, please see the Fund’s prospectus.

About indexes used in this report

•  The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

•  The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index composed of companies involved in the technology industry. The index is rebalanced semiannually.

•  The unmanaged Lipper Science and Technology Funds Index represents an average of the performance of the largest science and technology funds tracked by Lipper Inc., an independent mutual fund performance monitor.

•  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

•  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•  The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

Continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbols

Class A Shares	ITYAX
Class B Shares	ITYBX
Class C Shares	ITHCX
Investor Class Shares	FTCHX

Not FDIC Insured  May lose value  No bank guarantee

AIMinvestments.com

2

AIM Technology Fund

[TAYLOR
PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds —registered trademark—:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Most major stock market indexes, in the U.S. and overseas, performed well for the 12 months ended March 31, 2007, as did major fixed-income indexes.(1) Reasons for their positive performance included continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve Board, among other factors.(2)

As the period covered by this report drew to a close, however, stock market volatility returned. In late February, Asian markets sold off, triggering a global decline. Additional volatility followed in March, partly due to uncertainty about the health of the U.S. housing market and rising concern about the ability of sub-prime borrowers to repay their mortgages. By mid-April, after the close of the period covered by this report, U.S. and foreign markets had largely resumed their upward trend, helped by good economic growth and a rash of corporate buyouts.

At AIM Investments —registered trademark—, we know that market conditions change—often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

•  Domestic, global and international equity funds

•  Taxable and tax-exempt fixed-income funds

•  Allocation portfolios, with risk/return characteristics to match your needs

•       AIM Independence Funds—target-maturity funds that combine retail mutual funds and PowerShares —registered trademark— exchange-traded funds—with risk/return characteristics that change as your target retirement date nears

We believe in the value of working with a trusted financial advisor. Your financial advisor can recommend various AIM funds that, together, can create a portfolio that’s appropriate for your investment goals, time horizon and risk tolerance. Market volatility can be disconcerting—but your financial advisor can help you keep on track with your investment program, making periodic adjustments as market conditions and your changing investment goals warrant.

In conclusion

Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

Of course, you can access your account information, review your Fund’s performance, learn more about your Fund’s investment strategies and obtain general investing information when it’s convenient for you by visiting our Web site, AIMinvestments.com.

All of us at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we’re grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

May 17, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Sources: (1)Lipper Inc.; (2)U.S. Federal Reserve Board

3

AIM Technology Fund

[CROCKETT
PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the money market, equity and fixed-income AIM Funds improved for the one-year period ended December 31, 2006, as compared to the one-year period ended December 31, 2005, and the one-year period ended December 31, 2004.(1)▲

In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds’ performance, attract new assets and reduce costs. The asset class subcommittees of your Board’s Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I’ll report more on these steps once they’re completed.

Another major Board initiative for early 2007 is the revision of the AIM Funds’ proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar, Inc. is a leading provider of independent mutual fund investment research) included a review of AIM’s progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I’m looking forward to a return visit to Morningstar this year to review AIM Funds’ performance and governance ratings.

Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

I’d like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

May 17, 2007

Sources: ▲A I M Management Group Inc. and Lipper Inc.

(1) Past performance is no guarantee of future results. Please visit AIMinvestments.com for the most recent month-end performance for all AIM funds.

4

AIM Technology Fund

Management’s discussion of Fund performance

Performance Summary

The information technology (IT) sector produced positive returns for the year ended March 31, 2007, but was the weakest performing sector of the broad market, as measured by the S&P 500 Index.(1) For this reason, AIM Technology Fund, excluding applicable sales charges, underperformed its broad market index. The Fund also underperformed its style-specific benchmark, the Goldman Sachs Technology Composite Index, mainly due to stock selection and underweight positions in the software and computer and peripherals industries.

Your Fund’s long-term performance appears on pages 8 and 9.

Fund vs. Indexes

Total returns, 3/31/06–3/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	0.14%
Class B Shares	–0.62
Class C Shares	–0.63
Investor Class Shares	0.14
S&P 500 Index(1) (Broad Market Index)	11.82
Goldman Sachs Technology Composite Index(2) (Style-Specific Index)	3.78
Lipper Science and Technology Funds Index(1) (Peer Group Index)	1.16

Sources: (1)Lipper Inc.; (2)A I M Management Group Inc., FactSet Research Systems Inc.

How we invest

We seek attractively valued, well-managed companies in the IT sector with the potential to generate sustainable earnings and free cash flow growth that is not yet anticipated by the market. The Fund is driven by the following investment themes:

•  Increasing penetration of IT in business and consumer products will continue over the long term, yielding the potential for above average growth rates for the sector.

•  Technology will continue to create new market opportunities through continual innovation that periodically creates exceptional growth opportunities for investors in technology.

We use a bottom-up investment approach, focusing on company fundamentals and growth prospects in industries such as hardware, software, semiconductors, telecommunications equipment and services and service-related companies in the IT sector.

In addition, a proprietary quantitative model is used to rank companies based on several factors such as earnings growth, cash flow sustainability, quality of financial metrics and valuation. The model serves both as a source of ideas and as a confirmation tool of our fundamental analysis.

We then apply our valuation analysis, comparing a stock’s current valuation to its historical valuations as well as to the valuations of its competitors.

A majority of the Fund’s assets are invested in core holdings—market-leading technology companies that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are believed to have a strategic advantage over many of their competitors and the ability to provide attractive long-term investment returns.

The remainder of the Fund’s assets are invested in tactical holdings—faster growing, more volatile technology companies we believe to be emerging leaders in their fields. These companies typically have a short-term catalyst that we believe will provide attractive near-term investment returns.

We manage risk through:

•  Diversification within the sector.

•  Allocating the majority of Fund assets to core holdings.

•  Favoring mid- and large-cap stocks, although we may invest in stocks of any market capitalization.

(continued)

Portfolio Composition

By industry
Semiconductors	21.8%
Communications Equipment	12.7
Internet Software & Services	9.9
Application Software	7.7
Systems Software	6.5
Computer Storage & Peripherals	5.9
Computer Hardware	5.7
IT Consulting & Other Services	5.0
Wireless Telecommunication Services	4.6
Data Processing & Outsourced Services	3.6
Semiconductor Equipment	3.3
Seven Other Industries, Each Less Than 3% of Total Net Assets	9.1
Money Market Funds Plus Other Assets Less Liabilities	4.2

Total Net Assets	$964.49 million

Total Number of Holdings*	61

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Top 10 Equity Holdings*

1.	Accenture Ltd.-Class A	3.4%
2.	Adobe Systems Inc.	3.2
3.	Cisco Systems, Inc.	3.1
4.	STMicroelectronics N.V.-New York Shares (Switzerland)	2.7
5.	VeriFone Holdings, Inc.	2.6
6.	Digital River, Inc.	2.6
7.	Amdocs Ltd.	2.5
8.	Google Inc.-Class A	2.5
9.	Apple, Inc.	2.5
10.	Hewlett-Packard Co.	2.2

5

AIM Technology Fund

We may reduce or eliminate exposure to a stock when:

•  A catalyst does not materialize in the case of tactical holdings.

•  A company’s fundamentals change.

•  A company’s earnings are disrupted or disappoint.

•  A company’s management or strategic direction changes.

•  A stock’s valuation becomes excessive relative to similar investment opportunities.

•  We identify a more attractive investment opportunity.

On March 12, 2007, Michelle Espelien Fenton left the firm and Lanny Sachnowitz became the interim lead manager of the Fund. The Technology Team continues to support the Fund.

Market conditions and your Fund

During the fiscal year ended March 31, 2007, we began to see a moderation of economic growth. Gross domestic product (GDP), a measure of economic growth, declined from an annualized rate of 2.5% in the fourth quarter of 2006 to 1.3% in the first quarter of 2007.(1) Additionally, inflation, as measured by the consumer price index, was at an annualized rate of 2.8% for March 2007.(2) Overall, we believed the economic outlook remained positive although growth had slowed to a more subdued level than what we have seen in the past several years.

Against this backdrop, IT was the weakest sector of the broad market.(3) Technology stocks were battered during the second quarter of 2006 amid concerns of a recession and inflation pressures. The IT sector staged a rally at the beginning of the third quarter of 2006 as oil prices declined from record highs and the U.S. Federal Reserve Board (the Fed) kept interest rates unchanged for the first time in more than two years.(4) Then in March of 2007, tech stocks experienced a brisk sell-off due to weak economic data and an investor preference for large-cap value-oriented stocks.

Relative to the Fund’s style-specific index, our stock selection and underweight positions in software and computers and peripherals detracted from performance. On the other hand, our stock selection in wireless telecommunication services and IT services were positive relative contributors.

Stocks that enhanced Fund performance included Freescale Semiconductor and Apple. Freescale, a global leader in the production of embedded semiconductors for cars, mobile phones and networks, was the largest contributor to Fund performance. After its spinoff from Motorola in 2004, Freescale’s management was able to expand its customer base while improving profit margins. In December, a consortium of private equity firms bought the company at a 30% premium to its stock price on September 8, 2006. We sold both Freescale and Motorola during the period.

Apple benefited from a strong product cycle and the ability to command a higher profit margin for its products. We increased our exposure to this stock during the year, and it was one of our top 10 holdings as of March 31, 2007.

Detractors from Fund performance included PMC-Sierra and software developer Red Hat. PMC-Sierra, a global broadband and storage solution provider, lost a chief financial officer who had been particularly adept at cutting costs. As a result of this key management change, we sold the stock.

During the fourth quarter of 2006, Oracle, another Fund holding and a long-time partner and reseller of Red Hat’s Linux operating system, announced it would begin offering its own version of Linux, competing directly with Red Hat. This hurt Red Hat’s competitive position and prompted us to sell the stock.

Changes in the Fund’s holdings during the year were primarily a result of shifting of responsibilities among our management team.

As always, we thank you for your continued investment in AIM Technology Fund.

Sources: (1)Bureau of Economic Analysis; (2)Bureau of Labor Statistics; (3)Lipper Inc.; (4)U.S. Federal Reserve Board

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures on the inside front cover.

[SACHNOWITZ

PHOTO]

Lanny H. Sachnowitz

Senior portfolio manager, is manager of AIM Technology Fund. Mr. Sachnowitz joined AIM in 1987. He earned his B.S. in finance from the University of Southern California and an M.B.A. from the University of Houston.

Assisted by the Technology Team.

On March 12, 2007, Michelle E. Fenton left the management team of AIM Technology Fund.

For a presentation of your Fund’s long-term performance, please see pages 8 and 9.

6

AIM Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
A	$1,000.00	$1,034.10	$7.96	$1,017.10	$7.90	1.57%
B	1,000.00	1,030.40	11.74	1,013.36	11.65	2.32
C	1,000.00	1,030.10	11.74	1,013.36	11.65	2.32
Investor	1,000.00	1,034.40	7.81	1,017.25	7.75	1.54

(1)      The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006, through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

(2)      Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

7

AIM Technology Fund

Your Fund’s long-term performance

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

8

[MOUNTAIN CHART]

Results of a $10,000 Investment

Fund data from 1/19/84, index data from 1/31/84

	AIM Technology Fund
Date	-Investor Class Shares	S&P 500 Index(1)
1/19/84	$10000
1/84	10000	$10000
2/84	9975	9648
3/84	9925	9815
4/84	9787	9908
5/84	9412	9360
6/84	9488	9563
7/84	8563	9444
8/84	9762	10488
9/84	9137	10490
10/84	8913	10531
11/84	8123	10413
12/84	8712	10687
1/85	10091	11520
2/85	10580	11661
3/85	10129	11668
4/85	9590	11658
5/85	9903	12331
6/85	9665	12524
7/85	10141	12506
8/85	10078	12385
9/85	9439	12011
10/85	9515	12566
11/85	10706	13428
12/85	11095	14078
1/86	11358	14157
2/86	11634	15214
3/86	12624	16063
4/86	13025	15883
5/86	13602	16727
6/86	12838	17010
7/86	11685	16059
8/86	12625	17250
9/86	11898	15823
10/86	12986	16736
11/86	13265	17143
12/86	13517	16705
1/87	16032	18955
2/87	17724	19704
3/87	18101	20272
4/87	19220	20092
5/87	19583	20266
6/87	18032	21290
7/87	17823	22369
8/87	18383	23203
9/87	18747	22694
10/87	11880	17807
11/87	10788	16340
12/87	12803	17582
1/88	12216	18321
2/88	13573	19172
3/88	14049	18580
4/88	14693	18786
5/88	14427	18946
6/88	15799	19815
7/88	15058	19739
8/88	14330	19070
9/88	14527	19882
10/88	14149	20435
11/88	13869	20143
12/88	14625	20494
1/89	15227	21994
2/89	15031	21447
3/89	15395	21947
4/89	16137	23085
5/89	17355	24016
6/89	15829	23881
7/89	17159	26035
8/89	18041	26542
9/89	18447	26434
10/89	17720	25821
11/89	18154	26345
12/89	17762	26977
1/90	17105	25167
2/90	18574	25491
3/90	19639	26166
4/90	19778	25514
5/90	22620	27996
6/90	22901	27808
7/90	21362	27719
8/90	18450	25216
9/90	16365	23991
10/90	16254	23890
11/90	18214	25431
12/90	19293	26139
1/91	22190	27274
2/91	23520	29222
3/91	25998	29929
4/91	25200	30000
5/91	26279	31290
6/91	23940	29858
7/91	26669	31248
8/91	28867	31986
9/91	29568	31451
10/91	31481	31873
11/91	30090	30592
12/91	34125	34085
1/92	36230	33450
2/92	37415	33883
3/92	34631	33225
4/92	32180	34200
5/92	33135	34367
6/92	31220	33856
7/92	32369	35238
8/92	31136	34518
9/92	32805	34924
10/92	35134	35043
11/92	38907	36233
12/92	40541	36678
1/93	40160	36984
2/93	36787	37488
3/93	37846	38279
4/93	36942	37353
5/93	41201	38350
6/93	41860	38462
7/93	42032	38307
8/93	45268	39757
9/93	46853	39453
10/93	46942	40268
11/93	44923	39884
12/93	46635	40366
1/94	47740	41738
2/94	47821	40605
3/94	44598	38838
4/94	45369	39336
5/94	44993	39979
6/94	42739	39001
7/94	43410	40280
8/94	46791	41928
9/94	47287	40904
10/94	49302	41821
11/94	47660	40300
12/94	49090	40897
1/95	49006	41957
2/95	51966	43590
3/95	53702	44874
4/95	56274	46195
5/95	56787	48038
6/95	61750	49152
7/95	66566	50781
8/95	67179	50908
9/95	69120	53055
10/95	70101	52866
11/95	72268	55184

Source: (1)Lipper Inc.

11

[MOUNTAIN CHART]

12/95	71574	56247
1/96	71767	58159
2/96	75004	58700
3/96	73504	59265
4/96	80148	60138
5/96	83258	61686
6/96	77963	61922
7/96	74361	59187
8/96	80273	60438
9/96	86157	63836
10/96	84106	65596
11/96	88968	70550
12/96	87135	69153
1/97	91945	73471
2/97	85334	74047
3/97	80862	71011
4/97	85698	75246
5/97	92108	79847
6/97	94752	83396
7/97	104511	90030
8/97	104793	84990
9/97	108838	89642
10/97	101514	86652
11/97	99422	90660
12/97	94839	92216
1/98	93255	93235
2/98	100165	99955
3/98	106085	105070
4/98	109045	106146
5/98	103331	104324
6/98	109748	108558
7/98	107981	107411
8/98	88901	91893
9/98	98600	97784
10/98	98984	105726
11/98	108012	112131
12/98	123392	118588
1/99	136793	123546
2/99	123428	119706
3/99	141696	124495
4/99	144969	129316
5/99	144055	126265
6/99	164756	133254
7/99	162104	129111
8/99	175931	128472
9/99	181227	124954
10/99	205130	132858
11/99	240618	135558
12/99	302216	143531
1/00	301038	136321
2/00	407394	133743
3/00	381280	146819
4/00	337776	142403
5/00	297952	139484
6/00	349021	142919
7/00	338062	140687
8/00	395735	149420
9/00	366570	141534
10/00	330096	140933
11/00	234368	129831
12/00	233431	130468
1/01	252292	135094
2/01	175393	122783
3/01	139034	115009
4/01	174307	123940
5/01	161844	124771
6/01	158332	121735
7/01	145127	120537
8/01	123808	112998
9/01	92720	103874
10/01	108770	105856
11/01	127870	113974
12/01	127205	114973
1/02	126467	113296
2/02	107130	111111
3/02	118765	115290
4/02	103064	108303
5/02	97045	107508
6/02	83614	99853
7/02	73145	92071
8/02	70373	92674
9/02	58501	82612
10/02	67598	89876
11/02	77907	95160
12/02	67125	89573
1/03	66541	87231
2/03	67206	85920
3/03	65996	86752
4/03	71969	93894
5/03	79778	98837
6/03	79076	100099
7/03	82555	101865
8/03	89118	103848
9/03	85723	102748
10/03	95169	108558
11/03	96892	109512
12/03	96107	115251
1/04	99894	117366
2/04	98175	118997
3/04	95633	117202
4/04	89503	115364
5/04	94032	116944
6/04	95433	119217
7/04	85517	115272
8/04	82002	115734
9/04	85832	116988
10/04	91454	118775
11/04	96612	123579
12/04	99346	127783
1/05	93683	124669
2/05	94273	127291
3/05	91266	125039
4/05	87241	122669
5/05	94779	126568
6/05	92940	126750
7/05	97550	131461
8/05	96458	130263
9/05	97548	131317
10/05	95636	129127
11/05	101728	134006
12/05	101138	134054
1/06	107540	137603
2/06	106410	137976
3/06	110082	139693
4/06	111568	141567
5/06	102040	137498
6/06	100672	137680
7/06	95790	138529
8/06	101221	141820
9/06	106566	145472
10/06	108473	150210
11/06	112335	153062
12/06	111245	155209
1/07	111835	157554
2/07	110817	154482
3/07	110185	156206

12

Average Annual Total Returns

As of 3/31/07, including applicable sales charges

Class A Shares
Inception (3/28/02)	–2.40%
5 Years	–2.41
1 Year	–5.38

Class B Shares
Inception (3/28/02)	–2.24%
5 Years	–2.44
1 Year	–5.59

Class C Shares
Inception (2/14/00)	–15.87%
5 Years	–2.13
1 Year	–1.63

Investor Class Shares
Inception (1/19/84)	10.90%
10 Years	3.15
5 Years	–1.48
1 Year	0.14

Cumulative Total Returns

Six months ended 3/31/07, excluding applicable sales charges

Class A Shares	3.41%
Class B Shares	3.04
Class C Shares	3.01
Investor Class Shares	3.44

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.55, 2.30%, 2.30% and 1.55%, respectively.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.61%, 2.36%, 2.36% and 1.61%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past for the Fund’s Class A, Class B and Class C shares, performance would have been lower.

(1) The investment advisor has contractually agreed to waive fees and/or reimburse expenses to limit certain fund expenses through at least June 30, 2007. See the current prospectus for more information.

Continued from inside front cover

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

9

Supplement to Annual Report dated 3/31/07

AIM Technology Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns

For periods ended 3/31/07

Inception (12/21/98)	–0.25%
5 Years	–0.64
1 Year	0.84
6 Months*	3.78

*Cumulative total return that has not been annualized

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

NASDAQ Symbol	FTPIX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[AIM Investments Logo]
– registered trademark –

AIMinvestments.com	I-TEC-INS-1	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total return after expenses for the six months ended March 31, 2007, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
Institutional	$1,000.00	$1,037.80	$4.37	$1,020.64	4.33	0.86%

(1) The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006 through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total return after expenses for the six months ended March 31, 2007, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

AIMinvestments.com	I-TEC-INS-1	A I M Distributors, Inc.

AIM Technology Fund

Schedule of Investments

March 31, 2007

	Shares	Value
Domestic Common Stocks & Other Equity Interests–82.20%
Application Software–7.73%
Adobe Systems Inc.(a)	736,992	$30,732,566
Amdocs Ltd.(a)	662,214	24,157,567
Autodesk, Inc.(a)	255,335	9,600,596
Intuit Inc.(a)	366,224	10,019,889
		74,510,618
Communications Equipment–9.09%
Cisco Systems, Inc.(a)	1,182,767	30,196,042
F5 Networks, Inc.(a)	270,152	18,013,735
Harris Corp.	202,000	10,291,900
OpNext, Inc.(a)	497,984	7,365,183
Polycom, Inc.(a)	363,950	12,130,453
QUALCOMM Inc.	226,683	9,670,297
		87,667,610
Computer Hardware–5.74%
Apple, Inc.(a)	259,785	24,136,624
Hewlett-Packard Co.	536,647	21,541,011
NCR Corp.(a)	201,830	9,641,419
		55,319,054
Computer Storage & Peripherals–5.85%
EMC Corp.(a)	1,521,621	21,074,451
Network Appliance, Inc.(a)	531,953	19,426,924
Seagate Technology	685,481	15,971,707
		56,473,082
Data Processing & Outsourced Services–3.60%
Alliance Data Systems Corp.(a)	158,979	9,796,286
VeriFone Holdings, Inc.(a)	679,553	24,959,982
		34,756,268
Electronic Equipment Manufacturers–2.24%
Amphenol Corp.–Class A	175,524	11,333,584
Itron, Inc.(a)	158,419	10,303,572
		21,637,156
Home Entertainment Software–1.62%
Activision, Inc.(a)	824,210	15,610,537
Internet Retail–0.73%
IAC/InterActiveCorp(a)	187,357	7,065,232

	Shares	Value
Internet Software & Services–9.90%
Akamai Technologies, Inc.(a)	211,154	$10,540,808
Digital River, Inc.(a)	448,205	24,763,326
eBay Inc.(a)	438,850	14,547,878
Google Inc.–Class A(a)	52,692	24,141,367
Yahoo! Inc.(a)	686,267	21,473,294
		95,466,673
IT Consulting & Other Services–5.02%
Accenture Ltd.–Class A	842,575	32,472,840
Cognizant Technology Solutions Corp.–Class A(a)	181,036	15,980,048
		48,452,888
Other Diversified Financial Services–1.27%
BlueStream Ventures L.P. (Aquired 08/03/00–11/28/06; Cost $23,866,660)(a)(b)(c)(d)(e)(f)	—	12,207,471
Semiconductor Equipment–3.29%
FormFactor Inc.(a)	209,884	9,392,309
KLA–Tencor Corp.	237,168	12,645,798
MEMC Electronic Materials, Inc.(a)	159,376	9,654,998
		31,693,105
Semiconductors–16.58%
Broadcom Corp.–Class A(a)	601,252	19,282,152
Integrated Device Technology, Inc.(a)	1,223,892	18,872,415
Intersil Corp.–Class A	790,715	20,946,040
Marvell Technology Group Ltd.(a)	825,853	13,882,589
National Semiconductor Corp.	794,079	19,169,067
Netlogic Microsystems Inc.(a)(g)	331,729	8,830,626
ON Semiconductor Corp.(a)	1,258,250	11,223,590
SiRF Technology Holdings, Inc.(a)	392,763	10,903,101
Texas Instruments Inc.	651,271	19,603,257
Xilinx, Inc.	668,291	17,195,127
		159,907,964
Systems Software–6.46%
McAfee Inc.(a)	356,265	10,360,186
Microsoft Corp.	691,797	19,280,382
Oracle Corp.(a)	772,980	14,014,128
Sybase, Inc.(a)	738,428	18,667,460
		62,322,156
Technology Distributors–0.98%
Avnet, Inc.(a)	260,933	9,430,119

F-1

AIM Technology Fund

	Shares	Value
Wireless Telecommunication Services–2.10%
American Tower Corp.–Class A(a)	353,320	$13,761,814
Clearwire Corp.–Class A(a)(g)	319,678	6,543,809
		20,305,623
Total Domestic Common Stocks & Other Equity Interests (Cost $657,128,662)		792,825,556
Foreign Common Stocks & Other Equity Interests–13.63%
Canada–1.12%
Research In Motion Ltd. (Communications Equipment)(a)	79,195	10,809,326
Finland–1.42%
Nokia Oyj–ADR (Communications Equipment)	596,809	13,678,862
Hong Kong–1.00%
China Mobile Ltd. (Wireless Telecommunication Services)	214,657	9,627,367
Japan–1.12%
Nintendo Co., Ltd. (Home Entertainment Software)(g)	37,100	10,783,053
Mexico–1.49%
America Movil S.A. de C.V.–Series L–ADR (Wireless Telecommunication Services)	301,737	14,420,011
Sweden–1.07%
Telefonaktiebolaget LM Ericsson–ADR (Communications Equipment)	277,369	10,287,616
Switzerland–2.74%
STMicroelectronics N.V.-New York Shares (Semiconductors)	1,378,533	26,467,834
Taiwan–3.67%
Hon Hai Precision Industry Co., Ltd. (Electronic Manufacturing Services)(h)	1,779,342	11,925,406

	Shares	Value
Taiwan–(continued)
Siliconware Precision Industries Co.–ADR (Semiconductors)(g)	1,043,457	$10,236,313
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Semiconductors)	1,227,635	13,197,076
		35,358,795
Total Foreign Common Stocks & Other Equity Interests (Cost $106,150,054)		131,432,864
Preferred Stocks–0.00%
Biotechnology–0.00%
Ingenex, Inc.–Series B, Pfd (Acquired 09/27/94; Cost $178,316).(a)(c)(d)(f)	30,627	0
Money Market Funds–2.55%
Liquid Assets Portfolio–Institutional Class(i)	12,325,340	12,325,340
Premier Portfolio–Institutional Class(i)	12,325,340	12,325,340
Total Money Market Funds (Cost $24,650,680)		24,650,680
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities loaned)–98.38% (Cost $788,107,712)		948,909,100
Investments Purchased with Cash Collateral from Securities Loaned
Money Market Funds–2.01%
Premier Portfolio–Institutional Class(i)(j)	19,349,479	19,349,479
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $19,349,479)		19,349,479
TOTAL INVESTMENTS–100.39% (Cost $807,457,191)		968,258,579
OTHER ASSETS LESS LIABILITIES–(0.39)%		(3,767,351)
NET ASSETS–100.00%		$964,491,228

Investment Abbreviations:

ADR	–	American Depositary Receipt

Pfd.	–	Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  The Fund has a remaining commitment of $2,764,719 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.

(c)  Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at March 31, 2007 was $12,207,471, which represented 1.27% of the Fund's Net Assets. See Note 1A.

(d)  Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at March 31, 2007 was $12,207,471, which represented 1.27% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.

(e)  The Fund has a 10.29% ownership of BlueStream Ventures L.P. ("BlueStream") and BlueStream may be considered an affiliated company. The value of this security as of March 31, 2007 represented 1.27% of the Fund's Net Assets. See Note 3.

(f)  Security is considered venture capital.

(g)  All or a portion of this security was out on loan at March 31, 2007.

(h)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at March 31, 2007 represented 1.24% of the Fund's Net Assets. See Note 1A.

(i)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(j)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-2

AIM Technology Fund

Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost $739,590,372)*	$912,050,949
Investments in affiliates, at value (cost $67,866,819)	56,207,630
Total investments (cost $807,457,191)	968,258,579
Foreign currencies, at value (cost $571,180)	572,166
Receivables for:
Investments sold	31,254,915
Fund shares sold	169,077
Dividends	352,966
Investment for trustee deferred compensation and retirement plans	403,013
Other assets	39,958
Total assets	1,001,050,674
Liabilities:
Payables for:
Investments purchased	12,227,128
Fund shares reacquired	3,103,359
Trustee deferred compensation and retirement plans	511,003
Collateral upon return of securities loaned	19,349,479
Fund expenses advanced	84,644
Accrued distribution fees	247,621
Accrued trustees' and officer's fees and benefits	6,906
Accrued transfer agent fees	745,182
Accrued operating expenses	284,124
Total liabilities	36,559,446
Net assets applicable to shares outstanding	$964,491,228
Net assets consist of:
Shares of beneficial interest	$1,212,405,187
Undistributed net investment income (loss)	(289,091)
Undistributed net realized gain (loss)	(408,427,983)
Unrealized appreciation	160,803,115
$964,491,228

Net Assets:
Class A	$284,962,072
Class B	$62,354,874
Class C	$21,385,815
Investor Class	$595,776,025
Institutional Class	$12,442
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	10,002,292
Class B	2,274,190
Class C	801,237
Investor Class	21,104,597
Institutional Class	415.46
Class A:
Net asset value per share	$28.49
Offering price per share (Net asset value of $28.49 ÷ 94.50%)	$30.15
Class B:
Net asset value and offering price per share	$27.42
Class C:
Net asset value and offering price per share	$26.69
Investor Class:
Net asset value and offering price per share	$28.23
Institutional Class:
Net asset value and offering price per share	$29.95

*  At March 31, 2007, securities with an aggregate value of $18,736,238 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-3

AIM Technology Fund

Statement of Operations

For the year ended March 31, 20007

Investment income:
Dividends (net of foreign withholding taxes of $233,962)	$4,095,828
Dividends from affiliates (includes securities lending income of $205,245)	1,049,865
Total investment income	5,145,693
Expenses:
Advisory fees	6,840,645
Administrative services fees	282,154
Custodian fees	153,741
Distribution fees:
Class A	741,595
Class B	699,188
Class C	230,449
Investor Class	1,442,639
Transfer agent fees — A, B, C and Investor	5,937,269
Transfer agent fees — Institutional	12
Trustees' and officer's fees and benefits	48,445
Other	697,789
Total expenses	17,073,926
Less: Fees waived, expenses reimbursed and expense offset arrangements	(276,236)
Net expenses	16,797,690
Net investment income (loss)	(11,651,997)
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $1,004,234)	176,486,165
Foreign currencies	60,689
Option contracts written	575,867
177,122,721
Change in net unrealized appreciation (depreciation) of:
Investment securities	(172,733,421)
Foreign currencies	(27,277)
Option contracts written	525,472
(172,235,226)
Net realized and unrealized gain	4,887,495
Net increase (decrease) in net assets resulting from operations	$(6,764,502)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-4

AIM Technology Fund

Statement of Changes In Net Assets

For the years ended March 31, 2007 and 2006

	2007	2006
Operations:
Net investment income (loss)	$(11,651,997)	$(14,517,699)
Net realized gain	177,122,721	187,735,566
Change in net unrealized appreciation (depreciation)	(172,235,226)	60,616,920
Net increase (decrease) in net assets resulting from operations	(6,764,502)	233,834,787
Share transactions-net:
Class A	(43,622,547)	(45,689,980)
Class B	(17,810,701)	(21,848,741)
Class C	(4,804,594)	(5,334,370)
Class K	—	(13,237,491)
Investor Class	(183,208,507)	(262,478,863)
Institutional Class	—	(954)
Net increase (decrease) in net assets resulting from share transactions	(249,446,349)	(348,590,399)
Net increase (decrease) in net assets	(256,210,851)	(114,755,612)
Net assets:
Beginning of year	1,220,702,079	1,335,457,691
End of year (including undistributed net investment income (loss) of $(289,091) and $(426,140), respectively)	$964,491,228	$1,220,702,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-5

AIM Technology Fund

Notes to Financial Statements

March 31, 2007

NOTE 1—Significant Accounting Policies

AIM Technology Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income

F-6

AIM Technology Fund

reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K.  Covered Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase

F-7

AIM Technology Fund

transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

L.  Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.  Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.55% and 1.30% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may have benefited from a one time credit used to offset custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended March 31, 2007, AIM waived advisory fees of $4,848 and reimbursed $131,196 of class level expenses of Class A, Class B, Class C and Investor Class shares in proportion to the net assets of such classes.

At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2007, AMVESCAP reimbursed expenses of the Fund in the amount of $8,680.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

F-8

AIM Technology Fund

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2007, ADI advised the Fund that it retained $36,582 in front-end sales commissions from the sale of Class A shares and $183, $61,021 and $3,605 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2007.

Investments of Daily Available Cash Balances:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio–Institutional Class	$—	$191,100,318	$(178,774,978)	$—	$12,325,340	$312,714	$—
Premier Portfolio–Institutional Class	14,449,995	311,753,287	(313,877,942)	—	12,325,340	531,906	—
Subtotal	$14,449,995	$502,853,605	$(492,652,920)	$—	$24,650,680	$844,620	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income*	Realized Gain (Loss)
Premier Portfolio–Institutional Class	$27,614,426	$532,252,766	$(540,517,713)	$—	$19,349,479	$205,245	$—

*  Net of compensation to counterparties.

Investments in Other Affiliates:

The following is a summary of the transactions with BlueStream Ventures L.P. which may be considered an affiliated company for the year ended March 31, 2007.

	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income	Realized Gain (Loss)
BlueStream Ventures L.P.	$10,135,080	$2,488,246	$—	$(415,855)	$12,207,471	$—	$—
Total Investments in Affiliates	$52,199,501	$1,037,594,617	$(1,033,170,633)	$(415,855)	$56,207,630	$1,049,865	$—

F-9

AIM Technology Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2007, the Fund engaged in securities sales of $11,022,026, which resulted in net realized gains of $1,004,234, and securities purchases of $4,641,775.

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended March 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $131,512.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2007, the Fund paid legal fees of $7,804 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund participates in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the year ended March 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

F-10

AIM Technology Fund

At March 31, 2007, securities with an aggregate value of $18,736,238 were on loan to brokers. The loans were secured by cash collateral of $19,349,479 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2007, the Fund received dividends on cash collateral investments of $205,245 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9—Option Contracts Written

Transactions During the Period

	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	10,001	$692,110
Written	2,449	495,620
Exercised	(8,540)	(611,863)
Expired	(3,910)	(575,867)
End of period	—	$—

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term gain distributions paid during the years ended March 31, 2007 and 2006.

Tax Components of Net Assets:

As of March 31, 2007, the components of net assets on a tax basis were as follows:

2007
Net unrealized appreciation–investments	$161,622,703
Temporary book/tax differences	(289,091)
Capital loss carryover	(409,247,571)
Shares of beneficial interest	1,212,405,187
Total net assets	$964,491,228

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales, the deferral of losses on certain straddles and the treatment of partnerships. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,727.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2007 to utilizing $169,471,288 of capital loss carryforward in the fiscal year ended March 31, 2008.

The Fund utilized $173,243,434 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2007 which expires as follows:

Expiration	Capital Loss Carryforward*
March 31, 2010	$41,337,458
March 31, 2011	367,910,113
Total capital loss carryforward	$409,247,571

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunicaions Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

F-11

AIM Technology Fund

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2007 was $1,200,028,389 and $1,477,851,415, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$174,127,889
Aggregate unrealized (depreciation) of investment securities	(12,506,913)
Net unrealized appreciation of investment securities	$161,620,976

Cost of investments for tax purposes is $806,637,603.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, realized gains on securities acquired in a reorganization, partnership transactions and net operating losses, on March 31, 2007, undistributed net investment income (loss) was increased by $11,789,046, undistributed net realized gain (loss) was increased by $21,437,954 and shares of beneficial interest decreased by $33,227,000. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Share Information

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Investor Class and Institutional Class. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2007(a)		2006
	Shares	Amount	Shares	Amount
Sold:
Class A	1,354,442	$37,510,293	1,129,976	$28,845,975
Class B	250,179	6,672,005	260,920	6,473,754
Class C	153,427	4,000,097	354,767	8,680,425
Class K(b)	—	—	100,778	2,391,807
Investor Class	2,346,828	63,243,071	3,764,263	94,459,210
Institutional Class	—	—	—	—
Conversion of Class K shares to Class A shares:(c)
Class A	—	—	501,679	12,225,909
Class K	—	—	(513,478)	(12,225,909)
Automatic conversion of Class B shares to Class A shares:
Class A	105,694	2,903,343	159,811	4,010,453
Class B	(109,412)	(2,903,343)	(164,166)	(4,010,453)
Reacquired:
Class A	(3,036,198)	(84,036,183)	(3,554,908)	(90,772,317)
Class B	(809,943)	(21,579,363)	(983,065)	(24,312,042)
Class C	(339,138)	(8,804,691)	(572,477)	(14,014,795)
Class K(b)	—	—	(142,541)	(3,403,389)
Investor Class	(9,040,054)	(246,451,578)	(14,168,269)	(356,938,073)
Institutional Class	—	—	(38)	(954)
	(9,124,175)	$(249,446,349)	(13,826,748)	$(348,590,399)

(a)  There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 12% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)  Class K shares activity for the period April 1, 2005 through October 21, 2005 (date of conversion).

(c)  Effective as of close of business October 21, 2005, all outstanding Class K shares were converted to Class A shares of the Fund.

F-12

AIM Technology Fund

NOTE 14—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending March 31, 2008.

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2007		2006	2005	2004	2003(a)
Net asset value, beginning of period	$28.45		$23.59	$24.71	$16.98	$30.41
Income from investment operations:
Net investment income (loss)(b)	(0.30)		(0.28)	(0.19)	(0.33)	(0.20	)(c)
Net gains (losses) on securities (both realized and unrealized)	0.34		5.14	(0.93)	8.06	(13.23)
Total from investment operations	0.04		4.86	(1.12)	7.73	(13.43)
Net asset value, end of period	$28.49		$28.45	$23.59	$24.71	$16.98
Total return(d)	0.14%		20.60%	(4.53)%	45.52%	(44.16)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$284,962		$329,461	$314,755	$410,407	$4,460
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.56	%(e)	1.57%	1.50%	1.50%	1.47%
Without fee waivers and/or expense reimbursements	1.57	%(e)	1.63%	1.68%	1.93%	1.51%
Ratio of net investment income (loss) to average net assets	(1.07	)%(e)	(1.09)%	(0.80)%	(1.31)%	(1.12)%
Portfolio turnover rate	126%		107%	92%	141%	107%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.20) for the year ended March 31, 2003.

(d)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(e)  Ratios are based on average daily net assets of $296,638,077.

F-13

AIM Technology Fund

NOTE 15—Financial Highlights—(continued)

	Class B
	Year ended March 31,
	2007		2006	2005	2004	2003(a)
Net asset value, beginning of period	$27.59		$23.04	$24.29	$16.84	$30.41
Income from investment operations:
Net investment income (loss)(b)	(0.48)		(0.45)	(0.34)	(0.48)	(0.27	)(c)
Net gains (losses) on securities (both realized and unrealized)	0.31		5.00	(0.91)	7.93	(13.30)
Total from investment operations	(0.17)		4.55	(1.25)	7.45	(13.57)
Net asset value, end of period	$27.42		$27.59	$23.04	$24.29	$16.84
Total return(d)	(0.62)%		19.75%	(5.15)%	44.24%	(44.62)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$62,355		$81,212	$88,240	$125,597	$532
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.31	%(e)	2.30%	2.15%	2.15%	2.15%
Without fee waivers and/or expense reimbursements	2.32	%(e)	2.36%	2.33%	3.16%	2.74%
Ratio of net investment income (loss) to average net assets	(1.82	)%(e)	(1.82)%	(1.45)%	(1.96)%	(1.71)%
Portfolio turnover rate	126%		107%	92%	141%	107%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27) for the year ended March 31, 2003.

(d)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(e)  Ratios are based on average daily net assets of $69,918,833.

	Class C
	Year ended March 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$26.86		$22.43		$23.64		$16.39		$29.73
Income from investment operations:
Net investment income (loss)	(0.47	)(a)	(0.44	)(a)	(0.33	)(a)	(0.45	)(a)	(0.62	)(b)
Net gains (losses) on securities (both realized and unrealized)	0.30		4.87		(0.88)		7.70		(12.72)
Total from investment operations	(0.17)		4.43		(1.21)		7.25		(13.34)
Net asset value, end of period	$26.69		$26.86		$22.43		$23.64		$16.39
Total return(c)	(0.63)%		19.75%		(5.12)%		44.23%		(44.87)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$21,386		$26,507		$27,016		$37,191		$5,759
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.31	%(d)	2.30%		2.15%		2.15%		2.69%
Without fee waivers and/or expense reimbursements	2.32	%(d)	2.36%		2.33%		3.20%		3.95%
Ratio of net investment income (loss) to average net assets	(1.82	)%(d)	(1.82)%		(1.45)%		(1.96)%		(2.39)%
Portfolio turnover rate	126%		107%		92%		141%		107%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.84) for the year ended March 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $23,044,848.

F-14

AIM Technology Fund

NOTE 15—Financial Highlights—(continued)

	Investor Class
	Year ended March 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$28.19		$23.37		$24.49		$16.90		$30.41
Income from investment operations:
Net investment income (loss)	(0.28	)(a)	(0.27	)(a)	(0.20	)(a)	(0.35	)(a)	(0.14	)(b)
Net gains (losses) on securities (both realized and unrealized)	0.32		5.09		(0.92)		7.94		(13.37)
Total from investment operations	0.04		4.82		(1.12)		7.59		(13.51)
Net asset value, end of period	$28.23		$28.19		$23.37		$24.49		$16.90
Total return(c)	0.14%		20.63%		(4.57)%		44.91%		(44.43)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$595,776		$783,509		$892,630		$1,347,335		$853,530
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.53	%(d)	1.57%		1.56%		1.72%		1.77%
Without fee waivers and/or expense reimbursements	1.54	%(d)	1.61%		1.58%		1.75%		1.77%
Ratio of net investment income (loss) to average net assets	(1.04	)%(d)	(1.09)%		(0.86)%		(1.53)%		(1.46)%
Portfolio turnover rate	126%		107%		92%		141%		107%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.29) for the year ended March 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)  Ratios are based on average daily net assets of $663,230,782.

	Institutional Class
	Year ended March 31,
	2007		2006	2005		2004	2003
Net asset value, beginning of period	$29.70		$24.44	$25.35		$17.34	$30.93
Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.09)	(0.02)		(0.16)	(0.12	)(b)
Net gains (losses) on securities (both realized and unrealized)	0.36		5.35	(0.89)		8.17	(13.47)
Total from investment operations	0.25		5.26	(0.91)		8.01	(13.59)
Net asset value, end of period	$29.95		$29.70	$24.44		$25.35	$17.34
Total return(c)	0.84%		21.52%	(3.59)%		46.19%	(43.94)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$12		$12	$11		$1,309,623	$707,040
Ratio of expenses to average net assets	0.86	%(d)	0.81%	0.79	%(e)	0.86%	0.90%
Ratio of net investment income (loss) to average net assets	(0.37	)%(d)	(0.33)%	(0.09)%		(0.67)%	(0.59)%
Portfolio turnover rate	126%		107%	92%		141%	107%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) for the year ended March 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)  Ratios are based on average daily net assets of $11,993.

(e)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81% for the year ended March 31, 2005.

F-15

AIM Technology Fund

NOTE 16—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

F-16

AIM Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Technology Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 18, 2007
Houston, Texas

F-17

AIM Technology Fund

Tax Information

Tax Information for Non-Resident Alien Shareholders

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, are 19.91%, 20.90%, 19.62% and 15.98%, respectively.

F-18

AIM Technology Fund

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Director, Chief Executive Officer and President, AMVESCAP PLC (parent of AIM and a global investment management firm); Chairman, A I M Advisors, Inc. (registered investment advisor); and Director, Chairman, Chief Executive Officer and President, AVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman and President, AMVESCAP Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Robert H. Graham[2] — 1946 Trustee and Vice Chair	2003	Trustee and Vice Chair of The AIM Family of Funds®.
		Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products; and President and Principal Executive Officer of The AIM Family of Funds®; Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC; and Chairman, AMVESCAP PLC — AIM Division.	None

Philip A. Taylor[3] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer), A I M Advisors, Inc., AIM Funds Management Inc. d/b/a AMVESCAP Enterprise Services (registered investment advisor and registered transfer agent) and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, A I M Capital Management, Inc.; Director and President, A I M Advisors, Inc., INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, A I M Distributors, Inc.; Director and Chairman, AIM Investment Services, Inc., Fund Management Company and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, AVZ Callco Inc. (holding company), AMVESCAP Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Director and Chief Executive Officer, AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Powershares Capital Management LLC
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company (2 portfolios))

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company (7 portfolios)); Annuity and Life Re (Holdings), Ltd. (insurance company); CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner, Dos Angelos Ranch, L.P.
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (registered investment company (7 portfolios))

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche	Director, Mainstay VP Series Funds, Inc. (21 portfolios)

1   Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.

2  Mr. Graham is considered an interested person of the Trust because of his previous positions with AMVESCAP PLC, parent of the advisor to the Trust.

3  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

F-19

AIM Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc., A I M Advisors, Inc. and A I M Capital Management, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®
		Formerly: Vice President, A I M Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, AMVESCAP PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; Senior Vice President and Chief Compliance Officer of The AIM Family of Funds® and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, AMVESCAP PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, General Counsel, and Vice President Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and General Counsel, Liberty Financial Companies, Inc. and Liberty Funds Group, LLC	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice President, Treasurer and Principal Officer of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management and Senior Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; Director and President, Fund Management Company; President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Chief Cash Management Officer and Managing Director, A I M Capital Management, Inc.; Vice President, A I M Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Patrick J.P. Farmer — 1962 Vice President	2007	Head of North American Retail Investments, Director, Chief Investment Officer and Executive Vice President, AIM Funds Management Inc. d/b/a AIM Trimark Investments; Senior Vice President and Head of Equity Investments, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Director, Trimark Trust	N/A

Stephen M. Johnson — 1961 Vice President	2007	Chief Investment Officer of INVESCO Fixed Income and Vice President, INVESCO Institutional (N.A.), Inc.; Senior Vice President and Fixed Income Chief Investment Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services, Inc., AIM Private Asset Management, Inc., Fund Management Company and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, AIM Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc.; and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Global Head of Product Development, AIG-Global Investment Group, Inc.; Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management; and Chief Compliance Officer, Chief Operating Officer and Deputy General Counsel, American General Investment Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

F-20

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Register for eDelivery to:

•  save your Fund the cost of printing and postage.

•  reduce the amount of paper you receive.

•  gain access to your documents faster by not waiting for the mail.

•  view your documents online anytime at your convenience.

•  save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after July 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $471 billion in assets under management as of March 31, 2007.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

AIMinvestments.com	I-TEC-AR-1	A I M Distributors, Inc.

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– registered trademark –

AIM Utilities Fund

Annual Report to Shareholders • March 31, 2007

[COVER GLOBE IMAGE]

SECTOR EQUITY

Sectors

Supplemental Information	2

Letters to Shareholders	3

Performance Summary	5

Management Discussion	5

Fund Expenses	7

Long-term Fund Performance	8

Schedule of Investments	F-1

Financial Statements	F-2

Notes to Financial Statements	F-5

Financial Highlights	F-12

Auditor’s Report	F-16

Tax Information	F-17

Trustees and Officers	F-18

[AIM investment solutions]

	[Graphic]		[Graphic]

	[Domestic		[Fixed
	Equity]		Income]

[Graphic]		[Graphic]		[Graphic]

[Target		[Target		[Diversified
Risk]		Maturity]		Portfolios]

	[Graphic]		[Graphic]

	[Sector		[International/
	Equity]		Global Equity]

[AIM Investments Logo]
– registered trademark –

AIM Utilities Fund

AIM UTILITIES FUND’s investment objectives are capital growth and income.

•  Unless otherwise stated, information presented in this report is as of March 31, 2007, and is based on total net assets.

•  Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

•  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may be more volatile than other mutual funds, and the value of the Fund’s investments may rise and fall more rapidly.

•  The prices of and the income generated by securities held by the Fund may decline in response to certain events, including some directly involving the companies whose securities are owned by the Fund. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

•  The market value of the Fund’s holdings may be affected by government regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading and risks associated with nuclear power facilities.

•  There is no guarantee that the investment techniques and risk analyses used by the Fund’s managers will produce the desired results.

•  Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in value of those securities could significantly affect the value of your investment in the Fund.

About indexes used in this report

•  The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

•  The unmanaged Lipper Utility Funds Index represents an average of the largest utility funds tracked by Lipper Inc., an independent mutual fund performance monitor.

•  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•  The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information

Continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Not FDIC Insured  May lose value  No bank guarantee

AIMinvestments.com

Fund NASDAQ Symbols

Class A Shares	IAUTX
Class B Shares	IBUTX
Class C Shares	IUTCX
Investor Class Shares	FSTUX

2

AIM Utilities Fund

[TAYLOR
PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds —registered trademark—:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Most major stock market indexes, in the U.S. and overseas, performed well for the 12 months ended March 31, 2007, as did major fixed-income indexes.(1) Reasons for their positive performance included continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve Board, among other factors.(2)

As the period covered by this report drew to a close, however, stock market volatility returned. In late February, Asian markets sold off, triggering a global decline. Additional volatility followed in March, partly due to uncertainty about the health of the U.S. housing market and rising concern about the ability of sub-prime borrowers to repay their mortgages. By mid-April, after the close of the period covered by this report, U.S. and foreign markets had largely resumed their upward trend, helped by good economic growth and a rash of corporate buyouts.

At AIM Investments —registered trademark—, we know that market conditions change—often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

•       Domestic, global and international equity funds

•       Taxable and tax-exempt fixed-income funds

•       Allocation portfolios, with risk/return characteristics to match your needs

•       AIM Independence Funds—target-maturity funds that combine retail mutual funds and PowerShares —registered trademark— exchange-traded funds—with risk/return characteristics that change as your target retirement date nears

We believe in the value of working with a trusted financial advisor. Your financial advisor can recommend various AIM funds that, together, can create a portfolio that’s appropriate for your investment goals, time horizon and risk tolerance. Market volatility can be disconcerting—but your financial advisor can help you keep on track with your investment program, making periodic adjustments as market conditions and your changing investment goals warrant.

In conclusion

Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

Of course, you can access your account information, review your Fund’s performance, learn more about your Fund’s investment strategies and obtain general investing information when it’s convenient for you by visiting our Web site, AIMinvestments.com.

All of us at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we’re grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President – AIM Funds
CEO, AIM Investments

May 17, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Sources: (1)Lipper Inc.; (2)U.S. Federal Reserve Board

3

AIM Utilities Fund

[CROCKETT
PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the money market, equity and fixed-income AIM Funds improved for the one-year period ended December 31, 2006, as compared to the one-year period ended December 31, 2005, and the one-year period ended December 31, 2004.(1)▲

In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds’ performance, attract new assets and reduce costs. The asset class subcommittees of your Board’s Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I’ll report more on these steps once they’re completed.

Another major Board initiative for early 2007 is the revision of the AIM Funds’ proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar, Inc. is a leading provider of independent mutual fund investment research) included a review of AIM’s progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I’m looking forward to a return visit to Morningstar this year to review AIM Funds’ performance and governance ratings.

Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

I’d like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

May 17, 2007

Sources: ▲A I M Management Group Inc. and Lipper Inc.

(1) Past performance is no guarantee of future results. Please visit AIMinvestments.com for the most recent month-end performance for all AIM funds.

4

AIM Utilities Fund

Management’s discussion of Fund performance

Performance Summary

An investor preference for dividend-paying equities boosted the performance of utilities stocks, helping the Fund post double-digit returns at net asset value for the fiscal year ended March 31, 2007. The Fund outperformed its broad market index, the S&P 500 Index, as utilities was the strongest performing sector during the fiscal year.(1) Utilities stocks benefited from an increase in merger and acquisition activity, as well as investor preference for their generally more defensive character and their tendency to pay dividends.

Your Fund’s long-term performance appears on pages 8 and 9.

Fund vs. Indexes

Total returns, 3/31/06–3/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	33.05%
Class B Shares	32.02
Class C Shares	31.99
Investor Class Shares	33.00
S&P 500 Index(1) (Broad Market Index)	11.82
Lipper Utility Funds Index(1) (Peer Group Index)	31.28

Source: (1)Lipper Inc.

How we invest

We invest primarily in natural gas, electricity telecommunication services, water and oil companies, selecting stocks based on our quantitative and fundamental analysis of individual companies. Our quantitative analysis focuses on positive cash flows and predictable earnings. Our fundamental analysis seeks strong balance sheets, competent management and sustainable dividends and distributions.

We look for companies that could potentially benefit from industry trends, such as increased demand for certain products and deregulation of state markets, and that are attractively valued relative to the rest of the market. We also monitor and may adjust industry and position weights according to prevailing economic trends such as gross domestic product (GDP) growth and interest rate changes.

We control risk by:

•  Owning both regulated and unregulated utilities—unregulated companies may provide greater growth potential, while regulated firms may provide more stable dividends and principal.

•  Striving to maintain a reasonable cash position to avoid having to sell stocks during market downturns.

We may sell a stock for any of the following reasons:

•  Earnings growth is threatened because of deterioration in the firm’s fundamentals or change in the operating environment.

•  Valuation becomes too high.

•  Corporate strategy changes.

Market conditions and your Fund

During the fiscal year ended March 31, 2007, we began to see a moderation of economic growth. GDP, a measure of economic growth, declined from an annualized rate of 2.5% in the fourth quarter of 2006 to 1.3% in the first quarter of 2007.(1) Additionally, inflation, as measured by the consumer price index, was at an annualized rate of 2.8% for March 2007.(2) Overall, we believed the economic outlook remained positive although growth slowed to a more subdued level than what we have seen in the past several years.

Against this backdrop, utilities, telecommunication services and materials were the best performing sectors of the S&P 500 Index.(3) Information technology, industrials and health care, however, were the weakest sectors.(3) Investor preference for utilities stocks, based on their generally more defensive character and tendency to pay dividends, increased during the reporting period, bolstered by evidence of a slowing economy, low interest rates and lower energy costs. We believe utilities stocks tend to be sensitive to interest rate movements because they generally pay dividends and are

(continued)

Portfolio Composition

By industry
Electric Utilities	36.0%
Multi-Utilities	20.3
Integrated Telecommunication Services	11.9
Gas Utilities	9.5
Oil & Gas Storage & Transportation	9.5
Independent Power Producers & Energy Traders	6.7
Water Utilities	1.4
Money Market Funds Plus Other Assets Less Liabilities	4.7

Top 10 Equity Holdings*

1.	AT&T Inc.	5.6%
2.	NRG Energy, Inc.	5.0
3.	Exelon Corp.	4.8
4.	Entergy Corp.	4.4
5.	Questar Corp.	4.3
6.	FPL Group, Inc.	4.2
7.	Sempra Energy	4.2
8.	Dominion Resources, Inc.	4.1
9.	Duke Energy Corp.	4.0
10.	Edison International	3.9

Total Net Assets		$393.76 million

Total Number of Holdings*		33

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

5

AIM Utilities Fund

particularly attractive when interest rates are low. An increase in merger and acquisition activity, particularly in the diversified telecommunication services and independent power producers industries, also helped to strengthen stocks within the utilities sector. For the fiscal year, our holdings in electric utilities, multi-utilities and independent power producers had the most positive impact on Fund performance. Water utilities, on the other hand, detracted from Fund performance.

Our largest holding, AT&T, was a notable contributor to performance during the fiscal year. The company provides various landline telecommunication services, as well as satellite television services and wireless voice and data communication services, in the United States. The company completed its acquisition of BellSouth, thus consolidating its ownership and management of joint venture Cingular Wireless. With the merger complete, we believed AT&T had the potential to expand its broadband, wireless and television services while preserving its core phone business.

Independent power producer TXU also contributed positively to performance. In February 2007, TXU announced a buyout proposal by private-equity interests and a plan to reorganize the company under a new strategic direction. Although the offer price represented a premium to the February 22 closing price of TXU stock, we were hoping for a higher valuation over the next two to three years. Given these events, we sold our position in the stock while the firm seeks regulatory approval to privatize.

Detractors to Fund performance were minimal over the reporting period. Our water utility company, Aqua America, negatively affected performance. Aqua America is a holding company for regulated utilities providing water or wastewater services primarily in the United States. Shares of the stock declined after the company reported lower financial results. We continued to own the stock as we believed the company was making progress and acquiring new water systems.

Duke Energy also detracted from Fund performance. The independent power producer spun off its natural gas business to create a wholly separate publicly traded company, Spectra Energy. We acquired a minor position in Spectra as a result of the spinoff, however shares of Duke Energy declined following the restructuring. We continued to own the stock.

During the year, the reduced federal income tax rate for qualified dividends, which has made utilities stocks attractive to investors, was extended. However, we remained modestly concerned about the possible repeal of the dividend tax cut, as well as interest rate and inflationary trends. As carbon dioxide emissions remain a popular topic with legislators, we positioned the Fund with more exposure to natural gas and nuclear power companies. Natural gas has one-third the carbon dioxide emissions of coal and nuclear power, although controversial, has no greenhouse gas emissions. We continued to maintain our focus on holding what we believed were favorably priced stocks of strong companies with reasonable growth prospects and attractive dividend yields.

During the fiscal year, the Fund experienced double-digit returns. It would be imprudent for us to suggest such a level of performance would be sustainable over the long term. As always, we thank you for your continued investment and welcome any new investors to AIM Utilities Fund.

Sources: (1)Bureau of Economic Analysis, (2)Bureau of Labor Statistics, (3)Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures on the inside front cover.

[SEGNER

PHOTO]

John S. Segner

Senior portfolio manager, is lead manager of AIM Utilities Fund. He has more than 20 years of experience in the energy and investment industries. Before joining the Fund’s advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by the Energy/Gold/Utilities Team

For a presentation of your Fund’s long-term performance, please see pages 8 and 9.

6

AIM Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
A	$1,000.00	$1,192.90	$7.16	$1,018.40	$6.59	1.31%
B	1,000.00	1,188.50	11.24	1,014.66	10.35	2.06
C	1,000.00	1,189.20	11.24	1,014.66	10.35	2.06
Investor	1,000.00	1,193.40	7.16	1,018.40	6.59	1.31

(1)          The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006, through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended March 31, 2007, appear in the table “Cumulative Total Returns” on page 9.

(2)          Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

7

AIM Utilities Fund

Your Fund’s long-term performance

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, and so on.

8

[MOUNTAIN CHART]

Results of a $10,000 Investment

Index data from 5/31/86, Fund data from 6/2/86

	AIM Utilities Fund
Date	-Investor Class Shares	S&P 500 Index (1)
5/31/86		$10000
6/86	$10363	10169
7/86	10726	9601
8/86	11338	10312
9/86	10563	9460
10/86	10999	10006
11/86	11100	10249
12/86	10898	9987
1/87	11793	11332
2/87	11553	11779
3/87	11415	12119
4/87	10967	12012
5/87	10904	12116
6/87	11285	12728
7/87	11247	13373
8/87	11634	13871
9/87	11415	13567
10/87	10623	10646
11/87	10200	9768
12/87	10358	10511
1/88	11240	10953
2/88	11079	11461
3/88	10744	11108
4/88	10757	11231
5/88	11164	11326
6/88	11462	11846
7/88	11313	11801
8/88	11258	11401
9/88	11573	11886
10/88	11916	12217
11/88	11916	12042
12/88	11833	12252
1/89	12182	13149
2/89	12055	12822
3/89	12350	13120
4/89	12953	13801
5/89	13663	14357
6/89	13777	14276
7/89	14671	15564
8/89	14828	15868
9/89	15157	15803
10/89	14592	15437
11/89	15073	15750
12/89	15555	16128
1/90	14493	15046
2/90	14367	15239
3/90	14210	15643
4/90	13442	15253
5/90	14408	16737
6/90	14456	16624
7/90	14353	16571
8/90	13380	15075
9/90	12997	14343
10/90	13444	14282
11/90	13751	15203
12/90	14001	15626
1/91	13937	16305
2/91	14606	17470
3/91	15145	17892
4/91	15193	17935
5/91	15670	18706
6/91	14913	17850
7/91	15471	18681
8/91	16085	19122
9/91	16367	18802
10/91	16681	19054
11/91	16949	18289
12/91	17910	20377
1/92	17355	19998
2/92	17541	20256
3/92	17220	19863
4/92	17430	20445
5/92	17939	20545
6/92	17889	20240
7/92	18678	21066
8/92	18472	20636
9/92	18437	20878
10/92	18690	20950
11/92	19282	21661
12/92	19845	21927
1/93	20337	22110
2/93	20282	22411
3/93	21325	22884
4/93	21468	22331
5/93	22606	22927
6/93	23202	22994
7/93	23694	22901
8/93	24389	23768
9/93	24425	23586
10/93	24269	24073
11/93	23492	23844
12/93	24049	24132
1/94	24258	24952
2/94	23530	24275
3/94	22530	23219
4/94	22537	23516
5/94	22147	23901
6/94	21804	23316
7/94	22469	24081
8/94	22745	25066
9/94	22468	24453
10/94	22513	25002
11/94	21864	24093
12/94	21655	24449
1/95	21934	25083
2/95	22144	26059
3/95	22355	26827
4/95	22800	27617
5/95	23532	28719
6/95	23673	29385
7/95	23957	30359
8/95	24647	30434
9/95	25527	31718
10/95	25550	31605
11/95	26201	32991
12/95	27126	33626
1/96	27362	34769
2/96	27630	35093
3/96	27802	35431
4/96	29030	35952
5/96	28958	36878
6/96	29424	37019
7/96	28215	35384
8/96	28708	36132
9/96	29004	38163
10/96	29944	39215
11/96	30713	42177
12/96	30587	41342
1/97	30863	43923
2/97	30783	44268
3/97	29459	42452
4/97	29677	44984
5/97	31199	47735
6/97	32613	49857
7/97	33050	53823
8/97	31952	50810
9/97	34253	53591
10/97	34239	51803
11/97	36444	54199
12/97	38041	55129
1/98	38158	55739
2/98	39689	59756
3/98	42919	62814
4/98	41735	63457

Source: (1)Lipper Inc.

5/98	41309	62368
6/98	42247	64899
7/98	41934	64213
8/98	37757	54936
9/98	40646	58458
10/98	42264	63206
11/98	43785	67035
12/98	47283	70896
1/99	47964	73859
2/99	47058	71564
3/99	47524	74427
4/99	50299	77309
5/99	51884	75485
6/99	52646	79663
7/99	52557	77186
8/99	49766	76804
9/99	50149	74701
10/99	52075	79426
11/99	53429	81041
12/99	56677	85807
1/00	59863	81497
2/00	62676	79956
3/00	64569	87773
4/00	60114	85133
5/00	57775	83388
6/00	58532	85441
7/00	57326	84107
8/00	60812	89328
9/00	62229	84613
10/00	60132	84254
11/00	54732	77617
12/00	59028	77997
1/01	58019	80763
2/01	56400	73404
3/01	54776	68756
4/01	57953	74095
5/01	54603	74592
6/01	49077	72777
7/01	45995	72060
8/01	43015	67554
9/01	37462	62099
10/01	38447	63284
11/01	38785	68137
12/01	38975	68734
1/02	35534	67732
2/02	34240	66425
3/02	36517	68924
4/02	35524	64747
5/02	34050	64272
6/02	32436	59695
7/02	29471	55043
8/02	29919	55403
9/02	27810	49388
10/02	29167	53730
11/02	29654	56890
12/02	30289	53549
1/03	29204	52149
2/03	28363	51366
3/03	28851	51863
4/03	30296	56133
5/03	32975	59088
6/03	33123	59842
7/03	31526	60898
8/03	31845	62083
9/03	32708	61426
10/03	33100	64899
11/03	33511	65469
12/03	35632	68900
1/04	36099	70165
2/04	36889	71140
3/04	36786	70067
4/04	35775	68968
5/04	36136	69913
6/04	36801	71272
7/04	37419	68913
8/04	38399	69189
9/04	39321	69939
10/04	40972	71007
11/04	43615	73879
12/04	44658	76393
1/05	44622	74531
2/05	45992	76098
3/05	46019	74752
4/05	46318	73335
5/05	47027	75666
6/05	49186	75775
7/05	51055	78592
8/05	52740	77875
9/05	54949	78505
10/05	51488	77196
11/05	51451	80113
12/05	52198	80141
1/06	54312	82263
2/06	54616	82486
3/06	53299	83512
4/06	54285	84633
5/06	54817	82200
6/06	56139	82309
7/06	58704	82817
8/06	60348	84784
9/06	59400	86968
10/06	62133	89800
11/06	64438	91505
12/06	65359	92789
1/07	65863	94191
2/07	67911	92354
3/07	70869	93385

AIM Utilities Fund

Average Annual Total Returns

As of 3/31/07, including applicable sales charges

Class A Shares

Inception (3/28/02)	12.80%
5 Years	12.82
1 Year	25.73

Class B Shares

Inception (3/28/02)	13.15%
5 Years	13.05
1 Year	27.02

Class C Shares

Inception (2/14/00)	0.82%
5 Years	13.17
1 Year	30.99

Investor Class Shares

Inception (6/2/86)	9.86%
10 Years	9.17
5 Years	14.18
1 Year	33.00

Cumulative Total Returns

Six months ended 3/31/07, excluding applicable sales charges

Class A Shares	19.29%
Class B Shares	18.85
Class C Shares	18.92
Investor Class Shares	19.34

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class Shares was 1.30%, 2.05%, 2.05% and 1.30%, respectively.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class Shares was 1.46%, 2.21%, 2.21% and 1.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

(1)       The investment advisor has contractually agreed to waive fees and/or reimburse expenses to limit certain Fund expenses through at least June 30, 2007. See the current prospectus for more information.

Continued from inside front cover

about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

9

Supplement to Annual Report dated 3/31/07

AIM Utilities Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns

For periods ended 3/31/07

Inception (10/25/05)	26.10%
1 Year	33.54
6 Months*	19.60

*Cumulative total return that has not been annualized

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

NASDAQ Symbol	FSIUX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[AIM Investments Logo]
– registered trademark –

AIMinvestments.com	I-UTI-INS-1	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006, through March 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total return after expenses for the six months ended March 31, 2007, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/1/06)	(3/31/07)(1)	Period(2)	(3/31/07)	Period(2)	Ratio
Institutional	$1,000.00	$1,196.00	$4.82	$1,020.54	$4.43	0.88%

(1)       The actual ending account value is based on the actual total return of the Fund for the period October 1, 2006, through March 31, 2007, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total return after expenses for the six months ended March 31, 2007, appears in the table on the front of this supplement.

(2)       Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

AIMinvestments.com	I-UTI-INS-1	A I M Distributors, Inc.

AIM Utilities Fund

Schedule of Investments

March 31, 2007

	Shares	Value
Common Stocks & Other Equity Interests–95.29%
Electric Utilities–35.96%
Duke Energy Corp.	770,000	$15,623,300
E.ON A.G. (Germany)(a)(b)	65,000	8,843,977
Edison International	315,000	15,475,950
Enel S.p.A. (Italy)(b)	500,000	5,349,879
Entergy Corp.	164,000	17,206,880
Exelon Corp.	275,000	18,895,250
FirstEnergy Corp.	185,000	12,254,400
FPL Group, Inc.	272,000	16,638,240
Pepco Holdings, Inc.	270,000	7,835,400
PPL Corp.	305,000	12,474,500
Southern Co.	300,000	10,995,000
		141,592,776
Gas Utilities–9.54%
AGL Resources Inc.	204,000	8,714,880
Equitable Resources, Inc.	246,000	11,886,720
Questar Corp.	190,000	16,949,900
		37,551,500
Independent Power Producers & Energy Traders–6.71%
Constellation Energy Group	75,000	6,521,250
NRG Energy, Inc.(c)	276,000	19,883,040
		26,404,290
Integrated Telecommunication Services–11.87%
Alaska Communications Systems Group Inc.	654,756	9,657,651
AT&T Inc.	565,000	22,277,950
Verizon Communications Inc.	390,000	14,788,800
		46,724,401
Multi-Utilities–20.31%
Ameren Corp.	85,000	4,275,500
Dominion Resources, Inc.	180,000	15,978,600
National Grid PLC (United Kingdom)(a)	370,000	5,820,429
OGE Energy Corp.	75,000	2,910,000

	Shares	Value
Multi-Utilities–(continued)
PG&E Corp.	273,000	$13,177,710
PNM Resources Inc.	68,000	2,196,400
Public Service Enterprise Group Inc.	60,000	4,982,400
SCANA Corp.	70,000	3,021,900
Sempra Energy	270,000	16,472,700
Veolia Environnement (France)(a)(b)	150,000	11,141,085
		79,976,724
Oil & Gas Storage & Transportation–9.48%
El Paso Corp.	810,000	11,720,700
Spectra Energy Corp.	390,000	10,245,300
Williams Cos., Inc. (The)	540,000	15,368,400
		37,334,400
Water Utilities–1.42%
Aqua America Inc.(b)	250,000	5,612,500
Total Common Stocks & Other Equity Interests (Cost $251,748,212)		375,196,591
Money Market Funds–5.40%
Liquid Assets Portfolio–Institutional Class(d)	10,637,280	10,637,280
Premier Portfolio–Institutional Class(d)	10,637,280	10,637,280
Total Money Market Funds (Cost $21,274,560)		21,274,560
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities loaned)–100.69% (Cost $273,022,772)		396,471,151
Investments Purchased with Cash Collateral from Securities Loaned
Money Market Funds–5.90%
Premier Portfolio–Institutional Class (Cost $23,229,940)(d)(e)	23,229,940	23,229,940
TOTAL INVESTMENTS–106.59% (Cost $296,252,712)		419,701,091
OTHER ASSETS LESS LIABILITIES–(6.59)%		(25,936,199)
NET ASSETS–100.00%		$393,764,892

Notes to Schedule of Investments:

(a)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2007 was $25,805,491, which represented 6.55% of the Fund's Net Assets. See Note 1A.

(b)  All or a portion of this security was out on loan at March 31, 2007.

(c)  Non-income producing security.

(d)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(e)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-1

AIM Utilities Fund

Statement of Assets and Liabilities

March 31, 2007

Assets:
Investments, at value (cost $251,748,212)*	$375,196,591
Investments in affiliated money market funds (cost $44,504,500)	44,504,500
Total investments (cost $296,252,712)	419,701,091
Foreign currencies, at value (cost $156)	158
Cash	35,098
Receivables for:
Fund shares sold	1,099,775
Dividends	766,751
Investment for trustee deferred compensation and retirement plans	86,078
Other assets	26,288
Total assets	421,715,239
Liabilities:
Payables for:
Investments purchased	3,975,625
Fund shares reacquired	293,486
Trustee deferred compensation and retirement plans	112,691
Collateral upon return of securities loaned	23,229,940
Fund expenses advanced	5,262
Accrued distribution fees	120,860
Accrued trustees' and officer's fees and benefits	5,003
Accrued transfer agent fees	115,366
Accrued operating expenses	92,114
Total liabilities	27,950,347
Net assets applicable to shares outstanding	$393,764,892
Net assets consist of:
Shares of beneficial interest	$312,785,830
Undistributed net investment income	90,371
Undistributed net realized gain (loss)	(42,559,904)
Unrealized appreciation	123,448,595
$393,764,892

Net Assets:
Class A	$214,288,597
Class B	$49,840,063
Class C	$17,711,261
Investor Class	$106,793,165
Institutional Class	$5,131,806
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	11,805,971
Class B	2,737,031
Class C	965,231
Investor Class	5,835,091
Institutional Class	282,764
Class A:
Net asset value per share	$18.15
Offering price per share (Net asset value of $18.15 ÷ 94.50%)	$19.21
Class B:
Net asset value and offering price per share	$18.21
Class C:
Net asset value and offering price per share	$18.35
Investor Class:
Net asset value and offering price per share	$18.30
Institutional Class:
Net asset value and offering price per share	$18.15

*  At March 31, 2007, securities with an aggregate value of $22,244,513 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-2

AIM Utilities Fund

Statement of Operations

For the year ended March 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $215,073)	$10,054,371
Dividends from affiliated money market funds (includes securities lending income of $108,080)	664,302
Total investment income	10,718,673
Expenses:
Advisory fees	2,426,056
Administrative services fees	114,399
Custodian fees	41,972
Distribution fees:
Class A	427,944
Class B	447,529
Class C	136,072
Investor Class	229,333
Transfer agent fees — A, B, C and Investor	881,426
Transfer agent fees — Institutional	536
Trustees' and officer's fees and benefits	24,339
Other	262,497
Total expenses	4,992,103
Less: Fees waived, expenses reimbursed and expense offset arrangements	(361,147)
Net expenses	4,630,956
Net investment income	6,087,717
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $17,540)	33,061,363
Foreign currencies	(51,260)
33,010,103
Change in net unrealized appreciation of:
Investment securities	54,522,621
Foreign currencies	599
54,523,220
Net realized and unrealized gain	87,533,323
Net increase in net assets resulting from operations	$93,621,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-3

AIM Utilities Fund

Statement of Changes In Net Assets

For the years ended March 31, 2007 and 2006

	2007	2006
Operations:
Net investment income	$6,087,717	$5,369,383
Net realized gain	33,010,103	17,948,861
Change in net unrealized appreciation	54,523,220	14,443,788
Net increase in net assets resulting from operations	93,621,040	37,762,032
Distributions to shareholders from net investment income:
Class A	(3,468,997)	(2,989,929)
Class B	(551,443)	(572,852)
Class C	(163,522)	(146,149)
Investor Class	(1,823,569)	(1,870,643)
Institutional Class	(56,082)	(4,121)
Decrease in net assets resulting from distributions	(6,063,613)	(5,583,694)
Share transactions — net:
Class A	31,857,689	7,090,274
Class B	(4,000,356)	1,623,807
Class C	2,815,318	3,083,887
Investor Class	(2,573,026)	(5,412,154)
Institutional Class	3,757,205	721,596
Net increase in net assets resulting from share transactions	31,856,830	7,107,410
Net increase in net assets	119,414,257	39,285,748
Net assets:
Beginning of year	274,350,635	235,064,887
End of year (including undistributed net investment income of $90,371 and $90,977, respectively)	$393,764,892	$274,350,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-4

AIM Utilities Fund

Notes to Financial Statements

March 31, 2007

NOTE 1—Significant Accounting Policies

AIM Utilities Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objectives are capital growth and income.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

F-5

AIM Utilities Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized

F-6

AIM Utilities Fund

appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Through at least June 30, 2007, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

Average Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.30%, 2.05%, 2.05%, 1.30% and 1.05% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may have benefited from a one time credit used to offset custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended March 31, 2007, AIM waived advisory fees of $10,324 and reimbursed $323,195 of class level expenses of Class A, Class B, Class C and Investor Class shares in proportion to the net assets of each class.

At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2007, AMVESCAP reimbursed expenses of the Fund in the amount of $2,572.

F-7

AIM Utilities Fund

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2007, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2007, ADI advised the Fund that it retained $77,599 in front-end sales commissions from the sale of Class A shares and $8,567, $46,279 and $3,576 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended March 31, 2007.

Investments of Daily Available Cash Balances:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio–Institutional Class	$—	$49,261,909	$(38,624,629)	$—	$10,637,280	$247,541	$—
Premier Portfolio–Institutional Class	3,440,728	70,599,705	(63,403,153)	—	10,637,280	308,681	—
Subtotal	$3,440,728	$119,861,614	$(102,027,782)	$—	$21,274,560	$556,222	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 03/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/07	Dividend Income*	Realized Gain (Loss)
Premier Portfolio–Institutional Class	$14,506,448	$59,641,227	$(50,917,735)	$—	$23,229,940	$108,080	$—
Total Investments in Affiliates	$17,947,176	$179,502,841	$(152,945,517)	$—	$44,504,500	$664,302	$—

*  Net of compensation to counterparties.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common

F-8

AIM Utilities Fund

Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2007, the Fund engaged in securities sales of $90,044, which resulted in net realized gains of $17,540.

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended March 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $25,056.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2007, the Fund paid legal fees of $4,922 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund participates in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the year ended March 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At March 31, 2007, securities with an aggregate value of $22,244,513 were on loan to brokers. The loans were secured by cash collateral of $23,229,940 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended March 31, 2007, the Fund received dividends on cash collateral investments of $108,080 for securities lending transactions, which are net of compensation to counterparties.

F-9

AIM Utilities Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from ordinary income	$6,063,613	$5,583,694

Tax Components of Net Assets:

As of March 31, 2007, the components of net assets on a tax basis were as follows:

2007
Undistributed ordinary income	$180,253
Net unrealized appreciation - investments	122,815,202
Temporary book/tax differences	(89,882)
Capital loss carryover	(41,926,511)
Shares of beneficial interest	312,785,830
Total net assets	$393,764,892

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the treatment of corporate actions. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $216.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2007 to utilizing $32,255,111 of capital loss carryforward in the fiscal year ended March 31, 2008.

The Fund utilized $28,698,750 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2007 which expires as follows:

Expiration	Capital Loss Carryforward*
March 31, 2010	$17,893,455
March 31, 2011	23,729,348
March 31, 2013	303,708
Total capital loss carryforward	$41,926,511

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2007 was $122,085,186 and $104,810,690, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$122,814,986
Aggregate unrealized (depreciation) of investment securities	—
Net unrealized appreciation of investment securities	$122,814,986

Cost of investments for tax purposes is $296,886,105.

F-10

AIM Utilities Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and defaulted bonds, on March 31, 2007, undistributed net investment income was decreased by $24,710 and undistributed net realized gain (loss) was increased by $24,710. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2007(a)		2006
	Shares	Amount	Shares	Amount
Sold:
Class A	4,797,985	$74,934,437	4,467,715	$60,682,158
Class B	988,135	15,509,813	1,328,228	17,798,142
Class C	570,686	9,084,763	753,200	10,129,701
Investor Class	1,101,565	17,678,603	1,922,756	26,204,938
Institutional Class(b)	243,708	3,959,498	52,882	739,049
Issued as reinvestment of dividends:
Class A	199,779	3,110,511	191,385	2,654,174
Class B	31,966	489,479	36,537	507,108
Class C	9,455	147,243	9,371	130,997
Investor Class	110,738	1,733,419	126,615	1,767,848
Institutional Class(b)	3,443	56,082	290	4,096
Automatic conversion of Class B shares to Class A shares:
Class A	330,474	5,190,983	295,266	3,977,446
Class B	(329,541)	(5,190,983)	(294,511)	(3,977,446)
Reacquired:
Class A	(3,279,773)	(51,378,242)	(4,428,535)	(60,223,504)
Class B	(952,554)	(14,808,665)	(937,188)	(12,703,997)
Class C	(411,182)	(6,416,688)	(522,221)	(7,176,811)
Investor Class	(1,410,976)	(21,985,048)	(2,440,722)	(33,384,940)
Institutional Class(b)	(16,026)	(258,375)	(1,533)	(21,549)
	1,987,882	$31,856,830	559,535	$7,107,410

(a)  There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 11% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)  Institutional Class shares commenced sales on October 25, 2005.

NOTE 13—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending March 31, 2008.

F-11

AIM Utilities Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2007		2006	2005	2004	2003(a)
Net asset value, beginning of period	$13.92		$12.28	$10.10	$8.13	$10.66
Income from investment operations:
Net investment income	0.31		0.28	0.30 (b)	0.22 (b)	0.16
Net gains (losses) on securities (both realized and unrealized)	4.23		1.65	2.18	1.98	(2.40)
Total from investment operations	4.54		1.93	2.48	2.20	(2.24)
Less dividends from net investment income	(0.31)		(0.29)	(0.30)	(0.23)	(0.29)
Net asset value, end of period	$18.15		$13.92	$12.28	$10.10	$8.13
Total return(c)	33.05%		15.74%	24.95%	27.33%	(21.05)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$214,289		$135,835	$113,325	$101,899	$450
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.31	%(d)	1.30%	1.40%	1.40%	1.41%
Without fee waivers and/or expense reimbursements	1.41	%(d)	1.46%	1.46%	1.77%	1.74%
Ratio of net investment income to average net assets	2.01	%(d)	2.06%	2.76%	2.27%	2.79%
Portfolio turnover rate	33%		37%	33%	101%	64%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $171,177,779.

	Class B
	Year ended March 31,
	2007		2006	2005	2004	2003(a)
Net asset value, beginning of period	$13.97		$12.32	$10.13	$8.15	$10.66
Income from investment operations:
Net investment income	0.20		0.18	0.23 (b)	0.16 (b)	0.13
Net gains (losses) on securities (both realized and unrealized)	4.24		1.66	2.19	1.98	(2.43)
Total from investment operations	4.44		1.84	2.42	2.14	(2.30)
Less dividends from net investment income	(0.20)		(0.19)	(0.23)	(0.16)	(0.21)
Net asset value, end of period	$18.21		$13.97	$12.32	$10.13	$8.15
Total return(c)	32.02%		14.92%	24.17%	26.47%	(21.67)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$49,840		$41,888	$35,303	$34,606	$193
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.06	%(d)	2.05%	2.05%	2.05%	2.14%
Without fee waivers and/or expense reimbursements	2.16	%(d)	2.21%	2.21%	2.79%	2.69%
Ratio of net investment income to average net assets	1.26	%(d)	1.31%	2.11%	1.62%	1.84%
Portfolio turnover rate	33%		37%	33%	101%	64%

(a)  Class commenced sales on March 28, 2002.

(b)  Calculated using average shares outstanding.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $44,752,856.

F-12

AIM Utilities Fund

Note 14—Financial Highlights—(continued)

	Class C
	Year ended March 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$14.08		$12.41	$10.21	$8.22	$10.63
Income from investment operations:
Net investment income	0.20		0.18	0.23 (a)	0.16 (a)	0.15
Net gains (losses) on securities (both realized and unrealized)	4.27		1.68	2.20	1.98	(2.47)
Total from investment operations	4.47		1.86	2.43	2.14	(2.32)
Less dividends from net investment income	(0.20)		(0.19)	(0.23)	(0.15)	(0.09)
Net asset value, end of period	$18.35		$14.08	$12.41	$10.21	$8.22
Total return(b)	31.99%		14.98%	24.08%	26.17%	(21.85)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$17,711		$11,208	$6,900	$6,437	$667
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.06	%(c)	2.05%	2.05%	2.05%	2.05%
Without fee waivers and/or expense reimbursements	2.16	%(c)	2.21%	2.21%	3.14%	3.70%
Ratio of net investment income to average net assets	1.26	%(c)	1.31%	2.11%	1.62%	1.75%
Portfolio turnover rate	33%		37%	33%	101%	64%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $13,607,208.

	Investor Class
	Year ended March 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of period	$14.04		$12.38	$10.18	$8.19	$10.66
Income from investment operations:
Net investment income	0.32		0.28	0.31 (a)	0.22 (a)	0.23
Net gains (losses) on securities (both realized and unrealized)	4.26		1.67	2.21	2.01	(2.46)
Total from investment operations	4.58		1.95	2.52	2.23	(2.23)
Less dividends from net investment income	(0.32)		(0.29)	(0.32)	(0.24)	(0.24)
Net asset value, end of period	$18.30		$14.04	$12.38	$10.18	$8.19
Total return(b)	33.00%		15.79%	25.08%	27.50%	(20.99)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$106,793		$84,701	$79,536	$69,065	$72,749
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.31	%(c)	1.30%	1.30%	1.30%	1.30%
Without fee waivers and/or expense reimbursements	1.41	%(c)	1.46%	1.46%	2.01%	1.90%
Ratio of net investment income to average net assets	2.01	%(c)	2.06%	2.86%	2.37%	2.63%
Portfolio turnover rate	33%		37%	33%	101%	64%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $91,733,319.

F-13

AIM Utilities Fund

Note 14—Financial Highlights—(continued)

	Institutional Class
	Year ended March 31, 2007		October 25, 2005 (Date sales commenced) to March 31, 2006
Net asset value, beginning of period	$13.92		$13.48
Income from investment operations:
Net investment income	0.36		0.13
Net gains on securities (both realized and unrealized)	4.24		0.46
Total from investment operations	4.60		0.59
Less dividends from net investment income	(0.37)		(0.15)
Net asset value, end of period	$18.15		$13.92
Total return(a)	33.54%		4.34%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,132		$719
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.91	%(b)	0.92	%(c)
Without fee waivers and/or expense reimbursements	0.91	%(b)	1.05	%(c)
Ratio of net investment income to average net assets	2.41	%(b)	2.44	%(c)
Portfolio turnover rate(d)	33%		37%

(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(b)  Ratios are based on average daily net assets of $2,202,970.

(c)  Annualized.

(d)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an

F-14

AIM Utilities Fund

NOTE 15—Legal Proceedings—(continued)

"administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

F-15

AIM Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Utilities Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 18, 2007
Houston, Texas

F-16

AIM Utilities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2007:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Non-Resident Alien Shareholders

Qualified Interest Income**	3.33%

**  The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007 were 12.20%, 10.64%, 13.47%, and 13.18%, respectively.

F-17

AIM Utilities Fund

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Director, Chief Executive Officer and President, AMVESCAP PLC (parent of AIM and a global investment management firm); Chairman, A I M Advisors, Inc. (registered investment advisor); and Director, Chairman, Chief Executive Officer and President, AVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman and President, AMVESCAP Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Robert H. Graham[2] — 1946 Trustee and Vice Chair	2003	Trustee and Vice Chair of The AIM Family of Funds®.
		Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products; and President and Principal Executive Officer of The AIM Family of Funds®; Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC; and Chairman, AMVESCAP PLC — AIM Division.	None

Philip A. Taylor[3] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, A I M Management Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer), A I M Advisors, Inc., AIM Funds Management Inc. d/b/a AMVESCAP Enterprise Services (registered investment advisor and registered transfer agent) and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, A I M Capital Management, Inc.; Director and President, A I M Advisors, Inc., INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, A I M Distributors, Inc.; Director and Chairman, AIM Investment Services, Inc., Fund Management Company and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, AVZ Callco Inc. (holding company), AMVESCAP Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Director and Chief Executive Officer, AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Powershares Capital Management LLC
		Formerly: President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company (2 portfolios))

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company (7 portfolios)); Annuity and Life Re (Holdings), Ltd. (insurance company); CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner, Dos Angelos Ranch, L.P.
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff, and Discovery Global Education Fund (non-profit)

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (registered investment company (7 portfolios))

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche	Director, Mainstay VP Series Funds, Inc. (21 portfolios)

1   Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.

2  Mr. Graham is considered an interested person of the Trust because of his previous positions with AMVESCAP PLC, parent of the advisor to the Trust.

3  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

F-18

AIM Utilities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc., A I M Advisors, Inc. and A I M Capital Management, Inc.; Director, Vice President and Secretary, INVESCO Distributors, Inc.; Vice President and Secretary, AIM Investment Services, Inc., and Fund Management Company; Senior Vice President and Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®
		Formerly: Vice President, A I M Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, AMVESCAP PLC; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; Vice President, AIM Investment Services, Inc. and Fund Management Company; Senior Vice President and Chief Compliance Officer of The AIM Family of Funds® and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	Senior Vice President and General Counsel, AMVESCAP PLC; Director, INVESCO Funds Group, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, General Counsel, and Vice President Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Senior Vice President, A I M Distributors, Inc.; Vice President, A I M Capital Management, Inc. and AIM Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Chief Executive Officer and President, INVESCO Funds Group, Inc.; and Senior Vice President, Chief Legal Officer and General Counsel, Liberty Financial Companies, Inc. and Liberty Funds Group, LLC	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice President, Treasurer and Principal Officer of The AIM Family of Funds®
		Formerly: Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management and Senior Vice President, A I M Advisors, Inc. and A I M Capital Management, Inc.; Director and President, Fund Management Company; President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Chief Cash Management Officer and Managing Director, A I M Capital Management, Inc.; Vice President, A I M Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Patrick J.P. Farmer — 1962 Vice President	2007	Head of North American Retail Investments, Director, Chief Investment Officer and Executive Vice President, AIM Funds Management Inc. d/b/a AIM Trimark Investments; Senior Vice President and Head of Equity Investments, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Director, Trimark Trust	N/A

Stephen M. Johnson — 1961 Vice President	2007	Chief Investment Officer of INVESCO Fixed Income and Vice President, INVESCO Institutional (N.A.), Inc.; Senior Vice President and Fixed Income Chief Investment Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, The AIM Family of Funds®	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services, Inc., AIM Private Asset Management, Inc., Fund Management Company and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, AIM Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, A I M Management Group Inc.; Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Vice President and Chief Compliance Officer, A I M Capital Management, Inc.; and Vice President, A I M Distributors, Inc., AIM Investment Services, Inc. and Fund Management Company
		Formerly: Global Head of Product Development, AIG-Global Investment Group, Inc.; Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management; and Chief Compliance Officer, Chief Operating Officer and Deputy General Counsel, American General Investment Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

F-19

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If used after July 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $471 billion in assets under management as of March 31, 2007.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

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ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2007	Fees Billed for	year end 2006
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for fiscal	Pre-Approval
	fiscal year end 2007	Requirement(1)	year end 2006	Requirement(1)
Audit Fees	$214,099	N/A	$213,492	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$47,061	0%	$47,507	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$261,160	0%	$260,999	0%

PWC billed the Registrant aggregate non-audit fees of $47,061 for the fiscal year ended 2007, and $47,507 for the fiscal year ended 2006, for non-audit services rendered to the Registrant.

(1)           With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)           Tax fees for the fiscal year end March 31, 2007 includes fees billed for reviewing tax returns.  Tax fees for fiscal year end March 31, 2006 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to AIM and AIM Affiliates

PWC billed A I M Advisors, Inc. (“AIM”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant (“AIM Affiliates”) aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services	Percentage of Fees	Audit Services	Percentage of Fees
	Rendered to AIM and	Billed Applicable to	Rendered to AIM and	Billed Applicable to
	AIM Affiliates for	Non-Audit Services	AIM Affiliates for	Non-Audit Services
	fiscal year end 2007	Provided for fiscal year	fiscal year end 2006	Provided for fiscal year
	That Were Required	end 2007 Pursuant to	That Were Required	end 2006 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%
Total Fees(2)	$0	0%	$0	0%

(1)           With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)           Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2007, and $0 for the fiscal year ended 2006, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.   To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006

I.                          Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”).  As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”).  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made.  The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee.  The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise.  The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.                      Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees.  All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.                  Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.                 Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.                     Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made.  The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.                 Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees.  The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring.  Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                                          Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                                          Financial information systems design and implementation

•                                          Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                                          Actuarial services

•                                          Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                                          Management functions

•                                          Human resources

•                                          Broker-dealer, investment adviser, or investment banking services

•                                          Legal services

•                                          Expert services unrelated to the audit

•                                          Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of March 15, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 15, 2007, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and  (2)  that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Sector Funds

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	June 7, 2007

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	June 7, 2007

By:	/s/ SIDNEY M. DILGREN
Sidney M. Dilgren
Principal Financial Officer

Date:	June 7, 2007

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.